PROSPECTUS
Virtus Strategy Trust

February 1, 2021, as supplemented June 14, 2021

TICKER SYMBOL BY CLASS

FUND	A	C	Institutional	P	Administrative	R6
Virtus AllianzGI Convertible Fund (formerly AllianzGI Convertible Fund)	ANZAX	ANZCX	ANNPX	ANCMX	ANNAX
Virtus AllianzGI Core Plus Bond Fund (formerly AllianzGI Core Plus Bond Fund)			ACKIX	ACKPX		ACOSX
Virtus AllianzGI Emerging Markets Consumer Fund (formerly AllianzGI Emerging Markets Consumer Fund)	AMMAX		AERIX
Virtus NFJ Emerging Markets Value Fund (formerly AllianzGI Emerging Markets Value Fund)	AZMAX	AZMCX	AZMIX	AZMPX
Virtus AllianzGI Global Allocation Fund (formerly AllianzGI Global Allocation Fund)	PALAX	PALCX	PALLX	AGAPX	AGAMX	AGASX
Virtus AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Dynamic Allocation Fund)	ASGAX	ASACX	AGAIX	AGSPX	AGFAX	ADYFX
Virtus AllianzGI Global Sustainability Fund (formerly AllianzGI Global Sustainability Fund)	ASUAX		ASTNX	ASTPX
Virtus AllianzGI High Yield Bond Fund (formerly AllianzGI High Yield Bond Fund)	AYBAX	AYBCX	AYBIX	AYBPX	AYBVX
Virtus AllianzGI International Small-Cap Fund (formerly AllianzGI International Small-Cap Fund)	AOPAX	AOPCX	ALOIX	ALOPX		AIISX
Virtus AllianzGI Preferred Securities and Income Fund (formerly AllianzGI Preferred Securities and Income Fund)			APEIX	APUPX		ARISX
Virtus AllianzGI Short Duration High Income Fund (formerly AllianzGI Short Duration High Income Fund)	ASHAX	ASHCX	ASHIX	ASHPX		ASHSX
Virtus AllianzGI Water Fund (formerly AllianzGI Water Fund)	AWTAX	AWTCX	AWTIX	AWTPX
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each fund’s shareholder reports are no longer sent by mail, unless specifically requested from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the fund, you may make such elections by calling the fund at
1-800-243-1574
or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

 Virtus Mutual Funds

TAX STATUS OF DISTRIBUTIONS	194
FINANCIAL HIGHLIGHTS	195
APPENDIX A	221
This Prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. None of this Prospectus, the SAI or any contract that is an exhibit to the funds’ registration statement is intended to give rise to any agreement or contract between the funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal securities laws or state securities that may not be waived.

Virtus AllianzGI Convertible Fund (formerly AllianzGI Convertible Fund)

Investment Objective
The fund seeks maximum total return, consisting of capital appreciation and current income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class P	Administrative
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class P	Administrative
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None	0.25%
Other Expenses (3)	0.24%	0.22%	0.22%	0.25%	0.18%
Total Annual Fund Operating Expenses	1.06%	1.79%	0.79%	0.82%	1.00%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.10)%	(0.06)%	(0.08)%	(0.11)%	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	0.96%	1.73%	0.71%	0.71%	0.93%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.96% for Class A shares, 1.73% for Class C shares, 0.71% for Institutional Class shares, 0.71% for Class P shares and 0.93% for Administrative Class shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by

Virtus AllianzGI Convertible Fund	1

AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$643	$849	$1,083	$1,754

Class C	Sold	$276	$552	$960	$2,100
	Held	$176	$552	$960	$2,100

Institutional	Sold or Held	$73	$236	$424	$966

Class P	Sold or Held	$73	$239	$433	$992

Administrative	Sold or Held	$95	$304	$539	$1,212
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 145% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities (such as warrants or options) that provide an opportunity for equity participation. The fund may also invest a portion of its assets in contingent convertible securities (“CoCos”), which are a form of hybrid security that generally either converts into equity or has its principal written down at the election of investors and upon the occurrence of certain pre-specified triggering events.
For purposes of this policy, the fund may also gain exposure to c
o
nvertible securities through derivatives or other “synthetic” means. The fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The fund may also invest up to 20% of its net assets in nonconvertible debt securities rated

2	Virtus AllianzGI Convertible Fund

below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up
research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond. In addition to gaining “synthetic” exposure to convertible securities through derivatives as outlined above, the fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first ten risks):

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
  The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Convertible Securities Risk.
  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the fund.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan
of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>
Call Risk.
  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Virtus AllianzGI Convertible Fund	3

>
Equity Securities Risk.
  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Contingent Convertible Securities Risk.
  Contingent convertible securities (“CoCos”) are subject to greater levels of credit and liquidity risk than fixed income securities generally. They may rank junior to other creditors in the event of a liquidation or other bankruptcy-related event and become further subordinated as a result of conversion from debt to equity.

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Debt Instruments Risk.
  Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling
800-243-1574.

4	Virtus AllianzGI Convertible Fund

Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	26.25%	Worst Quarter:	Q3/2011:	-13.66%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Fund Inception (4/19/93)
Institutional Class
Return Before Taxes	55.82%	19.87%	13.58%	11.94%
Return After Taxes on Distributions	51.98%	15.92%	10.60%	9.54%
Return After Taxes on Distributions and Sale of Fund Shares	33.39%	14.13%	9.73%	9.06%
Class A
Return Before Taxes	46.89%	18.18%	12.59%	11.36%
Class C
Return Before Taxes	53.19%	18.64%	12.40%	10.77%
Class P
Return Before Taxes	55.84%	19.83%	13.51%	11.84%
Administrative Class
Return Before Taxes	55.47%	19.60%	13.30%	11.62%
ICE BofA US Convertibles Index (reflects no deduction for fees, expenses or taxes)	46.22%	17.76%	12.59%	9.69%
The ICE BofA US
Convertibles
Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies. It is not possible to invest directly in an index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Institutional Class Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.

Virtus AllianzGI Convertible Fund	5

After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the fund since 1994.

>	Justin Kass, CFA, portfolio manager and managing director, has managed the fund since 2003.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

6	Virtus AllianzGI Convertible Fund

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

Virtus AllianzGI Convertible Fund	7

Virtus AllianzGI Core Plus Bond Fund (formerly AllianzGI Core Plus Bond Fund)

Investment Objective
The fund seeks total return, consisting of current income and capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Institutional	Class R6	Class P
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional	Class R6	Class P
Management Fees	0.30%	0.30%	0.30%
Distribution and Shareholder Servicing (12b-1) Fees	None	None	None
Other Expenses (2)	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	0.76%	0.76%	0.76%
Less: Fee Waiver and/or Expense Reimbursement (1)	(0.46)%	(0.51)%	(0.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement (1)	0.30%	0.25%	0.35%

(1)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.30% for Institutional Class shares, 0.25% for Class R6 shares and 0.35% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(2)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

8	Virtus AllianzGI Core Plus Bond Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Institutional	Sold or Held	$31	$148	$331	$858

Class R6	Sold or Held	$26	$138	$320	$848

Class P	Sold or Held	$36	$159	$341	$868
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 552% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The fund generally invests in debt securities issued by U.S. and
non-U.S.
governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage- backed securities and other asset-backed securities. The fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities. The Fund retains broad flexibility to obtain exposure to fixed income instruments.
The fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The fund considers a debt instrument to be investment grade based on the highest rating assigned at the time of purchase by Standard and Poor’s Global Ratings Services, Moody’s Investors Service, Inc., Fitch, Inc., Kroll Bond Rating Agency or DBRS.
The fund may invest up to 10% of its assets in
non-U.S.
dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental
issuers or other entities. The fund typically seeks to fully hedge its exposure to
non-U.S.
dollar currencies.
In making investments, the fund’s portfolio managers will normally seek to maintain an average portfolio duration within two years above or below that of its benchmark, the Bloomberg Barclays U.S.

Virtus AllianzGI Core Plus Bond Fund	9

Aggregate Bond Index. As of December 31, 2020, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.90 years.
The fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging
strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses.
The fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced
(“TBA”) market and those in a dollar roll transaction.
The fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.
The fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the fund having a portfolio turnover rate substantially in excess of 300% annually.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first eight risks):

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Debt Instruments Risk.
  Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>	Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

10	Virtus AllianzGI Core Plus Bond Fund

>
Mortgage-Backed and Asset-Backed Securities Risk.

Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment
of underlying collateral, including losses to the fund.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Call Risk.
  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

>
Confidential Information Access Risk.
  The fund’s Manager normally will seek to avoid the receipt of material, non-public
information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

>
Convertible Securities Risk.
  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the fund.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.

If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Foreign Investing Risk.
  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Issuer Risk.
  The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Virtus AllianzGI Core Plus Bond Fund	11

>
Liquidity Risk.
Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.
Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	5.84%	Worst Quarter:	Q4/2019:	0.27%

12	Virtus AllianzGI Core Plus Bond Fund

Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Fund Inception (5/30/18)
Institutional Class
Return Before Taxes	12.53%	8.97%
Return After Taxes on Distributions	8.35%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	5.65%
Class R6
Return Before Taxes	12.54%	9.01%
Class P
Return Before Taxes	12.42%	8.91%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	6.87%
The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are
SEC-registered,
taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/ Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Institutional Class Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Carl W. Pappo, Jr., CFA, lead portfolio manager, managing director and CIO US Fixed Income, has managed the fund since its inception in 2018.

>	Stephen J. Sheehan, CFA, portfolio manager and vice president, has managed the fund since its inception in 2018.

>	Michael W. Zazzarino, senior portfolio manager and director, has managed the fund since its inception 2018.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

Virtus AllianzGI Core Plus Bond Fund	13

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

14	Virtus AllianzGI Core Plus Bond Fund

Virtus AllianzGI Emerging Markets Consumer Fund (formerly AllianzGI Emerging Markets Consumer Fund)

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional
Management Fees	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses (3)	0.85%	0.82%
Total Annual Fund Operating Expenses	1.95%	1.67%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.55)%	(0.62)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.40%	1.05%
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.40% for Class A shares and 1.05% for Institutional Class shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Virtus AllianzGI Emerging Markets Consumer Fund	15

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$685	$1,026	$1,447	$2,617
Institutional	Sold or Held	$107	$401	$786	$1,866
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The fund currently defines emerging market countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in a Benchmark Country (as defined below), traded on an exchange in a Benchmark Country or if it has exposure to a Benchmark Country. The fund will normally invest primarily in companies located in the countries represented in the fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Benchmark Countries”). The fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. Additionally, the fund may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The fund expects to access China A Shares through the Shanghai-Hong Kong Stock Connect program or the
Shenzhen-Hong
Kong Stock Connect program (each a “Stock Connect”), as applicable.
The fund seeks to capitalize on economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The fund maintains flexibility to invest in all industries within the consumer staples, consumer discretionary,

16	Virtus AllianzGI Emerging Markets Consumer Fund

communication services and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and real estate sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable
household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The communication services sector includes companies exposed to telecommunication services, media, interactive media & services, and entertainment. It includes internet and software companies, traditional and internet-based content publishers, diversified telecommunications and wireless telecommunications providers. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, consumer-related financials, communication equipment and professional services industries.
The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited. The fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $251.7 million and $1.9 trillion as of December 31, 2020) and approximately 200 developed market equities that the portfolio managers consider to have exposure to emerging markets. The investment process begins with a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up
basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.
In addition to common stocks, the fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. The fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies, and may invest a portion of its assets in securities issued in initial public offerings (IPOs). The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund does not expect to invest significantly in derivative instruments, it may do so at any time. The fund typically does not seek to hedge its exposure to securities denominated in
non-U.S.
dollar currencies but retains the flexibility to do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the

Virtus AllianzGI Emerging Markets Consumer Fund	17

overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first seven risks):

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.

The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Foreign Investing Risk.
  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Emerging Markets Risk.
  Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
China-Related Risk.
  Because the fund may invest a substantial portion of its assets in equity securities of Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

>
Focused Investment Risk (Consumer-Related Companies Risk).
  To the extent the fund focuses its investments on a limited number of issuers, sectors (such as the consumer and consumer-related sectors), industries or geographic regions, it may be subject to increased risk and volatility.

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Convertible Securities Risk.
  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the fund.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.

If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

18	Virtus AllianzGI Emerging Markets Consumer Fund

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>	IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

>
Leverage Risk.

When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	21.91%	Worst Quarter:	Q1/2020:	-20.65%

Virtus AllianzGI Emerging Markets Consumer Fund	19

Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Fund Inception (12/1/14)
Class A
Return Before Taxes	15.91%	8.52%	3.41%
Return After Taxes on Distributions	14.03%	7.63%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	9.39%	6.35%	2.34%
Institutional Class
Return Before Taxes	23.16%	10.14%	4.75%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	18.31%	12.81%	7.03%
The MSCI Emerging Markets Index captures large and
mid-cap
representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Kunal Ghosh, lead portfolio manager and managing director, has managed the fund since its inception in 2014.

>	Lu Yu, CFA, CIPM, portfolio manager and director, has managed the fund since its inception in 2014.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

20	Virtus AllianzGI Emerging Markets Consumer Fund

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

Virtus AllianzGI Emerging Markets Consumer Fund	21

Virtus NFJ Emerging Markets Value Fund (formerly AllianzGI Emerging Markets Value Fund)

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class P
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class P
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (3)	0.58%	0.52%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.68%	2.37%	1.42%	1.42%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.54)%	(0.48)%	(0.53)%	(0.43)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.14%	1.89%	0.89%	0.99%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.14% for Class A shares, 1.89% for Class C shares, 0.89% for Institutional Class shares and 0.99% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and NFJ Investment Group, LLC (“NFJ”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by Allianz Global Investors U.S. LLC, a prior adviser to the fund, of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust and VIA.

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with NFJ approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

22	Virtus NFJ Emerging Markets Value Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$660	$947	$1,312	$2,335
Class C	Sold	$292	$646	$1,178	$2,635

	Held	$192	$646	$1,178	$2,635

Institutional	Sold or Held	$91	$342	$673	$1,609
Class P	Sold or Held	$101	$363	$693	$1,627
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The fund may achieve its exposure to
non-U.S.
equity securities in several ways, including through investing in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts, in addition to direct investments in the securities of
non-U.S.
issuers. The fund may invest in exchange traded funds (“ETFs”).
Although the fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, or access products such as participatory notes
(“P-Notes”),
it may do so at any time. The fund typically does not seek to hedge its exposure to securities denominated in
non-U.S.
dollar currencies but retains the flexibility to do so at any time.
In selecting investments for the fund, the portfolio managers use a value investing style focusing on companies the portfolio managers believe are undervalued, including smaller capitalization securities and real estate investment trusts (“REITs”). The portfolio managers partition the fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the fund representing a broad range of industry groups. The

Virtus NFJ Emerging Markets Value Fund	23

portfolio managers use quantitative factors to screen the fund’s selection universe, analyzing factors such as price-to-earnings
ratios (
i.e.
, share price relative to a company’s earnings), dividend yield, price-to-book
ratios (
i.e.,
share price relative to a company’s balance sheet value),
price-to-cash-flow
ratios (
i.e.,
share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select in excess of 100 securities for the fund.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first seven risks):

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
  The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Foreign Investing Risk.
  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Emerging Markets Risk.
  Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
China-Related Risk.
  Because the fund may invest a substantial portion of its assets in equity securities of Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

24	Virtus NFJ Emerging Markets Value Fund

>
Credit Risk.

If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Exchange-Traded Funds (ETFs) Risk.
  The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Real Estate Investment Risk.
  The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers. Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.

Virtus NFJ Emerging Markets Value Fund	25

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	21.55%	Worst Quarter:	Q1/2020:	-21.23%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Year	Fund Inception (12/18/12)
Class A
Return Before Taxes	15.54%	11.80%	6.11%
Return After Taxes on Distributions	14.93%	10.87%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	8.90%	4.18%
Class C
Return Before Taxes	20.38%	12.25%	6.07%
Institutional Class
Return Before Taxes	22.60%	13.38%	7.13%
Class P
Return Before Taxes	22.43%	13.27%	7.03%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	18.31%	12.81%	5.13%
The MSCI Emerging Markets Index captures large and
mid-cap
representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

26	Virtus NFJ Emerging Markets Value Fund

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is NFJ Investment Group, LLC (“NFJ”).
Portfolio Management

>	R. Burns McKinney, CFA, portfolio manager, analyst, managing director for the Value Equity US team with Allianz Global Investors, has managed the fund since 2012.

>	John R. Mowrey, CFA, co-lead portfolio manager, analyst, managing director and CIO for the Value Equity US team with Allianz Global Investors, has managed the fund since 2013.

>	Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director for the Value Equity US team, has managed the fund since 2012.

>	J. Garth Reilly, co-lead portfolio manager, analyst and vice president for the Value Equity US team, has managed the fund since 2018.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Virtus NFJ Emerging Markets Value Fund	27

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

28	Virtus NFJ Emerging Markets Value Fund

Virtus AllianzGI Global Allocation Fund (formerly AllianzGI Global Allocation Fund)

Investment Objective
The fund seeks after-inflation capital appreciation and current income.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6	Class P	Administrative
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6	Class P	Administrative
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None	None	0.25%
Other Expenses (4)	0.30%	0.28%	0.30%	0.25%	0.34%	0.25%
Acquired Fund Fees and Expenses	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses (2)	1.64%	2.37%	1.39%	1.34%	1.43%	1.59%
Less: Fee Waiver and/or Expense Reimbursement (3)	(0.73)%	(0.71)%	(0.71)%	(0.73)%	(0.72)%	(0.73)%
Total Annual Fund Operating Expenses After Expense Reimbursement (3)	0.91%	1.66%	0.68%	0.61%	0.71%	0.86%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the fund as set forth in the Financial Highlights table of the fund’s prospectus, in part, because the Ratio of Expenses to Average Net Asset in the prospectus reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

(3)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.52% for Class A shares, 1.27% for

Virtus AllianzGI Global Allocation Fund	29

Class C shares, 0.29% for Institutional Class shares, 0.32% for Class P shares, 0.22% for Class R6 shares and 0.47% for Administrative Class shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(4)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory
agreement with Allianz Global Investors U.S. LLC approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$638	$900	$1,259	$2,267

Class C	Sold	$269	$600	$1,133	$2,594

	Held	$169	$600	$1,133	$2,594

Institutional	Sold or Held	$69	$296	$621	$1,541

Class R6	Sold or Held	$62	$276	$590	$1,481

Class P	Sold or Held	$73	$306	$640	$1,585

Administrative	Sold or Held	$88	$355	$723	$1,762
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 141% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the fund’s investments. In making investment decisions for the fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of

30	Virtus AllianzGI Global Allocation Fund

the fund and indirectly through investments in affiliated mutual funds, and may also make use of passive instruments. Under normal circumstances, the fund invests directly and indirectly in globally diverse equity securities, fixed-income securities, and long and short positions across multiple asset classes. The fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.
The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The fund expects to invest a significant portion of the Equity Component into Virtus AllianzGI Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers will typically over- or under-weight the fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies
or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, managed futures strategies, volatility-linked derivatives, and ETFs associated with ESG-oriented themes
such as clean energy. Investments made through dedicated single asset class sleeves of the fund such as fixed income and equity sleeves of the fund (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fact that investments are considered part of the Opportunistic Component does not mean that the fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.
Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the fund’s assets and the Fixed Income Component may range between approximately 20% and 60% of the fund’s assets. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even through it does not directly or indirectly own those underlying assets or indices.
The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure.

Virtus AllianzGI Global Allocation Fund	31

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the fund’s return. Fundamental analysis may contribute to an adjustment of the fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.
In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies (including the strategy employed by Virtus AllianzGI Global Sustainability Fund within the Equity Component) that apply ESG factors and they consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.
Within the Fixed Income Component limits described above, the fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up
fundamental credit research, which takes into account the potential financial impact of ESG issues facing corporations.
The fundamental bottom-up analysis will
consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weight risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Fixed Income Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Aggregate Bond Index and the Bloomberg Barclays MSCI US Aggregate ESG Focus Index. Investments made through the U.S. Fixed Income Sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.
As a portion of the Equity Component described above, the fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The strategy of the Managed Volatility Sleeve centers on the team’s belief that individual investment styles (Value, Revisions, Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of
the market that may carry higher risks but have historically led to higher return. Additionally, the portfolio managers apply an investment constraint requiring each individual security within the Managed Volatility Sleeve to have earned a minimum rating for any of the three “E”, “S”, or “G” components at the time of purchase. The ESG screening process begins with scores developed by MSCI that are based on company sustainability disclosure, government and academic data and media searches, among other sources. An internal ESG research team may then adjust the scores based on proprietary fundamental analysis of the MSCI flagged ESG-related risks.
The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta and is measured against the performance of the MSCI ACWI Minimum Volatility Index.
The fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and

32	Virtus AllianzGI Global Allocation Fund

government and corporate bonds. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The fund is expected to be highly diversified across industries, sectors, and countries. The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.
In implementing these investment strategies, the fund may make substantial use of over-the-counter
(OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that
may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any closed-end
funds and ETFs in which the fund invests. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first eight risks):

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
  The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Sustainable Investing Risk
.  Because the fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Virtus AllianzGI Global Allocation Fund	33

>	Underlying Fund Risk. The fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.

>
Equity Securities Risk.
  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Debt Instruments Risk.
  Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
Commodity and Commodity-linked Instruments Risk.
Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities. Commodity-linked instruments may experience returns different than the commodity they attempt to track and may also be exposed to counterparty risk.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Emerging Markets Risk.
  Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Foreign Investing Risk.
  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>	Index Risk. Investments in index-linked derivatives are subject to the risks associated with the applicable index.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

34	Virtus AllianzGI Global Allocation Fund

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>
Mortgage-Backed and Asset-Backed Securities Risk.
Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment
of underlying collateral, including losses to the fund.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Real Estate Investment Risk.
  The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers. Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>	Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of two broad-based securities market indexes and a composite benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	13.23%	Worst Quarter:	Q3/2011:	-13.24%

Virtus AllianzGI Global Allocation Fund	35

Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)
Class A
Return Before Taxes	7.70%	6.99%	5.40%	5.77%
Return After Taxes on Distributions	5.43%	4.70%	3.56%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	4.87%	4.65%	3.54%	3.86%
Class C
Return Before Taxes	12.04%	7.37%	5.21%	5.25%
Class R6
Return Before Taxes	14.21%	8.54%	6.35%	6.54%
Institutional Class
Return Before Taxes	14.17%	8.43%	6.24%	6.44%
Class P
Return Before Taxes	14.13%	8.46%	6.24%	6.27%
Administrative Class
Return Before Taxes	13.99%	8.26%	6.03%	6.09%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.25%	12.26%	9.13%	6.79%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.83%
60% MSCI ACWI, 40% BloombergBar AG	13.49%	9.37%	7.25%	6.34%
The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are
SEC-registered,
taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/ Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares
he
ld by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Heather Bergman, Ph.D., lead portfolio manager and director, has managed the fund since 2017.

>	Claudio Marsala, portfolio manager and director and Head of Multi Asset US, has managed the fund since 2021.

36	Virtus AllianzGI Global Allocation Fund

>	Paul Pietranico, CFA, portfolio manager and director, has managed the fund since 2009.

>	Michael Heldmann, CFA, portfolio manager and director, has managed the fund since 2020.

>	Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the fund since 2019.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

Virtus AllianzGI Global Allocation Fund	37

Virtus AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Dynamic Allocation Fund)

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees ( fees paid directly from your investment )	Class A	Class C	Institutional	Class R6	Class P	Administrative

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None

Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses ( expenses that you pay each year as a percentage of the value of your investment )	Class A	Class C	Institutional	Class R6	Class P	Administrative

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None	None	0.25%

Other Expenses (4)	0.65%	0.63%	0.67%	0.59%	0.66%	0.59%

Acquired Fund Fees and Expenses	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Total Annual Fund Operating Expenses (2)	1.70%	2.43%	1.47%	1.39%	1.46%	1.64%

Less: Fee Waiver and/or Expense Reimbursement (3)	(0.78)%	(0.75)%	(0.83)%	(0.75)%	(0.68)%	(0.75)%

Total Annual Fund Operating Expenses After Expense Reimbursement (3)	0.92%	1.68%	0.64%	0.64%	0.78%	0.89%

(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the fund as set forth in the Financial Highlights table of the fund’s prospectus, in part, because the Ratio of Expenses to Average Net Asset in the prospectus reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

(3)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as

38	Virtus AllianzGI Global Dynamic Allocation Fund

commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.82% for Class A shares, 1.58% for Class C shares, 0.54% for Institutional Class shares, 0.68% for Class P shares, 0.54% for Class R6 shares and 0.79% for Administrative Class shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory
arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(4)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory
agreement with Allianz Global Investors U.S. LLC approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare
the
cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$639	$908	$1,279	$2,321

Class C	Sold	$271	$610	$1,156	$2,648

	Held	$171	$610	$1,156	$2,648

Institutional	Sold or Held	$65	$297	$640	$1,610

Class R6	Sold or Held	$65	$288	$613	$1,534

Class P	Sold or Held	$80	$324	$664	$1,626

Administrative	Sold or Held	$91	$366	$746	$1,813
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 221% of the average
value
of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the fund’s investments. In making investment decisions for the fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the fund incorporates actively managed strategies and/or passive instruments. The fund seeks to achieve its

Virtus AllianzGI Global Dynamic Allocation Fund	39

investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic”, together with actively managed strategies within those asset classes. The fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.
The fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar- denominated fixed income securities. The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund is managed. The Equity Component can include exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers responsible for allocation will typically over- or under-weight the fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or
in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and volatility-linked derivatives. Investments made through dedicated single asset class sleeves of the fund such as fixed income and equity (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.
The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate fund assets, they regularly assess the fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.
The portfolio managers also employ a risk management strategy, which may cause an adjustment to the fund’s asset allocation in an effort to mitigate certain downside risks. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component may range between approximately 20% and 100% of the fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the fund’s assets. Apart from this strategic asset allocation, the fund may use its Opportunistic Component. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss.
The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

40	Virtus AllianzGI Global Dynamic Allocation Fund

The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure. The portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.
Within the “Equity” and “Fixed Income” component limits described above, the fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, Global Growth and US Fixed Income – Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•
Best Styles Global Equity.
This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of
the market that may carry higher risks but have historically led to higher returns on investment.

•
Best Styles Global Managed Volatility.
The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•
Global Growth.
This strategy focuses on investments in equity securities across a range of countries globally. The portfolio managers follow a disciplined, bottom-up approach
to stock selection that is based on fundamental, company-specific analysis, targeting investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology
and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Portfolio’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the strategy’s performance benchmark, namely the MSCI All Country World Index (ACWI).

Virtus AllianzGI Global Dynamic Allocation Fund	41

•
US Fixed Income – Credit.
This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. This strategy may also hold other types of fixed income securities, including high yield debt (commonly know as “junk bonds”), as well as preferred securities. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security
selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Credit Index (which as of June 30, 2020 had an effective duration of 8.28 years). Investments made through this sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

The fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities.
In implementing these investment strategies, the fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first seven risks):

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>	Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price

42	Virtus AllianzGI Global Dynamic Allocation Fund

changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Debt Instruments Risk.
  Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
Call Risk.
  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

>
Commodity and Commodity-linked Instruments Risk.
  Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities. Commodity-linked instruments may experience returns different than the commodity they attempt to track and may also be exposed to counterparty risk.

>
Confidential Information Access Risk.
  The fund’s Manager normally will seek to avoid the receipt of material, non-public
information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers

>
Convertible Securities Risk.
  The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the fund.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Emerging Markets Risk.
  Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Virtus AllianzGI Global Dynamic Allocation Fund	43

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Foreign Investing Risk.
  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>	Index Risk. Investments in index-linked derivatives are subject to the risks associated with the applicable index.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>
Mortgage-Backed and Asset-Backed Securities Risk.
Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment
of underlying collateral, including losses to the fund.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Real Estate Investment Risk.
  The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers. Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>	Underlying Fund Risk. The fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.

>	Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.

44	Virtus AllianzGI Global Dynamic Allocation Fund

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2020: 12.08%	Worst Quarter: Q3/2011: -17.70%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Year	Fund Inception (4/27/09)

Class A

Return Before Taxes	7.24%	6.22%	5.12%	8.62%

Return After Taxes on Distributions	-2.56%	2.89%	2.26%	5.84%

Return After Taxes on Distributions and Sale of Fund Shares	5.59%	3.70%	3.04%	6.03%

Class C

Return Before Taxes	11.69%	6.60%	4.91%	8.32%

Class R6

Return Before Taxes	13.80%	7.75%	6.07%	9.53%

Institutional Class

Return Before Taxes	13.75%	7.71%	6.00%	9.45%

Class P

Return Before Taxes	15.35%	7.87%	6.02%	9.45%

Administrative

Return Before Taxes	13.47%	7.44%	5.73%	9.17%

MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.25%	12.26%	9.13%	11.91%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	4.28%

60% MSCI ACWI, 40% BloombergBar AG	13.49%	9.37%	7.25%	9.10%
The MSCI All Country (“AC”) World Index captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

Virtus AllianzGI Global Dynamic Allocation Fund	45

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are
SEC-registered,
taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/ Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Paul Pietranico, CFA, lead portfolio manager and director, has managed the fund since 2016.

>	Michael Heldmann, CFA, portfolio manager and director, has managed the Best Styles Global Equity and Best Styles Managed Volatility sleeves of the fund since 2016.

>	Mikhail Krayzler, Ph.D., portfolio manager, has managed the fund since 2020.

>	Claudio Marsala, portfolio manager and director and Head of Multi Asset US, has managed the fund since 2015.

>	Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the US Fixed Income - Credit sleeve of the fund since 2019.

>	Thorsten Winkelmann, portfolio manager, managing director and CIO Global Growth, has managed the Global Growth sleeve of the fund since 2020.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

46	Virtus AllianzGI Global Dynamic Allocation Fund

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

Virtus AllianzGI Global Dynamic Allocation Fund	47

Virtus AllianzGI Global Sustainability Fund (formerly AllianzGI Global Sustainability Fund)

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional	Class P
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional	Class P
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses (3)	0.38%	0.33%	0.40%
Total Annual Fund Operating Expenses	1.43%	1.13%	1.20%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.49)%	(0.44)%	(0.41)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	0.94%	0.69%	0.79%
(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.94% for Class A shares, 0.69% for Institutional Class shares and 0.79% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

48	Virtus AllianzGI Global Sustainability Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$641	$884	$1,197	$2,083
Institutional	Sold or Held	$70	$269	$534	$1,292
Class P	Sold or Held	$81	$298	$580	$1,384
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The fund normally invests primarily in equity securities of both U.S. and
non-U.S.
companies, including emerging market securities. Under normal market conditions, the fund will invest at least 40% of its assets in
non-U.S.
securities. Notwithstanding the previous sentence, if the weighting of
non-U.S.
securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the fund may invest a lower amount in
non-U.S.
securities, which will normally be such that the minimum level for
non-U.S.
securities will be 5% below the weighting of
non-U.S.
securities in the Index as of the most recently published
month-end
composition. As of December 31, 2020, the capitalization weighting of
non-U.S.
securities in the Index was approximately 58.3%.
The fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the fund’s investments across geographic regions and economic sectors. The fund intends, but is not required, to hold stocks that are not included in the benchmark index. The fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The fund may achieve its exposure to
non-U.S.
securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).
The portfolio managers begin with an investment universe comprised of more than 5,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, thermal coal, alcohol, gambling and weapons.

Virtus AllianzGI Global Sustainability Fund	49

The portfolio managers use a proprietary ESG model scoring to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the fund’s portfolio in stocks that they rate as best-in-class (
i.e.
, top 30%) and avoid stocks rated worst-in-class (
i.e.
, bottom 30%), although the portfolio managers maintain discretion to invest from time to time in companies with minimum ESG scores and to exclude companies with high ESG scores from the fund’s portfolio.
The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research
process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the fund’s portfolio with the expectation that stock-specific risk will drive the fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the fund.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first five risks):

>
Market Volatility Risk.
The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

50	Virtus AllianzGI Global Sustainability Fund

>
Foreign Investing Risk.
Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Sustainable Investing Risk
. Because the fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

>
Allocation Risk.
If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Counterparty Risk.
A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Emerging Markets Risk.
Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Liquidity Risk.
Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.

Virtus AllianzGI Global Sustainability Fund	51

Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	20.32%	Worst Quarter:	Q1/2020:	-17.61%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Fund Inception (12/9/14)

Class A

Return Before Taxes	12.05%	11.66%	9.47%

Return After Taxes on Distributions	10.82%	10.42%	8.36%

Return After Taxes on Distributions and Sale of Fund Shares	7.19%	8.78%	7.08%

Institutional Class

Return Before Taxes	18.87%	13.19%	10.76%

Class P

Return Before Taxes	18.72%	13.09%	10.66%

MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.25%	12.26%	9.46%

Dow Jones Sustainability World TR Composite Net (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	14.77%	12.74%	9.25%
The MSCI All Country (“AC”) World Index captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.
The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities. In certain cases, the Return After Taxes on Distributions and Sale

52	Virtus AllianzGI Global Sustainability Fund

of Fund Shares for a period may be higher than other return figures for the same period.
This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Robbie Miles, CFA, portfolio manager and vice president of AllianzGI U.S., has managed the Fund since March 2021.

>	Gunnar Miller, senior portfolio manager and Global Director of Research of AllianzGI U.S., has managed the Fund since March 2021.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Virtus AllianzGI Global Sustainability Fund	53

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

54	Virtus AllianzGI Global Sustainability Fund

Virtus AllianzGI High Yield Bond Fund (formerly AllianzGI High Yield Bond Fund)

Investment Objective
The fund seeks a high level of current income and capital growth.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class P	Administrative
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	0.50%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class P	Administrative
Management Fees	0.48%	0.48%	0.48%	0.48%	0.48%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.90%	None	None	0.25%
Other Expenses (3)	0.41%	0.38%	0.39%	0.40%	0.43%
Total Annual Fund Operating Expenses	1.14%	1.76%	0.87%	0.88%	1.16%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.02)%	(0.00)%	(0.04)%	(0.08)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.12%	1.76%	0.83%	0.80%	1.00%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.12% for Class A shares, 1.81% for Class C shares, 0.83 for Institutional Class shares, 0.80% for Class P shares and 1.00% for Administrative Class shares.

Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

Virtus AllianzGI High Yield Bond Fund	55

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$485	$719	$974	$1,701

Class C	Sold	$284	$575	$997	$2,173
	Held	$184	$575	$997	$2,173

Institutional	Sold or Held	$85	$269	$474	$1,064

Class P	Sold or Held	$82	$264	$471	$1,068

Administrative	Sold or Held	$102	$336	$607	$1,382
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 143% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The fund’s fixed income securities may be fixed-, variable- or floating-rate. The fund invests across the entire range of maturities of high yield securities.
The portfolio managers follow a disciplined, fundamental
bottom-up
research process, which facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and that they believe exhibit high visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The fund may invest

56	Virtus AllianzGI High Yield Bond Fund

in the securities of issuers of any market capitalization, including smaller capitalization companies. The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not i nve
st significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks):

>
Market Volatility Risk.
  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.

The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>
Counterparty Risk.
  A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.

If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>
Allocation Risk.
  If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Debt Instruments Risk.
  Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Virtus AllianzGI High Yield Bond Fund	57

>
Derivatives Risk.
  Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2019:	7.12%	Worst Quarter:	Q1/2020:	-11.36%

58	Virtus AllianzGI High Yield Bond Fund

Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Fund Inception (7/31/96)
Institutional Class
Return Before Taxes	3.65%	6.32%	5.32%	7.23%
Return After Taxes on Distributions	1.22%	3.74%	2.48%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	2.06%	3.69%	2.83%	4.03%
Class A
Return Before Taxes	-0.60%	5.18%	4.57%	6.62%
Class C
Return Before Taxes	1.70%	5.28%	4.26%	6.02%
Class P
Return Before Taxes	3.58%	6.34%	5.29%	7.02%
Administrative Class
Return Before Taxes	3.39%	6.18%	5.01%	6.80%
ICE BofA HY Master II Index (reflects no deduction for fees, expenses or taxes)	6.17%	8.43%	6.62%	7.05%
The ICE BofA High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Institutional Class Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares
he
ld by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the fund since 1996.

>	David J. Oberto, portfolio manager and director, has managed the fund since 2017.

>	William L. Stickney, portfolio manager and managing director, has managed the fund since 1999.

Virtus AllianzGI High Yield Bond Fund	59

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

60	Virtus AllianzGI High Yield Bond Fund

Virtus AllianzGI International
Small-Cap
Fund (formerly AllianzGI International
Small-Cap
Fund)

Investment Objective
The fund seeks maximum long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6	Class P
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6	Class P
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses (3)	0.60%	0.58%	0.62%	0.54%	0.60%
Total Annual Fund Operating Expenses	1.85%	2.58%	1.62%	1.54%	1.60%
Less: Fee Waiver and/or Expense Reimbursement (2)	(0.60)%	(0.58)%	(0.58)%	(0.54)%	(0.50)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.25%	2.00%	1.04%	1.00%	1.10%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.04% for Institutional Class shares, 1.00% for Class R6 shares and 1.10% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Virtus AllianzGI International Small-Cap Fund	61

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$670	$987	$1,388	$2,508

Class C	Sold	$303	$690	$1,265	$2,829

	Held	$203	$ 690	$1,265	$2,829

Institutional	Sold or Held	$106	$395	$770	$1,825

Class R6	Sold or Held	$102	$378	$736	$1,744

Class P	Sold or Held	$112	$405	$775	$1,816
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World
Small-Cap
Index (between $101.5 million and $13.4 billion as of December 30, 2020). Under normal market and other conditions, the fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World
Small-Cap
Index, which as of December 30, 2020 would permit the fund to maintain a weighted-average market capitalization ranging from $2.0 billion to $8.1 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country).
Regional portfolio managers based in Europe, Japan and Asia (outside Japan) collaborate to produce a fund portfolio that includes what the portfolio managers believe are the best available investment opportunities from each of those three regions. The portfolio managers may consider anticipated economic growth rate, political outlook, current and forecasted inflation rates, currency outlook and interest rate environment to help identify countries and regions that are likely to offer the best investment opportunities. When evaluating individual issuers, the portfolio managers ordinarily look for

62	Virtus AllianzGI International Small-Cap Fund

the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services.
In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest in securities issued in initial public offerings (IPOs), real estate investment trusts (“REITs”) and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks):

>
Market Volatility Risk.
The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Foreign Investing Risk.
Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Emerging Markets Risk.
Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Small and Medium Market Capitalization Companies Risk.
The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>
Allocation Risk.
If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

Virtus AllianzGI International Small-Cap Fund	63

>
Counterparty Risk.
A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Derivatives Risk.
Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>	IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

>
Leverage Risk.
  When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
  Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Real Estate Investment Risk.
  The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers. Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over the life of the fund. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.

64	Virtus AllianzGI International Small-Cap Fund

Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	22.15%	Worst Quarter:	Q1/2020:	-24.76%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class
Return Before Taxes	15.90%	7.56%	7.40%	11.50%
Return After Taxes on Distributions	15.31%	6.16%	5.93%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares	9.47%	5.46%	5.45%	9.29%
Class A
Return Before Taxes	9.30%	6.13%	6.54%	10.85%
Class C
Return Before Taxes	13.79%	6.50%	6.32%	10.29%
Class R6
Return Before Taxes	15.94%	7.62%	7.49%	11.60%
Class P
Return Before Taxes	15.84%	7.50%	7.32%	11.41%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	12.78%	9.63%	6.98%	7.91%
MSCI EAFE Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	12.34%	9.40%	7.85%	8.03%
The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.
The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

Virtus AllianzGI International Small-Cap Fund	65

After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Institutional Class Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares
held
by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Heinrich Ey, CFA, DVFA/CEFA , portfolio manager, has managed the fund since 2016.

>	Bjoern Mehrmann, portfolio manager responsible for European investment opportunities for the fund, has managed the fund since 2012.

>	Koji Nakatsuka, CFA, CMA, senior portfolio manager, director and head of Japanese investment opportunities for the fund, has managed the fund since 2012.

>	Andrew Neville, lead portfolio manager, director and head of European investment opportunities for the fund, has managed the fund since 2012.

>	Miguel Pohl, CFA, portfolio manager, has managed the fund since 2018.

>	Stuart Winchester, CFA, senior portfolio manager and managing director and head of Asia-Pacific (ex-Japan) investment opportunities for the fund, has managed the fund since 2020.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer

66	Virtus AllianzGI International Small-Cap Fund

sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information

Virtus AllianzGI International Small-Cap Fund	67

Virtus AllianzGI Preferred Securities and Income Fund (formerly AllianzGI Preferred Securities and Income Fund)

Investment Objective
The fund seeks total return consisting of high current income and capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees ( fees paid directly from your investment )	Institutional	Class R6	Class P

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional	Class R6	Class P

Management Fees	0.45%	0.45%	0.45%

Distribution and Shareholder Servicing (12b-1) Fees	None	None	None

Other Expenses (2)	0.68%	0.62%	0.62%

Total Annual Fund Operating Expenses	1.13%	1.07%	1.07%

Less: Fee Waiver and/or Expense Reimbursement (1)	(0.58)%	(0.57)%	(0.47)%

Total Annual Fund Operating Expenses After Expense Reimbursement (1)	0.55%	0.50%	0.60%

(1)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.55% for Institutional Class shares, 0.50% for Class R6 shares and 0.60% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

(2)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory
agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

68	Virtus AllianzGI Preferred Securities and Income Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Institutional	Sold or Held	$56	$241	$507	$1,269

Class R6	Sold or Held	$51	$223	$475	$1,197

Class P	Sold or Held	$61	$244	$495	$1,216
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 166% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in preferred securities or debt securities issued by U.S. and
non-U.S.
issuers, including traditional preferred securities, floating-rate preferred securities, corporate bonds, debentures or notes, hybrid instruments that have investment and economic characteristics of both preferred securities and debt securities, convertible securities, contingent convertible securities (“CoCos”), collateralized loan obligations (“CLOs”), other securitized products and derivative instruments providing direct or “synthetic” exposure to any of the foregoing. CoCos are a form of hybrid security that generally either converts into equity or has its principal written down upon the occurrence of certain pre-specified
triggering events.
Under normal market conditions, the fund will also invest at least 25% of its total assets in the financials sector, which the fund considers to include the banking, diversified financials, financial data processing, financial information services, investment management, savings and loans, securities brokerage and services, real estate (including real estate investment trusts (“REITs”)) and insurance industries, finance companies, including captive finance companies, and similar issuers. This means that the fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest at least 25% of its total assets in the financials sector, increasing the fund’s exposure to the risks associated with that sector, including, among other things, changes in government regulations, changes in interest rates, competition, government economic policies and general economic conditions.
The fund may invest without limit in
non-U.S.
securities, including securities issued in local currencies, and may invest up to 15% of its assets in emerging markets securities. The fund typically seeks to fully hedge its exposure to
non-U.S.
dollar currencies.

Virtus AllianzGI Preferred Securities and Income Fund	69

The fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), including securities that are issued pursuant to Regulation S under the Securities Act. The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.
The fund may invest in securities of any size market capitalization or credit quality. The fund may invest without limit in debt securities rated below investment grade or unrated and determined by the Manager to be of similar quality (“high-yield securities” or “junk bonds”). Under normal conditions, the fund expects to invest the majority of its assets in debt instruments that are, based on the highest rating assigned by Standard and Poor’s, Moody’s, Fitch, Kroll or DBRS, investment grade at the time of purchase.
The fund typically seeks to fully hedge its exposure to
non-U.S.
dollar currencies. In connection with its investments in
non-U.S.
securities, the fund may use
over-the-counter
(OTC) or exchange-traded derivatives, including, without limitation, various interest rate instruments, such as swaps, caps, floors or collars, and foreign currency instruments, such as forward contracts, futures contracts, options, swaps and other similar strategic instruments. The fund’s use of derivatives will include to hedge against adverse changes in interest rates and currency exchange rates and against credit risk.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first thirteen risks):

>
Market Volatility Risk.
The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>	Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

>
Debt Instruments Risk.
Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

70	Virtus AllianzGI Preferred Securities and Income Fund

>
Convertible Securities Risk.
The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security will be called for redemption at a time and/or price unfavorable to the fund.

>
Contingent Convertible Securities Risk.
Contingent convertible securities (“CoCos”) are subject to greater levels of credit and liquidity risk than fixed income securities generally. They may rank junior to other creditors in the event of a liquidation or other bankruptcy-related event and become further subordinated as a result of conversion from debt to equity.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>
Liquidity Risk.
Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>
Mortgage-Backed and Asset-Backed Securities Risk.
Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment
of underlying collateral, including losses to the fund.

>
Foreign Investing Risk.
Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>	Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

>
Allocation Risk.
If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Call Risk.
A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

>
Confidential Information Access Risk.
The fund’s Manager normally will seek to avoid the receipt of material, non-public
information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>
Counterparty Risk.
A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

Virtus AllianzGI Preferred Securities and Income Fund	71

>
Derivatives Risk.
Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Emerging Markets Risk.
Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>
Focused Investment Risk (Financial-Related Companies Risk).
To the extent the fund focuses its investments on a limited number of issuers, sectors (such as the financials sectors), industries or geographic regions, it may be subject to increased risk and volatility.

>
Leverage Risk.
When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.
Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	11.57%	Worst Quarter:	Q1/2020:	-16.55%

72	Virtus AllianzGI Preferred Securities and Income Fund

Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	Fund Inception (5/30/18)
Institutional Class
Return Before Taxes	5.93%	7.90%
Return After Taxes on Distributions	3.82%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	3.47%	5.03%
Class R6
Return Before Taxes	5.96%	7.94%
Class P
Return Before Taxes	5.86%	7.83%
ICE BofA Fixed Rate Preferred Securities Index USD Hedged (reflects no deduction for fees, expenses or taxes)	6.95%	7.82%
S&P 500 Financials Index Total Return in USD (reflects no deduction for fees, expenses or taxes)	-1.69%	5.38%
The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.
The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS financials sector.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Institutional Class Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares
held
by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Carl W. Pappo, Jr., CFA, lead portfolio manager, managing director and CIO US Fixed Income, has managed the fund since its inception in 2018.

>	Willow B. Piersol, CFA, portfolio manager, senior credit analyst and director, has managed the fund since its inception in 2018.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Virtus AllianzGI Preferred Securities and Income Fund	73

Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

74	Virtus AllianzGI Preferred Securities and Income Fund

Virtus AllianzGI Short Duration High Income Fund (formerly AllianzGI Short Duration High Income Fund)

Investment Objective
The fund seeks a high level of current income with lower volatility than the broader high yield market.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees ( fees paid directly from your investment )	Class A	Class C	Institutional	Class R6	Class P

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None

Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	0.50%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6	Class P

Management Fees	0.48%	0.48%	0.48%	0.48%	0.48%

Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None	None

Other Expenses (3)	0.27%	0.25%	0.27%	0.21%	0.29%

Total Annual Fund Operating Expenses	1.00%	1.23%	0.75%	0.69%	0.77%

Less: Fee Waiver and/or Expense Reimbursement (2)	(0.14)%	(0.12)%	(0.15)%	(0.14)%	(0.12)%

Total Annual Fund Operating Expenses After Expense Reimbursement (2)	0.86%	1.11%	0.60%	0.55%	0.65%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.86% for Class A shares, 1.11% for Class C shares, 0.60% for Institutional Class shares, 0.55% for Class R6 shares and 0.65% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

Virtus AllianzGI Short Duration High Income Fund	75

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$311	$508	$738	$1,397

Class C	Sold	$213	$366	$653	$1,470

	Held	$113	$366	$653	$1,470

Institutional	Sold or Held	$61	$208	$385	$898

Class R6	Sold or Held	$56	$192	$356	$832

Class P	Sold or Held	$66	$221	$403	$928
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality) (sometimes referred to as “high-yield securities” or “junk bonds”), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
The fund may invest up to 20% of its assets in bank loans. The fund may invest up to 20% of its assets in
non-U.S.
securities, which will typically be U.S. dollar-denominated but may also include securities denominated in
non-U.S.
currencies. The fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

76	Virtus AllianzGI Short Duration High Income Fund

The fund invests in high yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation.
The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks):

>
Debt Instruments Risk.
Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.
High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

>
Market Volatility Risk.
The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

Virtus AllianzGI Short Duration High Income Fund	77

>
Counterparty Risk.
A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Allocation Risk.
If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Bank Loan Risk.
In addition to the risks typically associated with high-yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

>
Confidential Information Access Risk.
The fund’s Manager normally will seek to avoid the receipt of material, non-public
information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.

>
Derivatives Risk.
Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Foreign Investing Risk.
Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Leverage Risk.
When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>	Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.

78	Virtus AllianzGI Short Duration High Income Fund

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q2/2020:	9.82%	Worst Quarter:	Q1/2020:	-12.06%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	Fund Inception (10/3/11)
Class A
Return Before Taxes	3.34%	4.79%	4.48%
Return After Taxes on Distributions	0.92%	2.62%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	1.88%	2.69%	2.49%
Class C
Return Before Taxes	4.44%	5.00%	4.42%
Class R6
Return Before Taxes	6.09%	5.62%	5.05%
Institutional Class
Return Before Taxes	6.02%	5.56%	5.01%
Class P
Return Before Taxes	5.99%	5.51%	4.95%
ICE BofA 1-3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	5.44%	5.47%	5.43%
The ICE BofA
1-3
Year BB U.S. Cash Pay High Yield Index is a subset of The ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA U.S.
Cash
Pay High Yield Index tracks the

Virtus AllianzGI Short Duration High Income Fund	79

performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax-deferred
accounts or to shares held by
non-taxable
entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc.
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	James Dudnick, CFA, portfolio manager and director, has managed the fund since 2014.

>	Douglas G. Forsyth, CFA , portfolio manager, managing director and CIO US Income & Growth Strategies, has managed the fund since 2013.

>	Steven Gish, CFA , portfolio manager and director, has managed the fund since 2014.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may

80	Virtus AllianzGI Short Duration High Income Fund

be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information.

Virtus AllianzGI Short Duration High Income Fund	81

Virtus AllianzGI Water Fund (formerly AllianzGI Water Fund)

Investment Objective
The fund seeks long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 170 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 130 of the fund’s statement of additional information.

Shareholder Fees ( fees paid directly from your investment )	Class A	Class C	Institutional	Class P

Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Contingent Deferred Sales Charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV) (1)	1.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class P

Management Fees	0.95%	0.95%	0.95%	0.95%

Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None

Other Expenses (3)	0.29%	0.28%	0.32%	0.30%

Total Annual Fund Operating Expenses	1.49%	2.23%	1.27%	1.25%

Less: Fee Waiver and/or Expense Reimbursement (2)	(0.27)%	(0.26)%	(0.34)%	(0.31)%

Total Annual Fund Operating Expenses After Expense Reimbursement (2)	1.22%	1.97%	0.93%	0.94%
(1)
For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end
sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)
Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers (“VIA”) to waive its management fee and/or reimburse the fund for a period of two years beginning upon effectiveness of its investment advisory agreement with the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.22% for Class A shares, 1.97% for Class C shares, 0.93% for Institutional Class shares and 0.94% for Class P shares. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The amount of any such recoupment would have the effect of being shared equally between VIA and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) pursuant to the currently effective subadvisory arrangement between those parties. The Expense Limitation Agreement also permits recoupment by AllianzGI U.S. of amounts waived or reimbursed within the three preceding years under an analogous expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of Virtus Strategy Trust, AllianzGI U.S. and VIA.

82	Virtus AllianzGI Water Fund

(3)
Other expenses are based on estimated amounts for the current fiscal year to reflect the new investment advisory agreement with VIA, and the new sub-advisory agreement with AllianzGI U.S. approved by the fund’s shareholders at the Combined Special meeting of the Shareholders of Allianz Funds and Allianz Multi-Strategy Trust on October 28, 2020.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. The Examples are based, for the first two years, on Total Annual Fund Operating Expenses After Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$667	$944	$1,270	$2,189

Class C	Sold	$300	$646	$1,145	$2,519

	Held	$200	$646	$1,145	$2,519

Institutional	Sold or Held	$95	$334	$630	$1,473

Class P	Sold or Held	$96	$333	$624	$1,451
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the
S-Network
Global Water Index (Composite), or that are substantially engaged in water-related activities. Water-related activities consist of those that relate to the quality or availability of or demand for potable and non-potable
water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. The portfolio managers intend to diversify the fund’s investments across geographic regions. Under normal market conditions, the fund will typically invest (i) between
45%-75%
of its total assets in U.S. securities, (ii) between
20%-45%
of its total assets in European securities, and (iii) up to 20% of its total assets
in Asia and other geographies. The fund may invest in emerging market securities.

Virtus AllianzGI Water Fund	83

The portfolio managers select investments on a
bottom-up
basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers. The portfolio managers consider the level of active contribution to the improvement of water resource management during the stock selection process.
Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered as the portfolio managers believe this enhances the investment process.
In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers.
The fund is
“non-diversified,”
which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
The fund typically does not seek to hedge its exposure to securities denominated in
non-U.S.
dollar currencies but retains the flexibility to do so at any time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks):

>
Market Volatility Risk.
The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Issuer Risk.
The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

>
Equity Securities Risk.
The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized
companies may enhance that risk.

>
Water-Related Risk.
Because the fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

84	Virtus AllianzGI Water Fund

>	Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.

>
Foreign Investing Risk.
Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

>
Allocation Risk.
If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

>
Counterparty Risk.
A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

>
Credit Risk.
If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

>	Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
Derivatives Risk.
Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

>
Emerging Markets Risk.
Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

>
Leverage Risk.
When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

>
Liquidity Risk.
Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

>	Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

>
Small and Medium Market Capitalization Companies Risk.
The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>
Sustainable Investing Risk
. Because the fund focuses on investments in companies that the Manager believes exhibit strong environmental, social, and corporate governance records, the fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Please see “More Information About Risks Related to Principal Investment Strategies” in the fund’s prospectus for a more detailed description of the fund’s risks.

Virtus AllianzGI Water Fund	85

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a
10-year
period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling
800-243-1574.
Calendar year total returns for Class A Shares
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2019:	13.62%	Worst Quarter:	Q3/2011:	-18.24%
Average Annual Total Returns
(for the periods ended 12/31/20)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Fund Inception (3/31/08)

Class A

Return Before Taxes	10.24%	10.45%	8.48%	6.38%

Return After Taxes on Distributions	9.72%	9.69%	8.00%	5.93%

Return After Taxes on Distributions and Sale of Fund Shares	6.26%	8.05%	6.75%	5.01%

Class C

Return Before Taxes	14.78%	10.87%	8.26%	6.04%

Institutional Class

Return Before Taxes	17.01%	12.02%	9.41%	7.18%

Class P

Return Before Taxes	17.00%	12.01%	9.36%	7.12%

MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.25%	12.26%	9.13%	6.80%

S&P Global Water Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	16.61%	14.30%	11.26%	8.94%

86	Virtus AllianzGI Water Fund

The MSCI All Country (“AC”) World Index captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.
The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.
After-tax
returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
After-tax
returns are shown only for Class A Shares;
after-tax
returns for other classes will vary. Actual
after-tax
returns depend on the investor’s tax situation and may differ from those shown.
After-tax
returns are not relevant to investors who hold fund shares in tax
-deferred
accounts or to shares held by
non-taxable
entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
Portfolio Management

>	Andreas Fruschki, CFA, lead portfolio manager and Head of Global Thematic Equity with Allianz Global Investors, has managed the fund since 2008.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:

•	$2,500, generally

•	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
Minimum additional investments applicable to Class A and Class C Shares:

•	$100, generally

•	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class P, Institutional and Administrative Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may

Virtus AllianzGI Water Fund	87

be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred
arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, its distributor, its investment adviser or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your financial professional to recommend the fund over another investment. Ask your financial professional or visit your financial intermediary’s Web site for more information

88	Virtus AllianzGI Water Fund

More Information About Fund Expenses

VIA has contractually agreed to limit the total operating expenses (excluding certain expenses, such as front-end
or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) for the funds listed below so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A	Class C	Institutional Class	Class P	Class R6	Administrative Class	Through Date

Convertible Fund	0.96%	1.73%	0.71%	0.71%	N/A	0.93%	February 1, 2023

Core Plus Bond Fund	N/A	N/A	0.30%	0.35%	0.25%	N/A	February 1, 2023

Emerging Markets Consumer Fund	1.40%	N/A	1.05%	N/A	N/A	N/A	February 1, 2023

Emerging Markets Value Fund	1.14%	1.89%	0.89%	0.99%	N/A	N/A	February 1, 2023

Global Allocation Fund	0.52%	1.27%	0.29%	0.32%	0.22%	0.47%	February 1, 2023

Global Dynamic Allocation Fund	0.82%	1.58%	0.54%	0.68%	0.54%	0.79%	February 1, 2023

Global Sustainability Fund	0.94%	N/A	0.69%	0.79%	N/A	N/A	February 1, 2023

High Yield Bond Fund	1.12%	1.81%	0.83%	0.80%	N/A	1.00%	February 1, 2023

International Small-Cap Fund	1.25%	2.00%	1.04%	1.10%	1.00%	N/A	February 1, 2023

Preferred Securities and Income Fund	N/A	N/A	0.55%	0.60%	0.50%	N/A	February 1, 2023

Short Duration High Income Fund	0.86%	1.11%	0.60%	0.65%	0.55%	N/A	February 1, 2023

Water Fund	1.22%	1.97%	0.93%	0.94%	N/A	N/A	February 1, 2023

Virtus Mutual Funds	89

For those funds operating under an expense reimbursement arrangement or fee waiver during the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class C Shares	Class Institutional Shares	Class P Shares	Class Administrative Shares	Class R6 Shares

Virtus AllianzGI Convertible Fund	0.96%	1.73%	0.71%	0.71%	0.93%

Virtus AllianzGI Core Plus Bond Fund	-	-	0.30%	0.35%	-	0.25%

Virtus AllianzGI Emerging Markets Consumer Fund	1.40%	-	1.05%	-

Virtus NFJ Emerging Markets Value Fund	1.14%	1.89%	0.89%	0.99%	-	-

Virtus AllianzGI Global Allocation Fund	0.98%	1.73%	0.75%	0.78%	0.93%	0.68%

Virtus AllianzGI Global Dynamic Allocation Fund	1.03%	1.79%	0.75%	0.89%	1.00%	0.75%

Virtus AllianzGI Global Sustainability Fund	0.98%	-	0.74%	0.84%	-	-

Virtus AllianzGI High Yield Bond Fund	1.12%	1.81%	0.83%	0.80%	1.00%	-

Virtus AllianzGI International Small-Cap Fund	1.25%	2.00%	1.04%	1.10%	-	1.00%

Virtus AllianzGI Preferred Securities and Income Fund	-	-	0.55%	0.60%	-	0.50%

Virtus AllianzGI Short Duration High Income Fund	0.86%	1.12%	0.61%	0.63%	-	0.55%

Virtus AllianzGI Water Fund	1.22%	1.97%	0.93%	0.94%	-	-

90	Virtus Mutual Funds

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental
investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental
investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective.
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

Virtus Mutual Funds	91

Virtus AllianzGI Convertible Fund (formerly AllianzGI Convertible Fund)

Non-Fundamental
Investment Objectives:
The fund seeks maximum total return, consisting of capital appreciation and current income.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities (such as warrants or options) that provide an opportunity for equity participation. For purposes of this policy, the fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality). The fund may also invest a portion of its assets in contingent convertible securities (“CoCos”), which are a form of hybrid security that generally either converts into equity or has its principal written down upon the occurrence of certain pre-specified triggering events. The fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.
The portfolio managers follow a disciplined, fundamental
bottom-up
research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.
The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to invest in securities that can participate in the upside of the underlying equity and provide downside protection from the bond.
In addition to gaining “synthetic” exposure to convertible securities through derivatives as outlined above, the fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

92	Virtus AllianzGI Convertible Fund

Virtus AllianzGI Core Plus Bond Fund (formerly AllianzGI Core Plus Bond Fund)

Non-Fundamental Investment Objectives:
The fund seeks total return, consisting of current income and capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments. The fund generally invests in debt securities issued by U.S. and non-U.S. governments and their subdivisions, agencies and government-sponsored enterprises; supranational entities; public and private companies; pass-through securities guaranteed by the U.S. government, its agencies or government-sponsored enterprises; and commercial mortgage-backed securities and other asset-backed securities. The fund’s investments in mortgage-related securities may include investments in stripped mortgage-backed securities such as interest-only (“IO”) and principal-only (“PO”) securities. The Fund retains broad flexibility to obtain exposure to fixed income instruments.
The fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade, or if unrated, determined by the Manager to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”).
The fund may invest up to 10% of its assets in non-U.S. dollar denominated debt securities and instruments of foreign issuers, including those of foreign governments, non-governmental issuers or other entities. The fund typically seeks to fully hedge its exposure to non-U.S. dollar currencies. The fund may invest up to 5% of its assets in collateralized loan obligations (“CLOs”).
In making investments, the fund’s portfolio managers will normally seek to maintain an average portfolio duration within two years above or below that of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of December 31, 2020, the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.90 years.
The fund may use derivatives, such as Treasury futures, options on Treasury futures, interest rate swaps, credit default swaps and credit default swap indices, total return swaps and currency futures and forwards. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses.
The fund may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the to-be-announced (“TBA”) market and those in a dollar roll transaction.
The fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act. The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.

Virtus AllianzGI Core Plus Bond Fund	93

The fund’s use of short-term instruments, especially in connection with the hedging of interest rate risk, may result in significant frequent trading transactions, which can contribute to the fund’s having a portfolio turnover rate substantially in excess of 300% annually.
The fund’s investment strategy reflects the portfolio managers’ belief that valuation inefficiencies exist in fixed income markets due to temporary supply and demand imbalances, which may be caused by such factors as market segmentation and dependence on nationally recognized credit rating agencies. The portfolio managers further believe that a high-quality, diversified fixed income portfolio may be an effective means to exploit these valuation inefficiencies. The fund’s investment strategy centers on strategic sector rotation and security selection in credit-intensive segments of the market through a bottom-up fundamental research process. The portfolio managers produce proprietary internal credit assessments and risk analyses of issuers, typically by using such tools as proprietary financial and quantitative models, stress testing and assessments of collateral, bond structures, indentures and liquidity. Industry-level considerations may include factors such as: competitiveness of the industry, exposure to disruption, sensitivity to economic cycles and attractiveness relative to other industries. Issuer-level considerations may include factors such as: durability and transparency of business model, level of financial leverage relative to sustainable levels, trading level of its securities compared to historic trading ranges and relative to other securities, quality of management and its alignment with bondholders, event risk and competitiveness relative to peers.
A security may be sold when it has reached a relative valuation target established by the portfolio managers, when an alternative security offers better value, when the original investment thesis becomes invalid, when relative volatility becomes higher than expected or when the security’s influence in the fund’s portfolio becomes disproportionately large. Structured bonds, or bonds with option characteristics, may become sale candidates when their dollar price reaches a premium level at which further performance is impeded. The portfolio managers may periodically reevaluate underperforming issues to ensure that fundamentals have not changed since purchase.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

94	Virtus AllianzGI Core Plus Bond Fund

Virtus AllianzGI Emerging Markets Consumer Fund (formerly AllianzGI Emerging Markets Consumer Fund)

Non-Fundamental Investment Objectives:
The fund seeks long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The fund currently defines emerging market countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in a Benchmark (as defined below), traded on an exchange in a Benchmark or if it has exposure to a Benchmark. The fund will normally invest primarily in companies located in the countries represented in the fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Benchmark Countries”). The fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts. Additionally, the fund may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The fund expects to access China A Shares through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (each a “Stock Connect”), as applicable.
The fund seeks to capitalize on economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The fund maintains flexibility to invest in all industries within the consumer staples, consumer discretionary, communication services and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and real estate sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The communication services sector includes companies exposed to telecommunication services, media, interactive media & services, and entertainment. It includes internet and software companies, traditional and internet-based content publishers, diversified telecommunications and wireless telecommunications providers. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, consumer-related financials, communication equipment and professional services industries.

Virtus AllianzGI Emerging Markets Consumer Fund	95

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited. The fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $251.7 million and $1.9 trillion as of December 31, 2020) and approximately 200 developed market equities that the portfolio managers consider to have exposure to emerging markets. The investment process begins with a proprietary “alpha” model which blends behavioral and intrinsic-valuation factors in assessing individual securities’ prospects of outperforming the broader market. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on factors such as its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is primarily quantitative in nature, and the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.
In addition to common stocks, the fund may invest in other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies, and may invest a portion of its assets in securities issued in initial public offerings (IPOs). The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund does not expect to invest significantly in derivative instruments, it may do so at any time. The fund typically does not seek to hedge its exposure to securities denominated in non-U.S. dollar currencies but retains the flexibility to do so at any time.
In response to adverse market, economic, political and other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

96	Virtus AllianzGI Emerging Markets Consumer Fund

Virtus NFJ Emerging Markets Value Fund (formerly AllianzGI Emerging Markets Value Fund)

Non-Fundamental Investment Objectives:
The fund seeks long-term growth of capital and income.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal market conditions, the fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The fund may also invest up to 25% of its assets in real estate investment trusts (REITs) and real estate-related investments, and a portion of its assets in non-U.S. securities (including through American Depositary Receipts (ADRs)), including emerging market securities.
The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have attractive valuation and fundamental strength. The portfolio managers partition the fund’s selection universe by industry and then identify what they believe to be the most attractively valued securities in each industry to determine potential holdings for the fund representing a broad range of industry groups. The portfolio managers use initial parameters and quantitative tools to narrow the fund’s selection universe and also review and consider fundamental changes. In selecting individual holdings and constructing the overall portfolio, the portfolio managers take into account the dividend yields of their investments. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select the securities to be included in the fund’s portfolio. The portfolio managers consider selling a security when any of the considerations leading to its purchase materially changes or when a more attractive candidate is identified.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus NFJ Emerging Markets Value Fund	97

Virtus AllianzGI Global Allocation Fund (formerly AllianzGI Global Allocation Fund)

Non-Fundamental
Investment Objectives:
The fund seeks after-inflation capital appreciation and current income.
Principal Investment Strategies:
The fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the fund’s investments. In making investment decisions for the fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of the fund and indirectly through investments in affiliated mutual funds, and may also make use of passive instruments. Under normal circumstances, the fund invests directly and indirectly in globally diverse equity securities, fixed-income securities, and long and short positions across multiple asset classes. The fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.
The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The fund expects to invest a significant portion of the Equity Component into Virtus AllianzGI Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers will typically over- or under-weight the fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies
or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, managed futures strategies, volatility-linked derivatives, and ETFs associated with
ESG-oriented
themes such as clean energy. Investments made through dedicated single asset class sleeves of the fund such as fixed income and equity sleeves of the fund (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fact that investments are considered part of the Opportunistic Component does not mean that the fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.
The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the fund’s exposures to individual holdings and asset classes. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component is expected to range between approximately 50% and 70% of the fund’s assets and the Fixed Income Component is expected to range between approximately 20% and 60% of the fund’s

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assets. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.
Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the fund’s assets and the Fixed Income Component may range between approximately 20% and 60% of the fund’s assets. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even through it does not directly or indirectly own those underlying assets or indices.
The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure.
In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the fund’s return. Fundamental analysis may contribute to an adjustment of the fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked
derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.
In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies (including the strategy employed by Virtus AllianzGI Global Sustainability Fund within the Equity Component) that apply ESG factors and they consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term
competitive financial returns and positive societal impact.
Within the Fixed Income Component limits described above, the fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up fundamental
credit research, which takes into account the potential financial impact of ESG issues facing corporations. The fundamental bottom-up analysis
will consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weight risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Fixed Income Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Aggregate Bond Index and the Bloomberg Barclays MSCI US Aggregate ESG Focus Index. Investments made through the U.S. Fixed Income Sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

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As a portion of the Equity Component described above, the fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The strategy of the Managed Volatility Sleeve centers on the team’s belief that individual investment styles (Value, Revisions, Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of
the market that may carry higher risks but have historically led to higher return. Additionally, the portfolio managers apply an investment constraint requiring each individual security within the Managed Volatility Sleeve to have earned a minimum rating for any of the three “E”, “S”, or “G” components at the time of purchase. The ESG screening process begins with scores developed by MSCI that are based on company sustainability disclosure, government and academic data and media searches, among other sources. An internal ESG research team may then adjust the scores based on proprietary fundamental analysis of the MSCI flagged ESG-related risks.
Companies’ ESG practices and risk factors are considered namely for the purposes of identifying tail risk factors (
i.e.
, low probability factors that could have an outsized negative effect on performance) arising from a company’s ESG practices and understanding how a company’s ESG risk factors might affect the company and its performance. The portfolio managers maintain discretion to invest in companies with minimum ESG scores and to exclude companies with high ESG scores from the Fund’s portfolio. The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta and is measured against the performance of the MSCI ACWI Minimum Volatility Index.
The fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The fund may invest in fixed income securities of any maturity. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The fund is expected to be highly diversified across industries, sectors, and countries. The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.
In implementing these investment strategies, the fund may make substantial use of over-the-counter (OTC)
or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy
that may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

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Virtus AllianzGI Global Dynamic Allocation Fund (formerly AllianzGI Global Dynamic Allocation Fund)

Non-Fundamental
Investment Objective:
The fund seeks long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the fund’s investments. In making investment decisions for the fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the fund incorporates actively managed strategies and/or passive instruments. The fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic,” together with actively managed strategies within those asset classes. The fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.
The fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund is managed. The Equity Component can include exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers responsible for allocation will typically over- or under-weight the fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies
or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and volatility-linked derivatives. Investments made through dedicated single asset class sleeves of the fund such as fixed income and equity (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.
The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate fund assets, they regularly assess the fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance

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among asset classes in the portfolio, and may adjust the fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.
The portfolio managers also employ a risk management strategy, which may cause an adjustment to the fund’s asset allocation in an effort to mitigate certain downside risks. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component may range between approximately 20% and 100% of the fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the fund’s assets. Apart from this strategic asset allocation, the fund may use its Opportunistic Component. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.
The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the fund’s return. Fundamental analysis may contribute to an adjustment of the fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked
derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.
Within the “Equity” and “Fixed Income” Component limits described above, the fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, Global Growth, and US Fixed Income—Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•
Best Styles Global Equity.
This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of
the market that may carry higher risks but have historically led to higher returns on investment.

•
Best Styles Global Managed Volatility.
The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks

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associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•
Global Growth.
This strategy focuses on investments in equity securities across a range of countries globally. The portfolio managers follow a disciplined, bottom-up approach
to stock selection that is based on fundamental, company-specific analysis, targeting investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology
and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Portfolio’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the strategy’s performance benchmark, namely the MSCI All Country World Index (ACWI).

•
US Fixed Income-Credit.
This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. This strategy may also hold other types of fixed income securities, including high yield debt (commonly know as “junk bonds”), as well as preferred securities. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security
selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Credit Index (which as of June 30, 2020 had an effective duration of 8.28 years). Investments made through this sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component..

The fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The fund may invest in fixed income securities of any maturity. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The fund is expected to be highly diversified across industries, sectors, and countries. The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.
In implementing these investment strategies, the fund may make substantial use of over-the-counter
(OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging
strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the fund will enter into instruments such as

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variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
Separately, the fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the fund. Under certain market conditions, however, the investment performance of the fund may be less favorable than it would be if the fund did not use Interest Rate Derivatives.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

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Virtus AllianzGI Global Sustainability Fund (formerly AllianzGI Global Sustainability Fund)

Non-Fundamental
Investment Objective:
The fund seeks long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The fund normally invests primarily in equity securities of both U.S. and
non-U.S.
companies, including emerging market securities. Under normal market conditions, the fund will invest at least 40% of its assets in
non-U.S.
securities. Notwithstanding the previous sentence, if the weighting of
non-U.S.
securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the fund may invest a lower amount in
non-U.S.
securities, which will normally be such that the minimum level for
non-U.S.
securities will be 5% below the weighting of
non-U.S.
securities in the Index as of the most recently published
month-end
composition. As of December 31, 2020, the capitalization weighting of
non-U.S.
securities in the Index was approximately 58.3%. The fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the fund’s investments across geographic regions and economic sectors. The fund intends, but is not required, to hold stocks that are not included in the benchmark index. The fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The fund may achieve its exposure to
non-U.S.
securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).
The portfolio managers begin with an investment universe comprised of more than 5,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a proprietary sector analysis to screen out issuers based on revenue from sectors such as tobacco, thermal coal, alcohol, gambling and weapons.
The portfolio managers use a proprietary ESG scoring model to evaluate and rate the securities in the investment universe. Based on this proprietary ESG scoring model, companies’ ESG practices and risk factors are considered as part of the investment process, namely for the purposes of identifying tail risk factors (
i.e.
, low probability factors that could have an outsized negative effect on performance) arising from a company’s ESG practices and understanding how a company’s ESG risk factors might affect the company and its performance. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the fund’s portfolio in stocks that they rate as best-in-class (
i.e.
, top 30%) and avoid stocks rated worst-in-class (
i.e.
, bottom 30%), although the portfolio managers maintain discretion to invest from time to time in companies with minimum ESG scores and to exclude companies with high ESG scores from the fund’s portfolio.
The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research
process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG

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risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; experienced and respected management; and a strong record of capital discipline. The portfolio managers then seek to identify quality companies that exhibit growth characteristics (companies that the portfolio managers believe are expected to grow returns over and above the cost of capital). The portfolio managers construct the fund’s portfolio with the expectation that stock-specific risk will drive the fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the fund.
In connection with the portfolio managers’
ESG-related
investments, the fund may engage in a variety of activities as a shareholder in certain portfolio companies (“Downstream Actions”), and the Manager may engage in a variety of activities as a participant in broader investor and corporate initiatives (“Upstream Actions”).
The fund’s Downstream Actions are intended to raise issues related to ESG factors with the management of certain portfolio companies and to protect long-term investor interests. In seeking to accomplish these goals, the fund may engage in active share ownership of its portfolio companies, including by initiating or supporting shareholder resolutions, voting shareholder proxies and engaging in dialogue with the management.
The Manager’s Upstream Actions are intended to encourage more sustainable government policies, financial markets and corporate practices in keeping with the fund’s focus on issues related to ESG factors. In seeking to accomplish this goal, the Manager may participate in corporate or multi-stakeholder initiatives and investor networks that promote corporate social responsibility.
The portfolio managers regularly monitor the ESG ratings of individual holdings, the risk and return profile of the portfolio, and each investment style (e.g., Growth and Quality) within the portfolio and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available. The fund typically does not seek to hedge its exposure to securities denominated in
non-U.S.
dollar currencies but retains the flexibility to do so at any time.
In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization. In addition to traditional research activities, the portfolio managers use Grassroots
SM
Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.
The fund may invest in equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

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Virtus AllianzGI High Yield Bond Fund (formerly AllianzGI High Yield Bond Fund)

Non-Fundamental
Investment Objective:
The fund seeks a high level of current income and capital growth.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality). The fund’s fixed income securities may be fixed-, variable- or floating-rate. The fund invests across the entire range of maturities of high yield securities.
The portfolio managers follow a disciplined, fundamental
bottom-up
research process, which facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and that they believe exhibit high visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.
The fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

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Virtus AllianzGI International
Small-Cap
Fund (formerly AllianzGI International
Small-Cap
Fund)

Non-Fundamental
Investment Objective:
The fund seeks maximum long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World
Small-Cap
Index (between $101.5 million and $13.4 billion as of December 30, 2020). Under normal market and other conditions, the fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World
Small-Cap
Index, which as of December 30, 2020 would permit the fund to maintain a weighted-average market capitalization ranging from $2.0 billion to $8.1 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country).
Regional portfolio managers based in Europe, Japan and Asia (outside Japan) collaborate to produce a fund portfolio that includes what the portfolio managers believe are the best available investment opportunities from each of those three regions. The portfolio managers may consider anticipated economic growth rate, political outlook, current and forecasted inflation rates, currency outlook and interest rate environment to help identify countries and regions that are likely to offer the best investment opportunities. When evaluating individual issuers, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered for purposes of the investment process, based in part on a proprietary ESG scoring model.
In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest in securities issued in initial public offerings (IPOs), real estate investment trusts (“REITs”) and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

108	Virtus AllianzGI International Small-Cap Fund

Virtus AllianzGI Preferred Securities and Income Fund (formerly AllianzGI Preferred Securities and Income Fund)

Non-Fundamental
Investment Objective:
The fund seeks total return consisting of high current income and capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in preferred securities or debt securities issued by U.S. and
non-U.S.
issuers, including traditional preferred securities, floating-rate preferred securities, corporate bonds, debentures or notes, hybrid instruments that have investment and economic characteristics of both preferred securities and debt securities, convertible securities, contingent convertible securities (“CoCos”), collateralized loan obligations (“CLOs”), other securitized products and derivative instruments providing direct or “synthetic” exposure to any of the foregoing. CoCos are a form of hybrid security that generally either converts into equity or has its principal written down upon the occurrence of certain pre-specified
triggering events.
Under normal market conditions, the fund will also invest at least 25% of its total assets in the financials sector, which the fund considers to include the banking, diversified financials, financial data processing, financial information services, investment management, savings and loans, securities brokerage and services, real estate (including real estate investment trusts (“REITs”)) and insurance industries, finance companies, including captive finance companies, and similar issuers. This means that the fund has adopted a fundamental policy (which may not be changed without shareholder approval) to invest at least 25% of its total assets in the financials sector, increasing the fund’s exposure to the risks associated with that sector, including, among other things, changes in government regulations, changes in interest rates, competition, government economic policies and general economic conditions.
The fund may invest without limit in
non-U.S.
securities, including securities issued in local currencies, and may invest up to 15% of its assets in emerging markets securities. The fund typically seeks to fully hedge its exposure to
non-U.S.
dollar currencies.
The fund may invest in securities that are issued through private offerings without registration with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), including securities that are issued pursuant to Regulation S under the Securities Act. The fund may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act.
The fund may invest in securities of any size market capitalization or credit quality. The fund may invest without limit in debt securities rated below investment grade or unrated and determined by the Manager to be of similar quality (“high-yield securities” or “junk bonds”). The fund may invest in fixed income securities of any maturity. Under normal conditions, the fund expects to invest the majority of its assets in debt instruments that are, based on the highest rating assigned by Standard and Poor’s, Moody’s, Fitch, Kroll or DBRS, investment grade at the time of purchase.
The fund typically seeks to fully hedge its exposure to
non-U.S.
dollar currencies. In connection with its investments in
non-U.S.
securities, the fund may use
over-the-counter
(OTC) or exchange-traded derivatives, including, without limitation, various interest rate instruments, such as swaps, caps, floors or collars, and foreign currency instruments, such as forward contracts, futures contracts, options, swaps and other similar strategic instruments. The fund’s use of derivatives will include to hedge against adverse changes in interest rates and currency exchange rates and against credit risk.
The fund’s investment strategy reflects the portfolio managers’ belief that thorough analysis of security indentures is paramount when investing in preferred or debt securities given the numerous and diverse

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structures in the marketplace. The portfolio managers produce proprietary internal credit assessments and risk analyses of issuers, typically by using such tools as proprietary financial and quantitative models, stress testing and assessments of collateral, bond structures, indentures and liquidity. Industry-level considerations may include factors such as: competitiveness of the industry, exposure to disruption, sensitivity to economic cycles and attractiveness relative to other industries. Issuer-level considerations may include factors such as: durability and transparency of business model, level of financial leverage relative to sustainable levels, trading level of its securities compared to historic trading ranges and relative to other securities, quality of management and its alignment with bondholders, event risk and competitiveness relative to peers.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

110	Virtus AllianzGI Preferred Securities and Income Fund

Virtus AllianzGI Short Duration High Income Fund (formerly AllianzGI Short Duration High Income Fund)

Non-Fundamental
Investment Objectives:
The fund seeks a high level of current income with lower volatility than the broader high yield market.
Principal Investment Strategies:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality)(sometimes referred to as “high-yield securities” or “junk bonds”), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates. Generally, the longer the duration of the fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
The fund may invest up to 20% of its assets in bank loans. The fund may invest up to 20% of its assets in
non-U.S.
securities, which will typically be U.S. dollar-denominated but may also include securities denominated in
non-U.S.
currencies. The fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.
The fund invests in high yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation. The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus AllianzGI Short Duration High Income Fund	111

Virtus AllianzGI Water Fund (formerly AllianzGI Water Fund)

Non-Fundamental
Investment Objective:
The fund seeks long-term capital appreciation.
Principal Investment Strategies:
The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the
S-Network
Global Water Index (Composite), or that are substantially engaged in water-related activities. Water-related activities consist of those commercial activities that relate to the quality or availability of or demand for potable and non-potable
water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The fund’s portfolio managers are not constrained by capitalization limitations. In addition, the fund has adopted a fundamental policy to concentrate more than 25% of its total assets in the water-related resources sector. The portfolio managers intend to diversify the fund’s investments across geographic regions. Under normal market conditions, the fund will typically invest (i) between
45%-75%
of its total assets in U.S. securities, (ii) between
20%-45%
of its total assets in European securities, and (iii) up to 20% of its total assets in Asia and other geographies. The fund may invest in emerging market securities. The fund may also purchase securities in initial public offerings (IPOs).
In making investment decisions for the fund, the portfolio managers select investments on a bottom-up
basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the fund, the portfolio managers may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers.
In analyzing specific companies for possible investment, the portfolio managers may also consider such factors as the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objective and as necessary for redemption purposes.
In selecting investments, the portfolio managers may utilize company-specific and macroeconomic insights from the global research network of analysts of the broader Allianz Global Investors organization, including the firm’s Environmental, Social & Governance (“ESG”) analyst team. The portfolio managers may leverage investment research and analysis conducted by the ESG analyst team, which assesses a wide range of ESG factors and societal goals. Based in part on the ESG analyst team’s proprietary ESG research, companies’ ESG practices and risk factors are considered as part of the investment process, namely for the purposes of identifying tail risk factors (
i.e.
, low probability factors that could have an outsized negative effect on performance) arising from a company’s ESG practices and understanding how a company’s ESG risk factors might affect the company and its performance. The portfolio managers maintain discretion to invest in companies with low ESG scores and to exclude companies with high ESG scores from the Fund’s portfolio. In addition to traditional research activities, the portfolio managers use Grassroots
SM
Research, which prepares research reports based on field interviews with

112	Virtus AllianzGI Water Fund

customers, distributors and competitors of the companies in which the fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.
The fund is
“non-diversified,”
which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio managers typically select approximately 25 to 50 securities for the fund.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
The fund typically does not seek to hedge its exposure to securities denominated in
non-U.S.
dollar currencies but retains the flexibility to do so at any time. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus AllianzGI Water Fund	113

More Information About Risks Related to Principal Investment Strategies

Each of the funds may not achieve its objective, and each is not intended to be a complete investment program.
Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in each fund are identified in the below table and described in detail following the table. The risks are listed in alphabetical order, which is not necessarily indicative of importance. For certain funds, the indicated risks apply indirectly through the fund’s investments in other funds.

Risks	Virtus AllianzGI Convertible Fund	Virtus AllianzGI Core Plus Bond Fund	Virtus AllianzGI Emerging Markets Consumer Fund	Virtus NFJ Emerging Markets Value Fund	Virtus AllianzGI Global Allocation Fund	Virtus AllianzGI Global Dynamic Allocation Fund	Virtus AllianzGI Global Sustainability Fund	Virtus AllianzGI High Yield Bond Fund	Virtus AllianzGI International Small-Cap Fund	Virtus AllianzGI Preferred Securities and Income Fund	Virtus AllianzGI Short Duration High Income Fund	Virtus AllianzGI Water Fund

Allocation	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X				X				X

China-Related			X	X

Commodity and Commodity-linked Instruments Risk					X	X

Confidential Information Access		X				X				X	X

Contingent Convertible Securities										X

Convertible Securities	X	X	X			X				X

Counterparty	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

Currency Rate		X	X	X	X	X	X		X	X		X

Debt Instruments	X	X			X	X		X		X	X

Derivatives	X	X	X	X	X	X		X	X	X	X	X

Emerging Market			X	X	X	X	X		X	X		X

Equity Securities	X		X	X	X	X	X		X	X		X

ETFs				X

Focused Investment	X	X	X	X	X	X	X	X	X	X	X	X

Foreign Investing		X	X	X	X	X	X		X	X	X	X

High Yield-High Risk Securities (Junk Bonds)	X	X			X	X		X		X	X

Index					X	X

114	Virtus Mutual Funds

Risks	Virtus AllianzGI Convertible Fund	Virtus AllianzGI Core Plus Bond Fund	Virtus AllianzGI Emerging Markets Consumer Fund	Virtus NFJ Emerging Markets Value Fund	Virtus AllianzGI Global Allocation Fund	Virtus AllianzGI Global Dynamic Allocation Fund	Virtus AllianzGI Global Sustainability Fund	Virtus AllianzGI High Yield Bond Fund	Virtus AllianzGI International Small-Cap Fund	Virtus AllianzGI Preferred Securities and Income Fund	Virtus AllianzGI Short Duration High Income Fund	Virtus AllianzGI Water Fund

Interest Rate	X	X			X			X		X	X

IPO			X						X			X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Leverage	X	X	X	X	X	X		X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Market Volatility	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Backed and Asset-Backed Securities		X			X	X				X

Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X

Preferred Stocks										X

Real Estate Investment				X	X	X			X

Small and Medium Market Capitalization	X		X	X	X	X	X	X	X		X	X

Sustainable Investing					X		X					X

Underlying Funds					X	X

Variable Distribution		X			X	X				X	X

Water-Related												X
Allocation
A fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its subadviser. If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the subadviser’s intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer. In addition, to the extent portfolio managers consider environmental, social and corporate governance (“ESG”) factors as part of their investment strategy, there can be no guarantee that the portfolio managers’ consideration of such factors or efforts to select investments based on ESG factors will be successful or produce the desired results. To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. Any imperfections, errors, or limitations in such models could affect a fund’s performance. By necessity, such models make simplifying assumptions that limit their effectiveness. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models. The funds are also subject to the risk that deficiencies in the operational systems or controls of the subadviser or another service provider will cause losses for the funds or hinder fund operations. For example, trading delays or errors (both human and systemic) could prevent a fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the subadviser and each individual portfolio manager in connection with managing the funds and may also adversely affect the ability of the funds to achieve their investment objectives. To

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the extent portfolio managers employ strategies that are not correlated to broader markets, or that are intended to seek returns under a variety of market conditions (such as managed volatility strategies), a fund may outperform the general securities market during periods of flat or negative market performance, and underperform the securities market during periods of strong market performance. To the extent that a fund invests significantly in one or more Underlying Funds, its investment performance will depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A fund that invests significantly in one or more Underlying Funds is subject to allocation risk, which is the risk that the Adviser will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each fund invests. The Adviser attempts to identify asset classes and sub-classes,
and Underlying Funds and/or other means of obtaining exposure to such asset classes, and other investments that will provide consistent, quality performance for each fund, but there is no guarantee that the Adviser’s allocation techniques will produce the desired results. It is possible that the Adviser will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.
You could lose money on your investment in the funds as a result of these allocation decisions.
Bank Loans
Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a fund invests and that the collateral may not be sufficient to cover the amount owed to the fund. If the loan is unsecured, there is no specific collateral on which the fund can foreclose. In addition, if a secured loan is foreclosed, a fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a fund could enforce its rights directly against the borrower.
Call Risk
An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

116	Virtus Mutual Funds

China-Related Risk
The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability –such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures –and may result in adverse consequences to a fund investing in securities and instruments economically tied to China. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a fund’s investments, to the extent the Fund invests in China-related investments.
Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes. For example, recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s, or others countries’, export industry and a commensurately negative impact on a fund that invests in securities and instruments that are economically tied to China. In addition, as China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies in the region.
Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China. The economies, industries, and securities and currency markets of the China region may also be adversely affected by slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, and environmental events and natural disasters that may occur in China.
In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to a fund’s investments in China.
Commodity and Commodity-Linked Instruments
Investments by a fund in commodities or commodity-linked instruments may subject the fund’s portfolio to greater volatility than investments in traditional securities. The value of commodity-linked instruments

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may be affected by overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Individual commodity prices can fluctuate widely over short time periods. Commodity investments typically do not have dividends or income and are dependent on price movements to generate returns. Commodity price movements can deviate from equity and fixed income price movements. The means by which a fund seeks exposure to commodities, both directly and indirectly through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. A fund’s investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
Confidential Information Access Risk
In managing funds that may invest in privately placed instruments, AllianzGI U.S. and NFJ (each a “Subadviser” and together, the “Subadvisers”) normally will seek to avoid the receipt by the portfolio managers and analysts of material, non-public
information (“Confidential Information”) about the issuers of such instruments (which may include senior loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the Subadvisers’ portfolio managers and analysts do not receive Confidential Information from these issuers, a fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the fund pays or receives when it buys or sells a bank loan. Further, in situations when a fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, the Subadvisers’ ability to assess the desirability of such consents, waivers and amendments may be compromised. For these and other reasons, it is possible that a Subadviser’s decision not to receive Confidential Information under normal circumstances could adversely affect a fund’s investment performance.
Notwithstanding its intention not to receive Confidential Information with respect to its management of investments in loans and privately placed instruments generally, the Subadvisers may from time to time come into possession of confidential information about issuers whose securities may be held in a fund’s portfolio. Possession of such information may in some instances occur despite a Subadviser’s efforts to avoid such possession, but in other instances a Subadviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Subadvisers’ ability to trade in these securities for the account of a fund could potentially be limited by its possession of such information. Such limitation on the Subadvisers’ ability to trade could have an adverse effect on a fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by a fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by a fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up
of an issuer prior to a trigger event, the fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by a

118	Virtus Mutual Funds

fund are converted into the issuer’s underlying equity securities following a trigger event, the fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a fund in CoCos may result in losses to the fund.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. The funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives.
Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Counterparty Risk
A fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For over-the-counter
swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the funds or that a fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to such fund. For cleared swaps, a fund’s counterparty is a clearinghouse rather than a bank or broker. In cleared swaps, such fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions. See “Derivatives Risk” below.
Debt Instruments
Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

•	Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will

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cause the price of the security to decline. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, at least one major rating agency downgraded the long-term U.S. credit rating in 2011 due to the rising public debt burden and perception of greater policymaking uncertainty in the U.S. and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the fund’s investments, to the extent that the fund has exposure to securities issued by the U.S. Treasury. Debt instruments rated below investment-grade are especially susceptible to this risk.

•
Interest Rate Risk.
The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
To the extent that a fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Actions by governmental entities may also impact certain instruments in which the funds invest. For example, certain instruments in which the funds may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the funds or on certain instruments in which the funds invest are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which the fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the funds or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the funds.

120	Virtus Mutual Funds

•	Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

•
Liquidity Risk.
Certain debt instruments may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations or possibly delaying the redemption of fund shares. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations,
non-U.S.
securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

The SEC has adopted Rule
22e-4
under the 1940 Act, which requires each fund to adopt a liquidity risk management program to assess and manage its liquidity risk. Under its program, a fund will be required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. The funds do not expect Rule
22e-4
to have a significant effect on investment operations. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a fund’s investments.

•
Long-Term Maturities/Durations Risk.
Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

•
Prepayment/Call Risk.
There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable instruments therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

•
Redemption Risk.
Debt instruments sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting
depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable
forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

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Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
As a seller of a credit default swap, a fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the fund is subject to investment exposure on the notional amount of the swap. Additionally, holding a position in a credit default swap could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent a fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss.
Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.
As an investment company registered with the SEC, each fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other
SEC-approved
measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter
(“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a fund’s counterparty is a clearing house, rather

122	Virtus Mutual Funds

than a bank or broker. Since the funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new Rule
18f-4
under the 1940 Act (“Rule
18f-4”)
providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule
18f-4
limits a fund’s derivatives exposure through a
value-at-risk
(“VaR”) test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. In connection with the adoption of Rule
18f-4,
the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule
18f-4
will not be required until August 2022. When a fund comes into compliance, the fund’s treatment of investments or trading practices that involve contractual obligations to pay in the future will change. Most such investments or trading practices will be considered to be derivatives under Rule
18f-4,
and will therefore be subject to the VaR test set forth in the rule. The approach to asset segregation and coverage requirements described in this prospectus will also be impacted. For certain investments, such as reverse repurchase agreements and similar financing transactions, a fund will have the option to either treat them as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described above, or (2) derivatives subject to the VaR test imposed by Rule
18f-4.
Rule
18f-4
could restrict a fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the fund.
Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. In addition, derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a fund holds its cleared position. If a fund’s counterparty or the relevant clearing house or clearing member were to default, the fund could lose a portion or all of the collateral held by the counterparty, clearing house, or clearing member on its behalf, or could suffer extended delays in recovering that collateral.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected. Dividend paying companies may underperform companies without a history of paying dividends. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders

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and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Risks associated with investing in equity securities include the following.

•
Growth Stocks Risk.
Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

•
Large Market Capitalization Companies Risk.
The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

•
Small and Medium Market Capitalization Companies Risk.
Small and
medium-sized
companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized
companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•
Small Market Capitalization Companies Risk.
Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

•
Value Stocks Risk.
A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value. The extent to which the investment performance and risks associated with a fund correlate to those of a particular ETF will depend upon the extent to which the portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.
Foreign Investing
Investing in securities of
non-U.S.
companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of
non-U.S.
securities may be more volatile than those of U.S. securities. The values of
non-U.S.
securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a
non-U.S.
country. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in
non-U.S.
securities.

124	Virtus Mutual Funds

In general, less information is publicly available about
non-U.S.
companies than about U.S. companies.
Non-U.S.
companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, a fund’s investments in
non-U.S.
securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a fund. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

•
Currency Rate Risk.
Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or
non-U.S.
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities. The local emerging market currencies in which a fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

•
Emerging Market Risk.
The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the fund’s performance.

Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.
The funds may invest in some emerging markets through trading structures or protocols that subject them to risks such as those associated with illiquidity, custodying assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets. For example, some of the funds may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on either the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”). Such funds expect to access China A Shares through the Shanghai-Hong Kong Stock Connect Program or the
Shenzhen-Hong
Kong Stock Connect Program (each, a “Stock Connect”). The Shanghai Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE that commenced

Virtus Mutual Funds	125

operations in November 2014. The Shenzhen Stock Connect subsequently commenced operations in December 2016. The Stock Connect programs are subject to regulations promulgated by regulatory authorities for both SSE, SZSE and SEHK, as applicable, and further regulations or restrictions, such as trading suspensions, may adversely affect the Stock Connects and the value of the China A Shares held by the funds. There is no guarantee that the systems required to operate each Stock Connect will function properly or will continue to be adapted to changes and developments in the applicable markets or that the relevant exchanges will continue to support the Stock Connects in the future. In the event that the relevant systems do not function properly, trading through a Stock Connect program could be disrupted. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume on each Stock Connect, which may restrict or preclude a fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with each program’s rules, which may further subject the funds to liquidity risk with respect to China A Shares. A fund may be restricted in its ability to dispose of its China A Shares purchased through a Stock Connect in a timely manner. As an example, the Shanghai Stock Connect is generally available only on business days when both the SEHK and SSE are open. When either the SEHK or SSE is closed, a fund will not be able to trade Stock Connect securities at a time that may otherwise be beneficial to trade. Additionally, the SSE or SZSE may be open at a time when the Stock Connect program is not trading, with the result that prices of China A Shares may fluctuate at times when a fund is unable to add to or exit its position. Because of the way in which China A Shares are held in Stock Connect, a fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or SZSE becomes insolvent. Only certain China A Shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. Because the Stock Connect program is new, the actual effect on the market for trading China A Shares with the introduction of large numbers of foreign investors is unknown. Investments in China A Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. The limitations and risks described above with respect to each Stock Connect are specific to the applicable program; however, these and other risks may exist to varying degrees in connection with the funds’ investments through other trading structures, protocols and platforms in other emerging markets
For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

•
Equity-Linked Instruments Risk.
Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

126	Virtus Mutual Funds

•
Foreign Currency Transactions Risk.
A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions. These transactions may be for the purposes of hedging or efficient portfolio management, or may be for investment purposes, and they may be exchange traded or traded directly with market counterparties. Such transactions may not prove successful or may have the effect of limiting gains from favorable markets movements.

A fund may use derivatives to acquire positions in various currencies, which presents the risk that the fund could lose money on its exposure to a particular currency and also lose money on the derivative. A fund also may take positions in currencies that do not correlate to the currency exposure presented by the fund’s other investments. As a result, the fund’s currency exposure may differ, in some cases significantly, from the currency exposure of its other investments and/or its benchmarks.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Focused Investments
Focusing fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are
“non-diversified”
because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the fund’s NAV. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified funds that invest in a relatively small number of issuers are subject to similar risks. In addition, the funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, a fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Funds may be subject to increased risk to the extent they allocate assets among investment styles and certain styles underperform relative to other investment styles. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Funds that focus investments of their assets in a particular industry or group of related industries (e.g., the AllianzGI Emerging Markets Consumer Fund) are subject, and have heightened exposure, to the risks factors particular to each such industry as described below and under “Additional Risks Associated with Investment Techniques and Fund Operations—Industry Focus.”

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As discussed below, certain Underlying Funds may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors
or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.
To the extent that a fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Fund Risks” below.
Geographic Concentration Risk.
The value of the investments of a fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Industry/Sector Concentration Risk.
The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Limited Number of Investments.
There is a risk that a fund’s portfolio may be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
Sector Focused Investing.
The value of the investments of a fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a fund has invested are therefore likely to cause the value of the fund’s shares to decrease, perhaps significantly.
Consumer-Related Companies Risk:
The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors, which include the consumer staples, consumer discretionary and healthcare industries, will be associated with the risks particular to those sectors, including demographic and product trends, performance of the overall economy, competition, marketing campaigns, environmental factors, government regulation, interest rates, consumer confidence and disposable household income and consumer spending.
The AllianzGI Emerging Markets Consumer Fund may from time to time invest a substantial portion of its assets in these and other industries or sectors, and during those periods will be subject to a greater extent to the risks associated with those industries or sectors.
Financial-Related Companies Risk:
The AllianzGI Preferred Securities and Income Fund focuses its investments in the financials sector and will be subject to the risks associates with that sector, including changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in government economic policies or general economic conditions and unfavorable interest rates.

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Fund of Funds
Each fund may invest in other mutual funds, including exchange-traded funds (ETFs). See “Exchange-traded Funds (ETFs)” above. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end
funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
The underlying funds may change their investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
To the extent the estimated fees and expenses of a fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the fund’s expense table
High-Yield Fixed Income Securities (Junk Bonds)
Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield issuers is more complex than for higher-rated securities, making it more difficult for a fund’s subadviser to accurately predict risk. There is a greater risk with high-yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Income
The income shareholders receive from a fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, a fund may be treated as receiving income even though no cash is received. A fund may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the fund receives from its investments decline. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

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IPO Risk
A fund may acquire common and preferred stock of issuers in an IPO. Investment returns from IPOs may be highly volatile and subject to varying patterns of trading volume, and these securities may at times be difficult to sell. In addition, information about the issuers of IPO securities is often difficult to obtain since they are new to the market and may not have lengthy operating histories. From time to time, a fund may purchase stock in an IPO and then immediately sell the stock. This practice will increase portfolio turnover rates and increase costs to the fund, affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to the fund’s shareholders. At any particular time or from time to time, a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.
Leverage
When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. In addition, to the extent a fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the fund’s investment returns, resulting in greater losses. Leverage may also involve the creation of a liability that requires the fund to pay interest.
Market Volatility
The value of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously. Instability in the financial markets may expose each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

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Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a fund and its investments, hampering the ability of a fund’s portfolio manager(s) to invest a fund’s assets as intended. The wars in Iraq and Afghanistan had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the funds. While the U.S. government has historically honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world.
The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. In March 2017, the United Kingdom provided formal notification of its intention to withdraw from the European Union pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification began a two-year
period of negotiations regarding the terms of the United Kingdom’s exit from the European Union. The European Parliament formally approved the withdrawal on January 30, 2020. The withdrawal agreement entered into between the United Kingdom and European Union entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the European Union. Following the withdrawal, an eleven-month transition period began, ending December 31, 2020, during which the United Kingdom commenced negotiating its future relationship with the European Union. While a limited deal was reached prior to December 31, 2020, many aspects are still to be determined, including those related to financial services. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The world’s securities markets may be significantly disrupted and adversely affected.
Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the funds’ investments.
An outbreak of respiratory disease caused by a novel coronavirus designated as
COVID-19
was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of
COVID-19
and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home
and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern

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and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the
COVID-19
pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of
COVID-19
is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment
of loans, may result in a reduction in the value of such security and losses to a fund.
Early payoffs in the loans underlying such securities may result in a fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Non-Diversification
As a
non-diversified
investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the fund takes concentrated positions in a small number of issuers, the fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Portfolio Turnover
A fund’s investment strategy may result in consistently frequently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the fund’s performance.
Preferred Stocks
Preferred stocks may provide a higher dividend rate than the interest yield on debt instruments of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt
of income. Unlike interest on debt instruments, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt instruments, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors

132	Virtus Mutual Funds

but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.
Real Estate Investment
Investing in companies that invest in real estate (“Real Estate Companies”) exposes the fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Risks associated with investing in Real Estate Companies include the following:

•
Equity REIT Securities Risk.
REITs are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents.

Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. A fund that invests in REITs and REIT-like entities will bear its proportionate share of the costs of the REITs’ and REIT-like entities’ operations. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free
pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company, depending upon the nature of dividends received by the fund.

•
REIT and REOC Securities Risk.
REIT and REOC Securities Risks. Investing in Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free
pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company. A Real Estate Operating Company (“REOC”) is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as

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dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a fund’s REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the federal tax treatment that is accorded a REIT. A fund also may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Short Sales
A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.
The use by a fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. It is possible that a fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the fund. If the fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short squeeze” can occur, and the fund may be forced to purchase the security at a disadvantageous price. In addition, a fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a fund to the extent that it utilizes short sales. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. To the extent a fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Sustainable Investing Risk
Because AllianzGI Global Sustainability Fund (for purposes of this risk description, the “fund”) focuses its investments in companies the Adviser believes exhibit strong records with respect to environmental,

134	Virtus Mutual Funds

social, and corporate governance (“ESG”) factors, the fund may choose to sell, or not to purchase, investments that are otherwise consistent with its investment objective. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its commitment to philanthropic activities, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices. To the extent other funds consider ESG factors and criteria as part of their overall investment strategy, similar risks will apply.
In general, the application of the Manager’s ESG criteria to investments will affect the fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG analysis; and may negatively impact the relative performance of the fund depending on whether such investments are in or out of favor. In addition, the fund may sell a security based on
ESG-related
factors when it might otherwise be disadvantageous to do so.
Due to its focus on investing in companies that the Adviser believes exhibit strong ESG records, the fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in a limited number of issuers, sectors, industries or geographic regions, the fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular sector, industry or geographic region. See “Focused Investment Risk.” The fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in such regions to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See
“Non-U.S.
Investment Risk” and “Emerging Markets Risk.”
Tax-Exempt
Securities
Tax-exempt
securities may not provide a higher
after-tax
return than taxable securities, or the
tax-exempt
status of such securities may be lost or limited.
Tax Liability
Distributions by a fund could become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a fund’s shares, to decline. Income from certain commodity-linked investments does not constitute “qualifying income” to a fund for purposes of the fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a fund’s nonqualifying income to exceed 10% of the fund’s gross income for any year, the fund would be subject to a tax at the fund level.

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Underlying Fund Risk
Certain Funds may invest their assets partially, significantly or primarily in Underlying Funds, as described under “Principal Investments and Strategies of Each Fund.” The risks associated with investing in these funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds. To the extent that a fund invests in Underlying Funds, its ability to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.
To the extent that a fund invests in Underlying Funds, its net asset value per share (“NAV”) will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with a fund correlate to those of a particular Underlying Fund will depend upon the extent to which the fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. As a shareholder of an Underlying Fund, a fund may indirectly bear service and other fees that are in addition to the fees the fund pays its service providers. Underlying Funds that are actively managed may entail risks generally associated with actively managed investment products, including management risk. Underlying Funds that seek to track an index or other benchmark may involve tracking risk. Tracking risk is the risk that a fund may not precisely replicate the results of an index or benchmark that it is intended to track. Deviations of this type may result from purchases or redemptions of fund shares, transaction costs, fund expenses and other factors. For more information about the risks associated with Underlying Funds, please see the “Underlying Funds” section of this prospectus. For more information about Affiliated Underlying Funds, please also see the Trust’s Statement of Additional Information and the Affiliated Underlying Funds’ prospectuses and private placement memoranda, which may be obtained free of charge by telephoning the Distributor at
1-800-498-5413
for Institutional Class, Class R6, Class P and Administrative Class shares and series of AllianzGI Institutional Multi-Series Trust.
Unrated Fixed Income Securities
A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed-income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. Government Securities
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Variable Distribution Risk
To the extent a fund invests in fixed income securities that have variable or floating interest rates, the amounts of the fund’s periodic distributions to shareholders may vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.

136	Virtus Mutual Funds

Water-Related Risk
Because the AllianzGI Water Fund (for purposes of this section, the “fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.
Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.
Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.
While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable
water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.
Due to its focus on the water-related resource sector, the fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”
The fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See
“Non-U.S.
Investment Risk” and “Emerging Markets Risk.”

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To the extent the fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.

138	Virtus Mutual Fund

Management of the Funds

The Adviser
VIA (also the “Adviser”) is the investment adviser to the funds and is located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 80 mutual funds and as adviser to institutional clients. As of December 31, 2020, VIA had approximately $39.9 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadvisers and recommending their hiring, termination and replacement.
VIA has appointed and oversees the activities of each of the subadvisers for the funds as shown in the table below. Each subadviser manages the investments of its respective funds to conform with its investment policies as described in this prospectus.

Virtus AllianzGI Convertible Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Core Plus Bond Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Emerging Markets Consumer Fund	Allianz Global Investors U.S. LLC

Virtus NFJ Emerging Markets Value Fund	NFJ Investment Group, LLC

Virtus AllianzGI Global Allocation Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Global Dynamic Allocation Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Global Sustainability Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI High Yield Bond Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI International Small-Cap Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Preferred Securities and Income Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Short Duration High Income Fund	Allianz Global Investors U.S. LLC

Virtus AllianzGI Water Fund	Allianz Global Investors U.S. LLC
Management Fees
Each fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.
(1)

Virtus AllianzGI Convertible Fund	0.57%

Virtus AllianzGI Core Plus Bond Fund	0.30%

Virtus AllianzGI Emerging Markets Consumer Fund	0.85%

Virtus NFJ Emerging Markets Value Fund	0.85%

Virtus AllianzGI Global Allocation Fund	0.70%

Virtus AllianzGI Global Dynamic Allocation Fund	0.70%

Virtus AllianzGI Global Sustainability Fund	0.80%

Virtus AllianzGI High Yield Bond Fund	0.48%

Virtus AllianzGI International Small-Cap Fund	1.00%

Virtus AllianzGI Preferred Securities and Income Fund	0.45%

Virtus AllianzGI Short Duration High Income Fund	0.48%

Virtus AllianzGI Water Fund	0.95%
(1)	Prior to February 1, 2021, AllianzGI U.S. served as the investment adviser to the funds. On February 1, 2021, VIA began serving as investment adviser to the funds.

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During the most recently completed fiscal year (except as noted), the funds paid monthly advisory fees to AllianzGI U.S., in its capacity as investment adviser under the funds’ former investment management agreement at following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Virtus AllianzGI Convertible Fund	0.57%
Virtus AllianzGI Core Plus Bond Fund	0.30%
Virtus AllianzGI Emerging Markets Consumer Fund (1)	0.89%
Virtus NFJ Emerging Markets Value Fund (2)	0.78%
Virtus AllianzGI Global Allocation Fund	0.17%
Virtus AllianzGI Global Dynamic Allocation Fund	0.65%
Virtus AllianzGI Global Sustainability Fund (2)	0.76%
Virtus AllianzGI High Yield Bond Fund	0.48%
Virtus AllianzGI International Small-Cap Fund (2)	0.96%
Virtus AllianzGI Preferred Securities and Income Fund	0.45%
Virtus AllianzGI Short Duration High Income Fund	0.48%
Virtus AllianzGI Water Fund (2)	0.88%
(1)	Effective July 1, 2020, AllianzGI U.S. contractually agreed to observe a permanent reduction in the investment management fee, which reduces the 0.90% contractual fee rate by 0.05% to 0.85%.

(2)
For Virtus AllianzGI Sustainability Fund, AllianzGI U.S. agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.80% to 0.69% through January 31, 2020. For Virtus AllianzGI International
Small-Cap
Fund, AllianzGI U.S. agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 1.00% to 0.89% through January 31, 2020. For Virtus NFJ Emerging Markets Value Fund, AllianzGI U.S. agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.85% to 0.65% through January 31, 2020. For Virtus AllianzGI Water Fund, AllianzGI U.S. agreed to a temporary waiver of a portion of the investment management fee, which reduced the annual percentage rate from 0.95% to 0.73% through January 31, 2020.

The Subadvisers
AllianzGI U.S. is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AllianzGI U.S. provides investment management and advisory services to a number of closed-end
and
open-end
investment company clients. As of December 31, 2020, AllianzGI U.S. and its investment management affiliates had approximately $127.3 billion in assets under management.
AllianzGI U.S. is a direct, wholly owned-subsidiary of Allianz Global Investors U.S. Holdings LLC (“AGIUSH”). AGIUSH is a direct, wholly-owned subsidiary of PFP Holdings, Inc. (“PFP”). Allianz Asset Management of America L.P. (“AAM LP”), organized as a limited partnership under Delaware law in 1987, is a direct, wholly-owned subsidiary of Allianz Asset Management of America (“AAM LLC”) and PFP, whereby AAM LLC holds a majority (greater than 99.9%) ownership interest (“A” and “E” units) in AAM LP and PFP holds a minority (less than 0.1%) ownership interest (“E” units) in AAM LP. AAM LP, acting through an investment management division, was the former investment adviser to the Trusts. AAM LLC is also the General Partner of AAM LP. PFP is a direct, wholly-owned subsidiary of Allianz of America, Inc. (“AZOA”). AZOA also holds a 99.8%
non-managing
interest (“A” and “E” units) in AAM LLC; the remaining 0.1%
non-managing
“A” interest and 0.1% “B” managing interest in AAM LLC are held by Allianz Asset Management GmbH (“AAM GmbH”) and Allianz Asset Management of America Holdings Inc. (“AAMAH”), respectively. AAMAH is a wholly-owned subsidiary of AAM GmbH. AllianzSE, a European-based, multinational insurance and financial services holding company, owns 100% (74.47% directly and 25.53% indirectly through its wholly-owned subsidiary Allianz Finanzbeteiligungs GmbH) of AAM GmbH and 100% (through its direct, wholly-owned subsidiary Allianz Europe B.V.) of AZOA. The address for AGIUSH, AAM LP, AAM LLC, AZOA, PFP and AAMAH is 650 Newport Center Drive, Newport Beach, California 92660. The address for AAM GmbH is Seidlstrasse,
24-24a,
D-80335,
Munich, Germany. Allianz SE’s address is Koeniginstrasse 28,
D-80802,
Munich, Germany.

140	Virtus Mutual Funds

NFJ Investment Group, LLC (“NFJ”), an affiliate of the Adviser, is located at One Financial Plaza, Hartford, Connecticut 06103 with its primary investment office at 2100 Ross Avenue, Dallas, Texas 75201. NFJ Investment Group, LLC is newly organized for the purpose of carrying out the subadvisory services described herein and did not yet manage any assets as of the date of this prospectus. NFJ Investment Group, LLC is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc., as a wholly-owned subsidiary of Virtus Partners, Inc. which is wholly-owned by Virtus Investment Partners, Inc. The address for each of these entities is One Financial Plaza, Hartford, Connecticut 06103.
VIA pays each subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus AllianzGI Convertible Fund	50% of net investment management fee

Virtus AllianzGI Core Plus Bond Fund	50% of net investment management fee

Virtus AllianzGI Emerging Markets Consumer Fund	50% of net investment management fee

Virtus NFJ Emerging Markets Value Fund	50% of net investment management fee

Virtus AllianzGI Global Allocation Fund	50% of net investment management fee

Virtus AllianzGI Global Dynamic Allocation Fund	50% of net investment management fee

Virtus AllianzGI Global Sustainability Fund	50% of net investment management fee

Virtus AllianzGI High Yield Bond Fund	50% of net investment management fee

Virtus AllianzGI International Small-Cap Fund	50% of net investment management fee

Virtus AllianzGI Preferred Securities and Income Fund	50% of net investment management fee

Virtus AllianzGI Short Duration High Income Fund	50% of net investment management fee

Virtus AllianzGI Water Fund	50% of net investment management fee
The portfolio managers that currently manage the funds were previously personnel of AllianzGI U.S. in its former capacity as adviser to the funds. Pursuant to the strategic alliance between AllianzGI U.S. and Virtus, certain of the portfolio managers became employees of a newly formed subsidiary of Virtus, NFJ Investment Group, LLC, and the remainder remain personnel of AllianzGI U.S. in its capacity as sub-adviser to certain of the funds. In conjunction with the strategic alliance, amounts previously waived by AllianzGI U.S. remain subject to recoupment to the extent a fund’s expense ratios drop below existing caps. Such recoupment reflects an investment by AllianzGI U.S. in the development and growth of the funds during its time as adviser to the funds.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for all other funds is available in the funds’ 2020 annual report, covering the period October 1, 2019 through September 30, 2020.
The funds operate under a “manager of managers” structure, in which VIA provides general management services to the funds, including overall supervisory responsibility for the general management and investment of the funds’ assets, and VIA has the ultimate responsibility, subject to oversight by the funds’ Board of Trustees, to oversee the funds’ subadvisers and recommend their hiring, termination and replacement.
Except as noted below, the funds and VIA have received shareholder approval to rely on an exemptive order and additional exemptive relief from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action.

Virtus Mutual Funds	141

In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to VIA and the subadvisory fees paid by VIA to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by VIA to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually. Virtus AllianzGI Small-Cap Fund and Virtus AllianzGI Water Fund continue to solicit the above-mentioned approvals from shareholders as of the date hereof, though there is no assurance that they will succeed.
Portfolio Management
The following individuals are jointly and primarily responsible for the day-to-day
management of the funds’ portfolios.
AllianzGI

Virtus AllianzGI Convertible Fund	Douglas G. Forsyth, CFA (since 1994) Justin Kass, CFA (since 2003)
Virtus AllianzGI Core Plus Bond Fund	Carl W. Pappo, Jr., CFA Stephen J. Sheehan, CFA Michael W. Zazzarino (all since the fund’s inception in 2018)
Virtus AllianzGI Emerging Markets Consumer Fund	Kunal Ghosh Lu Yu, CFA, CIPM (both since the fund’s inception in 2014)
Virtus AllianzGI Global Allocation Fund	Heather Bergman, Ph.D. (since 2017) Michael Heldmann (since 2020) Claudio Marsala (since 2021) Carl W. Pappo, Jr., CFA (since 2019) Paul Pietranico, CFA (since 2009)
Virtus AllianzGI Global Dynamic Allocation Fund
Michael Heldmann, CFA (since 2016)
Mikhail Krayzler, Ph.D. (since 2020)
Claudio Marsala (since 2015)
Carl W. Pappo, Jr., CFA (since 2019)
Paul Pietranico, CFA (since 2016)
Thorsten Winkelmann (since 2020)

Virtus AllianzGI Global Sustainability Fund	Robbie Miles, CFA (since March 2021) Gunnar Miller (since March 2021)
Virtus AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA (since 1996) David J. Oberto (since 2017) William L. Stickney (since 1999)
Virtus AllianzGI International Small-Cap Fund
Heinrich Ey, CFA, DVFA/CEFA (since 2016)
Bjoern Mehrmann (since 2012)
Koji Nakatsuka, CFA, CMA (since 2012)
Andrew Neville (since 2012)
Miguel Pohl, CFA (since 2018)
Stuart Winchester, CFA (since 2020)

Virtus AllianzGI Preferred Securities and Income Fund	Carl W. Pappo, Jr., CFA Willow B. Piersol, CFA (both since the fund’s inception in 2018)
Virtus AllianzGI Short Duration High Income Fund	James Dudnick, CFA (since 2014) Douglas G. Forsyth, CFA (since 2013) Steven Gish, CFA (since 2014)
Virtus AllianzGI Water Fund	Andreas Fruschki, CFA (since 2008)
Heather Bergman, Ph.D.
Ms. Bergman is a portfolio manager and a director with Allianz Global Investors, which she joined in 2011. As a member of the Multi Asset US team, she manages the investment functions around the 529 portfolios, including monitoring the portfolios and the underlying managers

142	Virtus Mutual Funds

driving the portfolio-update process. She has 13 years of investment industry experience. Ms. Bergman previously taught at UCLA. Before that, she was an analyst at a global hedge fund. Ms. Bergman has a B.A. from Georgetown University, an M.A. from Columbia University and a Ph.D. in political economy from the University of California, Los Angeles
James Dudnick, CFA.
Mr. Dudnick is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio management and research responsibilities for the Short Duration High Income team. Mr. Dudnick has 19 years of investment industry experience. He was previously a financial professional at Merrill Lynch, working with both individual and institutional clients. Before that, he worked at Goldman Sachs as a financial analyst in the investment management division, where he conducted research and executed trades. Mr. Dudnick has a B.B.A. with high distinction in business administration from the University of Michigan Business School. He is a CFA charterholder.
Heinrich Ey, CFA, DVFA/CEFA.
Mr. Ey is a portfolio manager,
Co-CIO
European Mid/Small Cap and a director with Allianz Global Investors, which he joined in 1995. As a member of the European Mid/Small Cap team, he is responsible for global small cap and international small cap equity mandates. Mr. Ey has 26 years of investment-industry experience. Earlier in his career, he was Global Head of Telemedia; a telecommunications and media analyst; a manager of European institutional and retail funds; and a trader for equity, fixed-income and derivative products. Mr. Ey has an M.B.A. from Baden-Wuerttemberg Cooperative State University Karlsruhe, Germany. He is a CFA charterholder and holds the DVFA/Certified European Financial Analyst designation.
Douglas G. Forsyth, CFA.
Mr. Forsyth is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s US High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s US Convertible strategy in 1998. Mr. Forsyth has been managing collateralized loan obligation (CLO) portfolios since 2006 and has been the lead portfolio manager on the Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end
and
closed-end
mutual funds and provides oversight for the US Short Duration High Income strategy. He has 28 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.
Andreas Fruschki, CFA.
Mr. Fruschki is a portfolio manager and Head of Global Thematic Equity with Allianz Global Investors, which he joined in 2005. Mr. Fruschki has 14 years of investment-industry experience, including running the European Equity Research Department of AllianzGI. He previously held various legal positions in Berlin and also worked as a consultant in the corporate-finance practice at PricewaterhouseCoopers in Hamburg, Germany. Mr. Fruschki has an M.B.A., focused on investment management, from the University of Western Sydney. He also has a law degree from Humboldt University, Berlin, and passed his judicial bar exam in 2004. Mr. Fruschki is a CFA charterholder.
Kunal Ghosh.
Mr. Ghosh is a lead and senior portfolio manager and a managing director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has 17 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.
Steven Gish, CFA.
Mr. Gish is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio management and research responsibilities on the Short Duration High Income team. Mr. Gish has 24 years of investment industry experience. He was previously a

Virtus Mutual Funds	143

senior research analyst with Roth Capital Partners; before that, he worked in credit at a division of Deutsche Bank Group. Mr. Gish has a B.A. from the University of New Mexico and an M.B.A. from the University of Colorado. He is a CFA charterholder.
Michael Heldmann, CFA.
Mr. Heldmann is a senior portfolio manager, Head of Best Styles North America and a managing director with Allianz Global Investors, which he joined in 2007. He is responsible for developing the Best Styles US Equity team while building on its research capabilities. Mr. Heldmann previously managed Best Styles Emerging Markets and Best Styles Europe Equity products. He has 12 years of investment-industry experience. Before joining the firm, Mr. Heldmann worked for the international laboratory CERN in Geneva, Switzerland, as a particle physics researcher. He has a Master’s degree in physics from the University of Mainz, Germany, and a Ph.D. from the University of Freiburg, Germany. Mr. Heldmann is a CFA charterholder.
Justin Kass, CFA.
Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day
portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end
and
open-end
mutual funds. Previous to joining the firm, Mr. Kass interned on the Income & Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 22 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.
Mikhail Krayzler, Ph.D.
Mr. Krayzler is a portfolio manager and director with Allianz Global Investors, which he joined in 2009. As a member of the Multi Asset US team, he is primarily responsible for managing and researching liquid alternative strategies. Mr. Krayzler has longstanding experience in derivatives and quantitative finance both in industry and academia. He has 11 years of investment industry experience. Mr. Krayzler has a Ph.D. in mathematical finance from Technical University of Munich, a M.Sc. in finance and information management from Technical University of Munich and a B.Sc. in applied mathematics and informatics from Nizhny Novgorod State Technical University.
Claudio Marsala.
Mr. Marsala is a portfolio manager, director and Head of Multi Asset US with Allianz Global Investors, which he joined in 2001. He is responsible for overseeing the investment process, performance and management for the Multi Asset US and Global Multi Asset Alternatives teams. As a member of the Global Multi Asset R&D team, he also actively contributes to research on systematic alpha strategies. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. He has 18 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.
Bjoern Mehrmann.
Mr. Mehrmann is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. He is a member of the European & German Mid/Small Caps team. Mr. Mehrmann has 18 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master´s in business administration from EBS International University Schloss Reichartshausen, Germany.
Robbie Miles, CFA.
Mr. Miles is a co-lead portfolio manager, and a vice president with Allianz Global Investors, which he joined in 2014. He co-manages the Food Security strategy; and is a member of the Global Thematic team where he researches and develops investment themes globally, with a specific focus on themes aligned to SDGs and other societal goals. Robbie was previously an ESG analyst for the company for 6 years in San Francisco and London. Before joining Allianz Global Investors, he qualified as a Chartered Accountant with PwC. Robbie has a first class degree in Environment & Business from the University of Leeds. He is a CFA charterholder.
Gunnar Miller.
Mr. Miller is Global Director of Research, and has served as Global Head of Equity Research, Head of Equity Research Europe and Sector Team Head/Research Analyst for European

144	Virtus Mutual Funds

Technology at Allianz Global Investors and has over 30 years of investment research experience. In his role as Director of Research, Gunnar has been instrumental in integrating the analysis of Environmental, Social and Governance factors across the investment platform. He also co-manages the Allianz Thematica fund. He joined the firm in 2003. Prior to this, he spent one year as an analyst covering European semiconductors in Frankfurt and four years in New York covering U.S. semiconductor equipment for Goldman Sachs, before which he spent eight years as an analyst covering U.S. semiconductor equipment and electronics distribution at Paine Webber and Kidder Peabody, and three years as a financial analyst. He ranked number one in the annual U.S. Institutional Investor poll from 1996 through 2001 after placing second in 1995, and top four in the annual Greenwich Associates buy-side poll from 1994 through 2001. He graduated Phi Beta Kappa with a B.A. (Magna Cum Laude) in Economics from Lehigh University in 1987. He has also served as a member of the board of directors of the DVFA Society of Investment Professionals in Germany, chairman of the Corporate Reporting Users’ Forum (CRUF) Germany, as a board member of XBRL International Inc. (XII), and on the Accounting Council of the UK Financial Reporting Council (FRC).
Koji Nakatsuka, CFA, CMA.
Mr. Nakatsuka, CFA, CMA, is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has 20 years of investment-industry experience. Mr. Nakatsuka previously managed a mid/small-cap
investment trust at Goldman Sachs Asset Management. Before that, he was at Schroder Investment Management Japan as an equity analyst for mid/small caps. Mr. Nakatsuka has a B.A. in law from Sophia University.
Andrew Neville.
Mr. Neville is a portfolio manager and a director with Allianz Global Investors, which he joined in 2004. He is a member of the European & German Mid/Small Caps team. Mr. Neville has 21 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.
David J. Oberto.
Mr. Oberto is a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end
and
open-end
mutual funds. He has 17 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.
Carl W. Pappo, Jr., CFA.
Mr. Pappo is CIO US Fixed Income and a managing director with Allianz Global Investors, which he joined in 2017. As the leader of the US Fixed Income team, his responsibilities include chairing the core strategy team (which sets portfolio risk allocations) and acting as lead portfolio manager for a number of strategies. He is also a member of the firm’s US Executive Committee. Mr. Pappo has 26 years of investment industry experience. Mr. Pappo previously worked at Columbia Threadneedle Investments, where he was head of the core fixed-income team; earlier at the firm, he led the credit team and the investment grade research team. Before that, Mr. Pappo worked at Fleet Investment Advisors where he managed taxable fixed-income funds and institutional portfolios. He began his career as a corporate bond trader. Mr. Pappo has a B.S. in accounting from Babson College. He is a CFA charterholder.
Willow B. Piersol, CFA.
Ms. Piersol is a portfolio manager, a senior analyst and a director with Allianz Global Investors, which she joined in 2017. As a member of the US Fixed Income team and a credit sector specialist, her responsibilities include portfolio management and corporate credit research. Ms. Piersol has 21 years of investment-industry experience. She was previously a senior corporate credit analyst at Columbia Threadneedle Investments. Before that, Ms. Piersol was a credit analyst and senior portfolio analyst at Putnam Investments; she was also a fixed-income analyst, trader and a fund manager at BankBoston. Ms. Piersol has a B.A. and an M.A. from Boston University. She is a CFA charterholder.

Virtus Mutual Funds	145

Paul Pietranico, CFA.
Mr. Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset-allocation portfolios, including 529 college-savings plans. Mr. Pietranico has 24 years of investment-industry experience. He previously worked at Charles Schwab & Co., focusing on research related to portfolio simulation, optimization and construction; asset allocation; retirement planning; and investment-manager due diligence. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.
Miguel Pohl, CFA.
Mr. Pohl is a portfolio manager and a director with Allianz Global Investors, which he joined in 2013. He is head of the Insurance Dedicated Small Caps team; his coverage focuses on small- and micro-cap
companies in various sectors. Earlier in his career at the firm, Mr. Pohl was Head of Research for Allianz Aequitas and an analyst for Allianz SE. He has 17 years of investment-industry experience. Mr. Pohl has a diploma in business administration from the University of Münster, Germany, and studied accounting and finance at The University of Manchester, UK. Mr. Pohl is a CFA charterholder.
Stephen J. Sheehan, CFA.
Mr. Sheehan is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2017. As a member of the US Fixed Income team and a credit sector specialist, his responsibilities include portfolio management, corporate credit research and trading. Mr. Sheehan has nine years of investment-industry experience. He previously worked at Columbia Threadneedle Investments, where he had portfolio management, research and trading roles; during this time he managed a range of intermediate and long-term fixed-income portfolios. Mr. Sheehan has an A.B. in economics from Harvard College. He is a CFA charterholder.
William L. Stickney.
Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. Mr. Stickney has been a portfolio manager for the firm’s US High Yield Bond strategy since 1999 and a lead portfolio manager for the team’s leveraged loan strategies, including collateralized loan obligation (CLO) portfolios since 2006. In addition, he is responsible for managing multiple closed-end
and
open-end
mutual funds. He has 31 years of investment industry experience. Mr. Stickney was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. in finance from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.
Stuart Winchester, CFA.
Mr. Winchester is a senior portfolio manager and a managing director with Allianz Global Investors, which he joined in 1992. He is a member of the Asia Pacific investment team and is responsible for the firm’s Hong Kong mandates in global equity and balanced funds. Mr. Winchester also manages the equity portion of absolute-return funds and manages Oriental Income, a total-return fund investing in the Asia-Pacific region. He has more than 30 years of investment-industry experience. Mr. Winchester previously worked at Wood Gundy in Japan before transferring to Indonesia to run an affiliate joint-venture merchant bank. He has a master’s degree in international management from the American Graduate School of International Management. Mr. Winchester is a CFA charterholder.
Thorsten Winkelmann.
Mr. Winkelmann is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 2001. He is a member of the Growth Equity EU team. Mr. Winkelmann was previously a portfolio manager with the European Equity Core team and the Multi-Asset team. He has 23 years of investment industry experience. Mr. Winkelmann has a Master’s degree in economics from the University of Bonn.
Lu Yu, CFA, CIPM.
Ms. Yu, CFA, CIPM, is a portfolio manager and a managing director with Allianz Global Investors, which she joined in 2003. She has portfolio-management and research responsibilities for the Systematic team. Ms. Yu has 17 years of investment-industry experience. She was previously a risk analyst for Provident Advisors LLC. Ms. Yu has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore. She holds the CFA and CIPM designations.

146	Virtus Mutual Funds

Michael W. Zazzarino.
Mr. Zazzarino is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2017. As a member of the US Fixed Income team and a structured specialist, his responsibilities include portfolio management, structured research and trading. Mr. Zazzarino has 30 years of investment-industry experience. He was previously a portfolio manager at Columbia Threadneedle Investments; he was also lead strategist of structured products for the core fixed-income team at the firm. Before that, Mr. Zazzarino was a senior portfolio manager at US Trust, and a portfolio manager, analyst and trader at both Brown Brothers Harriman and Eastbridge Capital. He has a B.S. in mechanical engineering from Lafayette College and an M.B.A. in finance from Columbia Business School.
NFJ

Virtus NFJ Emerging Markets Value Fund	R. Burns McKinney, CFA (since 2012) John R. Mowrey, CFA (since 2013) Thomas W. Oliver, CFA, CPA (since 2012) J. Garth Reilly (since 2018)
R. Burns McKinney, CFA.
Mr. McKinney, CFA, is a portfolio manager, an analyst and a managing director with Allianz Global Investors. As a member of the Value Equity US Team, he is the product team co-lead
for the Dividend Value strategy. Mr. McKinney has 23 years of investment-industry experience. Before joining the firm in 2006, he was an equity analyst at Evergreen Investments, an investment-banking analyst at Alex. Brown & Sons, a vice president in equity research at Merrill Lynch and an equity analyst at Morgan Stanley. Mr. McKinney has a B.A. from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania. He is a CFA charterholder.
John R. Mowrey, CFA.
Mr. Mowrey, CFA, is a portfolio manager, an analyst, a managing director and a CIO Value Equity US team with Allianz Global Investors. He is the product team co-lead
for the
Small-Cap
Value,
Mid-Cap
Value and Emerging Markets Value strategies. Mr. Mowrey joined the firm in 2007 as a quantitative-research assistant and product specialist. He has 13 years of investment-industry experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University. He is a CFA charterholder.
Thomas W. Oliver, CFA, CPA.
Mr. Oliver, CFA, CPA, is a portfolio manager, an analyst and a managing director with Allianz Global Investors. As a member of the Value Equity US team, he is the product team co-lead
for the Dividend Value and
Large-Cap
Value strategies. Mr. Oliver has 24 years of investment-industry experience. Before joining the firm in 2005, he was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. Mr. Oliver has a B.B.A. and an M.B.A. from the University of Texas. He is a CFA charterholder and certified public accountant.
J. Garth Reilly.
Mr. Reilly is a portfolio manager, an analyst and a vice president with Allianz Global Investors. As a member of the Value Equity US team, he is the product team co-lead
for the Emerging Markets Value and International Value strategies. Mr. Reilly has 14 years of investment-industry experience. Before joining the firm in 2005, he was an intern at Luther King Capital Management and Citigroup Alternative Investments. Mr. Reilly has a B.A. in political economy from Princeton University and an M.B.A. from Southern Methodist University.
Please refer to the SAI for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

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Additional Risks Associated with Investment Techniques and Fund Operations

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, certain of the funds may engage in additional investment techniques that present additional risks to the fund. The information below the chart describes the additional investment techniques and their risks. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.
Common Stocks and Other Equity Securities
Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects.
To the extent that a fund focuses its investments on equity securities issued by dividend paying companies, fund performance may lag behind that of funds that do not place emphasis on dividends. During periods of market advance, dividend paying companies typically experience lower levels of earnings growth and/or capital appreciation than non-dividend
paying companies. Furthermore, the dividend payments may vary over time, and there is no guarantee that a company will maintain any minimum level of dividend payments or pay a dividend at all.
Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to

148	Virtus Mutual Funds

different degrees. A fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under
“Non-U.S.
Securities” below.
Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.
Companies with Smaller Market Capitalizations
Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter
market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. Companies with medium-sized
market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.
Credit Risk Transfer Securities
Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.
Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event

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that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario.
Each fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs.
The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other GSEs or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the fund is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the fund or its service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
Initial Public Offerings
The funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

150	Virtus Mutual Funds

Industry Focus
Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” above.
Health Sciences-Related Sector
. Funds that focus their investments in the health sciences-related sector will be subject to risks particular to that sector, including those of the following related industries.
The healthcare industry can be significantly affected by such factors as government regulation and reimbursement levels, changes in government subsidies, government approval of products and services that could have a significant effect on price and availability and rising costs of medical products and services. Changes in government and private payment systems, such as increased use of managed-care arrangements also affect the volatility of the industry. A healthcare company’s valuation is often based largely on potential and actual performance of a limited number of products.
The biotechnology industry can be significantly affected by rapid obsolescence of products, intense competition, patent expirations, risks associated with new regulations and changes to existing regulations. Other risks include dramatic fluctuation of economic prospects and share prices of biotechnology companies due to changes in the regulatory or completive environments and lengthy application processes and testing procedures for products.
The medical equipment, systems and delivery industry is significantly affected by patent considerations, rapid technological change and obsolescence, extensive government regulation and government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure and an emphasis on outpatient services.
The healthy-lifestyle industry can be significantly affected by the potential and actual performance of a limited number of products and services.
Technology Sector
. Funds that focus their investments in the technology sector will be subject to risks particular to that sector such as the risks of short product cycles of equipment, products and services, accelerated rates of product change and development, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, patent and other intellectual property considerations. Technology companies are also affected by the risk that new equipment, products and services will not be commercially successful, or will become rapidly obsolete.
LIBOR
The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse

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impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the funds, issuers of instruments in which the funds invest, and the financial markets generally.
Operational
An investment in the fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the fund. While the fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the fund.
Non-U.S.
Securities
The funds may invest in
non-U.S.
securities.
Non-U.S.
securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies);
non-U.S.
equity securities as designated by commonly-recognized market data services; U.S. dollar- or
non-U.S.
currency-denominated corporate debt securities of
non-U.S.
issuers; securities of U.S. issuers traded principally in
non-U.S.
markets;
non-U.S.
bank obligations; U.S.
dollar-or
non-U.S.
currency-denominated obligations of
non-U.S.
governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in
non-U.S.
securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in
“non-U.S.
securities” for a fund, the subadviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or
non-U.S.
For more information about how the subadviser may define
non-U.S.
securities for purposes of a fund’s asset tests and investment restrictions, see the fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For more information about how the subadviser may determine whether an issuer is located in a particular country, see “Location of Issuers” below.
The funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a
non-U.S.
issuer, and are publicly traded on exchanges or
over-the-counter
in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a fund to credit and counterparty risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.
Investing in
non-U.S.
securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on
non-U.S.
portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or

152	Virtus Mutual Funds

exchange control regulations; market disruption; the possibility of security suspensions; and political instability. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of US public companies, for example, is unable to inspect audit work papers in certain foreign countries. Additionally, investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Individual
non-U.S.
economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with
non-U.S.
securities markets may change independently of each other. Also,
non-U.S.
securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes.
Non-U.S.
securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in
non-U.S.
securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of
non-U.S.
countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a fund.
Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which global asset managers such as Allianz Global Investors, an affiliate of AllianzGI U.S., acquire investment research. Notably, investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although the subadviser and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: the subadviser seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; the subadviser seeks to use brokers based in the European Union; and/or the subadviser or the Trust make use of advisory personnel who are subject to European Union regulation.
Emerging Market Securities
Each of the funds that may invest in
non-U.S.
securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the subadviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. To the extent a fund is subject to maximum percentage limitations on investments in emerging market securities, the fund calculates those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the subadviser may determine whether an issuer is “located in” a particular country, see “Location of Issuers” below. To the extent a fund has a policy to invest a minimum percentage of its assets in emerging market securities, it may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular fund’s measure of such a minimum investment policy, see the fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States.

Virtus Mutual Funds	153

These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign Currencies
A fund that invests directly in foreign
(non-U.S.)
currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or
non-U.S.
governments or central banks, or by currency controls or political developments. Currencies in which the funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the funds.
Foreign Currency Transactions. The funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a fund if the value of the hedged currency increases. A fund may enter into these contracts to hedge against foreign exchange risk arising from the fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there

154	Virtus Mutual Funds

can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the fund’s portfolio manager(s).
Derivatives
Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The subadviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
Examples of derivative instruments that the funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.
A fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the funds.
Management Risk
. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit
and
Counterparty
Risk
. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

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Liquidity
Risk
. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leveraging
Risk
. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the Adviser in accordance with Rule
22e-4
under the 1940 Act (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. In accordance with the 1940 Act restrictions on “senior securities” and SEC staff interpretations on potential leverage through derivatives, a fund that engages in derivatives trading routinely segregates liquid assets and/or “covers” its derivatives positions, as described in more detail in “Derivative Instruments” in the SAI. While one purpose of segregation and coverage is to mitigate the downside risks of leverage, these practices do not eliminate such risks and cannot prevent a fund from incurring losses (including significant reductions in NAV) as a result of investing in derivatives. Leveraging risk may be especially applicable to funds that may write uncovered (or “naked”) options.
Lack
of
Availability
. Because the markets for certain derivative instruments (including markets located in
non-U.S.
countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a fund may wish to retain the fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market
and
Other
Risks
. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

156	Virtus Mutual Funds

From time to time, a fund may use participatory notes
(“P-Notes”)
to gain exposure to issuers in certain countries.
P-Notes
are a type of equity-linked derivative that generally are traded over-the-counter
and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with
non-U.S.-based
brokerage firms buy securities listed on certain foreign exchanges and then issue
P-Notes
which are designed to replicate the performance of certain issuers and markets. The performance results of
P-Notes
will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a
P-Note
that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a
P-Note
typically does not receive voting or other rights as it would if it directly owned the underlying security, and
P-Notes
present similar risks to investing directly in the underlying security.
Additionally,
P-Notes
entail the same risks as other
over-the-counter
derivatives. These include the risk that the counterparty or issuer of the
P-Note
may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while
P-Notes
may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a
P-Note
will be willing to repurchase such instrument when a fund wishes to sell it.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Equity-Related Instruments
Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a fund invests in equity-related instruments whose return corresponds to the performance of a
non-U.S.
securities index or one or more
non-U.S.
equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in
non-U.S.
securities. See
“Non-U.S.
Securities” above. In addition, a fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a fund’s restrictions on investments in illiquid securities.
Defensive Strategies
In response to adverse market, economic, political or other conditions, the funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The funds may not achieve their investment objectives when they do so. Each of the funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay fund expenses and to meet redemption requests.

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Fixed Income Securities
As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and
non-U.S.
issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of
non-U.S.
governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government Securities and other government securities remain subject to the risks associated with downgrade or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the funds may invest in derivatives based on fixed income securities. Although most of the funds focus on equity and related investments, the funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.
Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point and the price of a bond fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point. Certain fixed-income funds can have “negative” duration profiles (which may be achieved through the use of derivatives or other means), meaning they tend to increase in value in response to an increase in interest rates. For these funds, a 1% increase in interest rates would tend to correspond to a 1% increase in value for every year of negative duration. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.
High Yield Securities
Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Global Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities

158	Virtus Mutual Funds

deemed by the subadviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a fund may lose its entire investment.
Credit Ratings and Unrated Securities
A fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The subadviser does not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.
The funds may purchase unrated securities (which are not rated by a rating agency) if the subadviser determines that the security is of comparable quality to a rated security that the funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the subadviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a fund invests a significant portion of assets in high yield securities and/or unrated securities, the fund’s success in achieving its investment objective may depend more heavily on the subadviser’s creditworthiness analysis than if the fund invested exclusively in higher-quality and rated securities.
Private Placement and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the Securities Act of 1933 (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law. In addition to the general risks to which all securities are subject, securities acquired by a fund in a private placement are generally subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, a fund may be unable to dispose of such securities when it desires to do so, or at a favorable time or price. Private placements may also present valuation risks. Private placement securities include Rule 144A securities, which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities. Private placement securities may be deemed illiquid and thus may be subject to each fund’s limitation on illiquid investments, although the funds may determine that certain private placement securities are liquid in accordance with Rule
22e-4
under the 1940 Act. See “Illiquid Securities” below.

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Variable and Floating Rate Securities
Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Certain of a fund’s investments, including variable- and floating-rate securities, may require the fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.
Convertible Securities
Convertible securities are generally bonds, debentures, notes, preferred securities, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible
debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible
fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a fund may be forced to convert a security before it would otherwise choose, which may decrease the fund’s return.
Synthetic Convertible Securities
. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible,
income-producing securities such as bonds, preferred securities and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other

160	Virtus Mutual Funds

financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”
Securities Lending
The fund may loan portfolio securities with a value up to
one-third
of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
Short Sales
Each fund may make use of short sales for investment and risk management purposes, including when the subadviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the fund’s portfolio. Short sales are transactions in which a fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market
daily. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Short sales expose a fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the fund. A short sale is “against the box” if a fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A fund may engage in short sales that are not “against the box,” which involve additional risks. A fund’s loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position. A fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. It is possible that a fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the fund. In addition, a fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the

Virtus Mutual Funds	161

market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a fund to the extent that it utilizes short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. See “Summary of Principal Risks—Credit and Counterparty Risk.” The SEC and other (including
non-U.S.)
regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
In certain market and regulatory environments, a fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with
In certain market and regulatory environments, a fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to cover these positions.
Repurchase Agreements
Each fund may enter into repurchase agreements, in which the fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

162	Virtus Mutual Funds

Reverse Repurchase Agreements and Other Borrowings
Each fund may enter into reverse repurchase agreements and dollar rolls, subject to a fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A fund will segregate assets determined to be liquid by the subadviser in accordance with Rule
22e-4
under the 1940 Act to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.
Each fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the fund currently described in this Prospectus or in the Statement of Additional Information.
In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the funds may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised
by the Adviser or its affiliates.
Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a fund. See “Summary of Principal Risks—Leveraging Risk.”
Illiquid Securities
A fund may not purchase or otherwise acquire any illiquid securities if, immediately after the acquisition, the value of illiquid securities held by such fund would exceed 15% of the fund’s net assets. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The subadviser may be subject to significant delays in disposing of illiquid securities held by the fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This generally includes securities that are unregistered, such as securities issued pursuant to Rule 144A under the Securities Act, or that are otherwise exempt from registration under the Securities Act, such as commercial paper. If any fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule
30b1-10
under the 1940 Act, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.
REITs and Real Estate-Related Investments
The funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

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To the extent that a fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or REOCs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of such REITs and REOCs. A fund’s investments in REITs could cause the fund to recognize income in excess of cash received from those securities and, as a result, the fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.
Investment in Other Investment Companies
Each fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a fund may indirectly bear service and other fees which are in addition to the fees the fund pays its service providers. To the extent the estimated fees and expenses of a fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the funds may invest in shares of investment companies (including money market mutual funds) advised or sub-advised
by the Adviser or its affiliates.
Portfolio Turnover
The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” Each fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a fund employing a written call option strategy or similar strategy may increase to the extent that the fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a fund’s after-tax
returns. The trading costs associated with

164	Virtus Mutual Funds

portfolio turnover may adversely affect a fund’s performance. Funds that contract with new sub-advisers
and/or adopt investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such fund. These and other funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.
U.S. and Foreign Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.
Changes in Investment Objectives and Policies
The investment objective of each of the funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the funds may be changed by the Board of Trustees without shareholder approval. In addition, each fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
Each of the Virtus AllianzGI Convertible, Virtus AllianzGI Core Plus Bond, Virtus AllianzGI Emerging Markets Consumer, Virtus AllianzGI High Yield Bond, Virtus AllianzGI International
Small-Cap,
Virtus NFJ Emerging Markets Value, Virtus AllianzGI Preferred Securities and Income, Virtus AllianzGI Short Duration High Income, and Virtus AllianzGI Water Funds has adopted an 80% investment policy under Rule
35d-1
under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each fund’s respective Fund Summary unless such fund provides shareholders with the notice required by Rule
35d-1,
as it may be amended or interpreted by the SEC from time to time.
New and
Smaller-Sized
Funds
In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer funds and smaller-sized
funds (including funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the funds’ size, have a disproportionate impact on the funds’ performance results. Such funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.
Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure
Unless otherwise stated, all market capitalization criteria and percentage limitations on fund investments listed in this Prospectus will apply at the time of investment. A fund would not violate these limitations

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unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the funds’ investments refer to total assets. Unless otherwise stated, if a fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives (based on either notional or mark-to-market
value depending on the instrument and circumstances), placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents. Certain funds are subject to market capitalization criteria or similar criteria, such as policies adopted pursuant to Rule
35d-1
under the 1940 Act, that are tied to specific securities indices (“reference indices”). When a reference index is periodically rebalanced or reconstituted, a fund may require a reasonable time period to align its investment portfolio with any new market capitalization or other criteria that result from changes to the reference index.
Location of Issuers
A fund’s policies may be determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the subadviser will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The subadviser may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the subadviser to determine that an issuer is in a particular country.
Other Investments and Techniques
The funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the funds to additional risks. Certain funds may make use of GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of AllianzGI U.S. Research, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including applicable funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the funds.
Certain Affiliations
Absent an exemption from the SEC or other regulatory relief, the funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the funds or the subadviser. The funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the funds’ ability to engage in securities transactions and take advantage of market opportunities.
Additional Information
The Board of Trustees of the Trust oversees generally the operations of the funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the funds’ investment adviser, custodian, transfer agent, and accountants, who provide services to the funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those

166	Virtus Mutual Funds

contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.

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Pricing of Fund Shares

How is the Share Price determined?
Each fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.
Assets:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
For each of the Virtus AllianzGI Global Allocation Fund and the Virtus AllianzGI Dynamic Global Allocation Fund, the fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued as of the close of regular trading on the NYSE each business day. To determine NAV, the fund and each underlying mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds or directly by the funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities held by the underlying affiliated mutual funds or directly by the funds are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Securities held by any underlying unaffiliated mutual funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds.
As required, some securities and assets held by any underlying affiliated mutual funds or directly by the funds are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV.
Liabilities:
Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value (NAV):
The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of each fund is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

168	Virtus Mutual Funds

How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain
non-U.S.
securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that
non-U.S.
markets close (where the security is principally traded) and the time that a fund calculates its NAV at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these
non-U.S.
markets. In such cases, the funds fair value
non-U.S.
securities using an independent pricing service which considers the correlation of the trading patterns of the
non-U.S.
security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain
non-U.S.
common stocks may occur on a frequent basis.
The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV;

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investments received by the funds’ authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.
Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.
What are the classes and how do they differ?
Each fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule
12b-1
of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees (“Rule
12b-1
Fees”) for the sale of their shares and for services provided to shareholders.
The Rule
12b-1
Fees for each class of each fund are as follows:

Fund	Class A	Class C	Institutional	Class R6	Class P	Administrative
Virtus AllianzGI Convertible Fund	0.25%	1.00%	None	—	None	0.25%
Virtus AllianzGI Core Plus Bond Fund	—	—	None	None	None	—
Virtus AllianzGI Emerging Markets Consumer Fund	0.25%	—	None	—	—	—
Virtus NFJ Emerging Markets Value Fund	0.25%	1.00%	None	—	None	—
Virtus AllianzGI Global Allocation Fund	0.25%	1.00%	None	None	None	0.25%
Virtus AllianzGI Global Dynamic Allocation Fund	0.25%	1.00%	None	None	None	0.25%
Virtus AllianzGI Global Sustainability Fund	0.25%	—	None	—	None	—
Virtus AllianzGI High Yield Bond Fund	0.25%	0.90%	None	None	None	0.25%
Virtus AllianzGI International Small-Cap Fund	0.25%	1.00%	None	None	None	—
Virtus AllianzGI Preferred Securities and Income Fund	—	—	None	None	None	—
Virtus AllianzGI Short Duration High Income Fund	0.25%	0.50%	None	None	None	—
Virtus AllianzGI Water Fund	0.25%	1.00%	None	—	None	—
Service Fees—Class P Shares.
The Trust has adopted an Administrative Services Plan for Class P shares of the funds. The Plan allows a fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a fund to

170	Virtus Mutual Funds

make service fee payments at an annual rate of up to 0.10% of the fund’s average daily net assets attributable to its Class P shares. Because these fees are paid out of a fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.
To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs,
etc.) and those of your spouse, domestic partner, children and minor grandchildren.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.
Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Mutual Funds by calling toll-free
800-243-1574.
Class A Shares (all funds).
If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following: for Virtus AllianzGI High Yield Bond Fund, 3.75% of the offering price, Virtus AllianzGI Short Duration High Income Fund, 2.25% of the offering price, for all other funds,

Virtus Mutual Funds	171

5.50% of the offering price. The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” and “Class A Sales Charge Reductions and Waivers” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, with respect to all funds other than Virtus AllianzGI Short Duration High Income Fund and Virtus AllianzGI High Yield Bond Fund, you may pay a 1% contingent deferred sales charge (“CDSC”) on certain redemptions of purchases of $1,000,000 or more of Class A Shares within 18 months of a finder’s fee being paid on such shares. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. With respect to Virtus AllianzGI Short Duration High Income Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. With respect to Virtus AllianzGI High Yield Bond Fund, you may pay a 0.50% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Distributor may pay broker-dealers a finder’s fee for Class A Share purchases in excess $1 million. The
12-
or
18-month
period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares. If you transact in Class A Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class C Shares (all funds).
If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. The full amount of your purchase payment is invested initially. If you sell your Class C Shares within the first year after they are purchased, you will normally pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) For Virtus AllianzGI High Yield Bond Fund, the distribution and services fees are 0.90%. Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares, therefore Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders. Effective March 1, 2021 (the “Class C Conversion Date”), with certain exceptions, all Class C Shares of a fund that were purchased eight years or more prior to the Class C Conversion Date will automatically convert to Class A Shares of the same fund. After the Class C Conversion Date, all Class C Shares of a fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same fund on or about the first business day of the month following the eight-year anniversary of purchase. If an investor intends to purchase greater than $999,999 of Class C shares, (except of the Virtus AllianzGI Short Duration High Income Fund), and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. If an investor intends to purchase greater than $249,999 of Class C shares of the Virtus AllianzGI Short Duration High Income Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Institutional Class
 Shares (all funds).
Institutional Class Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Institutional Class Shares through a no-load
network or platform. Such clients may include pension and profit

172	Virtus Mutual Funds

sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end
funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class Shares. If you transact in Institutional Class Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class R6 Shares (
all funds other than Virtus AllianzGI Convertible Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus NFJ Emerging Markets Value Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund and Virtus AllianzGI Water Fund).
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer
agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based
investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and
(vii) non-qualified
deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end
funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to the fund’s discretion. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares. If you transact in Class R6 Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Initial Sales Charge Alternative—Class
 A Shares.
The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).

Virtus Mutual Funds	173

Sales Charge you may pay to purchase Class A Shares
Virtus AllianzGI High Yield Bond Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
$0–$49,999	3.90%	3.75%
$50,000–$99,999	3.90%	3.50%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000-$3,000,000	0.00%	0.00%
$3,000,000+	0.00%	0.00%
Virtus AllianzGI Short Duration High Income Fund

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
$0–$99,999	2.25%	2.30%
$100,000-$249,999	1.25%	1.27%
$250,000-$2,999,999	0.00%	0.00%
$3,000,000+	0.00%	0.00%
All Other Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
$0–$49,999	5.50%	5.82%
$50,000–$99,999	4.50%	4.71%
$100,000–$249,999	3.50%	3.63%
$250,000–$499,999	2.50%	2.56%
$500,000–$999,999	2.00%	2.04%
$1,000,000+	0.00%	0.00%
Each fund receives the entire NAV of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

174	Virtus Mutual Funds

Class A Sales Charge Reductions and Waivers
Investors may qualify for reduced or no initial
(front-end)
sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.
Combination Purchase Privilege.
Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent.
If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made by the same person within a
13-month
period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding
arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation.
The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares.
If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations.
Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Virtus Mutual Funds	175

Account Reinstatement Privilege.
Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value.
In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the fund:

(a)	Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(b)	Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable fund’s Adviser, subadviser or Distributor;

(c)	Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(d)	Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(e)	Any qualified retirement plan exclusively for persons described above;

(f)	Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(g)	Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(h)	Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(i)
Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(j)
Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(k)	Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(l)	Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(m)
Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(n)
Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or
closed-end
fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

176	Virtus Mutual Funds

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(o)
Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker- dealers offering various sales load waivers);

(p)
Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(q)
Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”)), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(r)
Clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers.) Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

CDSC you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares. The CDSC of 1.00% may be imposed on redemptions within 18 months of a finder’s fee being paid. CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The
18-month
period, as applicable, begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.
Deferred Sales Charge Alternative—Class C Shares
Class C Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00%. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. For Class C Shares, the date of purchase will be used to calculate the number of shares owned and time period held.
With certain exceptions, on the Class C Conversion Date, all Class C Shares of a fund, and any reinvested dividends and other distributions paid on such shares, that were purchased eight years or more prior to the Class C Conversion Date will automatically convert to Class A Shares of the same fund. After the Class C Conversion Date, all Class C Shares of a fund will automatically convert to Class A shares of the same fund after the eight- year anniversary of purchase, thus reducing future annual expenses. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

Virtus Mutual Funds	177

In addition, certain Class C Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.
All conversions from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C Shares to Class A Shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus, conversions from Class C Shares to Class A Shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.
Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%
Class A and Class C CDSC Reductions and Waivers
The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:

(a)	within one year of death;

(i)	of the sole shareholder on an individual account,

(ii)	of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii)	of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv)	of the “grantor” on a trust account;

(b)	within one year of disability, as defined in Code Section 72(m)(7);

(c)
as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus;

(d)	by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)	based on the exercise of exchange privileges among Class A Shares, Class C Shares and Class C1 Shares of these funds or any of the Virtus Mutual Funds;

(f)	based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)
based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

178	Virtus Mutual Funds

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Compensation to Dealers
Class A Shares, Class C Shares and Institutional Class Shares Only
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Virtus AllianzGI High Yield Bond Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price*
$0–$49,999	3.75%	3.90%	3.25%
$50,000–$99,999	3.50	3.90	3.00
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000-$3,000,000	0.00	0.00	0.00 (1)
$3,000,000+	0.00	0.00	0.00 (1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)
The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.50% of the first $3,000,000, and 0.25% for amount greater than $3,000,001. The Distributor will then also pay to such dealers a Rule
12b-1
trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Virtus AllianzGI Short Duration High Income Fund

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price*
$0–$99,999	2.25%	2.30%	2.00%
$100,000-$249,999	1.25	1.27	1.00
$250,000-$2,999,999	0.00	0.00	0.50
$3,000,000+	0.00	0.00	0.25

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

Virtus Mutual Funds	179

All Other Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price*
$0–$49,999	5.50%	5.82%	4.75%
$50,000–$99,999	4.50	4.71	4.00
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.00
$500,000–$999,999	2.00	2.04	1.75
$1,000,000+	0.00	0.00	0.00 (1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)
The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $10,000,000, and 0.25% of amounts over $10,000,001. The Distributor will then also pay to such dealers a Rule
12b-1
trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer
agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. A CDSC of 1.00% may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the
18-month
period, as applicable, begins on the last day of the month preceding the month in which the purchase was made.

180	Virtus Mutual Funds

The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time. Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor.
The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.
Class R6 Shares Only
No compensation, administrative payments,
sub-transfer
agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule
12b-1
fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.

Virtus Mutual Funds	181

Your Account

Opening an Account
Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares Only
Your financial professional can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.
The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.
Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest in each fund.
Minimum
initial
investments applicable to Class A and Class C Shares:

•
$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

•
There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$2,500 for all other accounts.

182	Virtus Mutual Funds

Minimum
additional
investments applicable to Class A and Class C Shares:

•	$100 for any account.

•
There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum
initial
investments applicable to Institutional Class Shares, Class P Shares and Administrative Class Shares:

•	$1,000,000 for any account for qualified investors. (Call the Trust at 800-243-1574 for additional details.)
There is no minimum additional investment requirement applicable to Institutional Class, Class P and Administrative Class Shares.
Step 2.
Your second choice will be what class of shares to buy. Each share class, except Institutional Class, Class P, Administrative Class and Class R6 Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial professional can help you pick the share class that makes the most sense for your situation.
Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash. No interest will be paid on uncashed distribution checks.
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified
deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares, except for the application of any minimum initial and/or additional purchase requirement.
All Share Classes
The funds reserve the right to refuse any purchase order for any reason. The fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The funds further reserve the right to close an account (or to take such other steps as the funds or their agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Virtus Mutual Funds	183

Listing a Trusted Contact
For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.
The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial professional of record on the account, or a Power of Attorney/guardian/conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial professional of record or an individual who is already named on the account.
How to Buy Shares

IMPORTANT INFORMATION FOR INVESTORS
Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares Only

To Open An Account
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified
deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares.
All Share Classes
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ Transfer Agent or an authorized agent. A purchase order is

184	Virtus Mutual Funds

generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the funds’ Transfer Agent or an authorized agent, each in legible form. However, the funds, their Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.
Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.
How to Sell Shares

Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares Only

To Sell Shares
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified
deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to sell Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares.
All Share Classes
You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees.

Virtus Mutual Funds	185

Regardless of the method used by the funds for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The funds expect to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.
If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.
Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)
We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you..
Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds.
Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares
Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.
Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial professional.

186	Virtus Mutual Funds

As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at 800-243-1574.
Redemptions by Mail
g
If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.
Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.
g
If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.
The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

Virtus Mutual Funds	187

Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified
deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares, Class P Shares, Administrative Class Shares and Institutional Class Shares.
All Share Classes
Payment of Redemptions In Kind
Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any
90-day
period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.
Account Policies

Account Reinstatement Privilege
Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call the Trust at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting
purposes.
Redemptions of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, the funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

188	Virtus Mutual Funds

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.
Uncashed Checks
If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the funds or their agents may be required to transfer the assets to your state under the state’s abandoned property law.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling
800-243-4361;
or on the Internet at virtus.com.

•
You generally may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•	Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

•	The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

•
Financial intermediaries are permitted to initiate exchanges from one class of a fund into another class of the same fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Virtus Mutual Funds	189

Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.
Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this subsection.
Institutional Class shares of a fund may be exchanged for Administrative Class shares offered by any other fund or Virtus Investment Trust fund that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange.
With respect to Class A shares subject to a CDSC or Class C shares, if less than all of an investment is exchanged out of a fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
Except as otherwise disclosed in the Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
Shares of one class of a fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the Prospectus (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of a fund provided that the foregoing requirements are met. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the Prospectus. Shares of a fund will be exchanged for shares of a different class of the same fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge as applicable unless otherwise noted below, and intra-fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a fund, any portion of the investment exchanged will be from the lot of shares that would incur the

190	Virtus Mutual Funds

lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisers as to the federal, state and local or
non-U.S.
tax consequences of an intra-fund exchange. The Distributor will waive the applicable initial sales charges for intra-fund exchanges that are initiated on behalf of shareholders by their financial intermediary.
Institutional Class shares of a fund may be exchanged for Administrative Class shares offered by any other fund or Virtus Investment Trust fund that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange.
Systematic Exchanges
If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.
Disruptive Trading and Market Timing
These funds are not appropriate for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•
dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•
an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing a fund to maintain a higher level of cash than would otherwise be the case, or causing a fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.
Additionally, the nature of the portfolio holdings of certain funds (or the underlying funds as applicable), may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as

Virtus Mutual Funds	191

“time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling
30-day
period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus
funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that the funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policy regarding excessive trading activity. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under the funds’ market timing policy, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

192	Virtus Mutual Funds

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA,
SEP-IRA,
SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, Shareholders can call 800-243-1574.
Investor Services and Other Information

Systematic Purchase
is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)
Systematic Exchange
allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Telephone Exchange
lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number
(800-243-1574).
(See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Systematic Withdrawal
allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Portfolio Holdings.
A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the SAI.
Availability and Delivery of Fund Documents.
Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling
800-243-1574.
The funds will not charge you a fee for paper copies of fund documents, although the funds will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.

Virtus Mutual Funds	193

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid

Virtus AllianzGI Convertible Fund	Quarterly

Virtus AllianzGI Core Plus Bond Fund	Monthly

Virtus AllianzGI Emerging Markets Consumer Fund	At least annually

Virtus NFJ Emerging Markets Value Fund	Quarterly

Virtus AllianzGI Global Allocation Fund	Quarterly

Virtus AllianzGI Global Dynamic Allocation Fund	At least annually

Virtus AllianzGI Global Sustainability Fund	At least annually

Virtus AllianzGI High Yield Bond Fund	Monthly

Virtus AllianzGI International Small-Cap Fund	At least annually

Virtus AllianzGI Preferred Securities and Income Fund	Monthly

Virtus AllianzGI Short Duration High Income Fund	Monthly

Virtus AllianzGI Water Fund	At least annually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

194	Virtus Mutual Funds

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class of shares of each fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, whose report, along with each fund’s financial statements, are included in the Trust’s annual report to shareholders. The Trust’s annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Virtus Mutual Funds	195

Financial Highlights (continued)
For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Convertible:
Class A
9/30/2020	$29.25	$0.27	$10.59	$10.86	$(0.43)	$(0.91)
9/30/2019	32.78	0.29	0.63	0.92	(0.90)	(3.55)
9/30/2018	34.27	0.32	4.58	4.90	(1.30)	(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)

Class C
9/30/2020	$29.61	$0.02	$10.77	$10.79	$(0.10)	$(0.91)
9/30/2019	32.95	0.08	0.67	0.75	(0.54)	(3.55)
9/30/2018	34.36	0.08	4.59	4.67	(0.99)	(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)

Class P
9/30/2020	$28.45	$0.34	$10.27	$10.61	$(0.58)	$(0.91)
9/30/2019	32.12	0.35	0.60	0.95	(1.07)	(3.55)
9/30/2018	33.95	0.38	4.50	4.88	(1.62)	(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)

Institutional Class
9/30/2020	$28.76	$0.34	$10.40	$10.74	$(0.55)	$(0.91)
9/30/2019	32.41	0.37	0.61	0.98	(1.08)	(3.55)
9/30/2018	33.89	0.40	4.52	4.92	(1.31)	(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)

Administrative Class
9/30/2020	$28.95	$0.35	$10.42	$10.77	$(0.45)	$(0.91)
9/30/2019	32.46	0.30	0.61	0.91	(0.87)	(3.55)
9/30/2018	34.08	0.33	4.54	4.87	(1.40)	(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

196	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.34)	$38.77	38.44%	$254,762	0.96%	0.98%	0.83%	145%
(4.45)	29.25	5.29	69,611	1.02	1.02	0.99	143
(6.39)	32.78	16.83	61,385	0.96	0.96	1.02	133
(0.77)	34.27	13.14	76,586	1.02	1.02	1.19	124	(c)
(3.04)	31.02	6.42	259,711	0.99	0.99	2.12	101

$(1.01)	$39.39	37.40%	$112,523	1.73%	1.74%	0.06%	145%
(4.09)	29.61	4.53	60,434	1.75	1.75	0.26	143
(6.08)	32.95	15.90	53,461	1.73	1.73	0.24	133
(0.65)	34.36	12.41	48,905	1.69	1.69	0.51	124	(c)
(2.73)	31.19	5.65	67,423	1.71	1.71	1.40	101

$(1.49)	$37.57	38.78%	$547,783	0.71%	0.71%	1.08%	145%
(4.62)	28.45	5.59	155,601	0.75	0.75	1.26	143
(6.71)	32.12	17.08	102,412	0.74	0.74	1.24	133
(0.98)	33.95	13.52	80,392	0.72	0.72	1.49	124	(c)
(3.22)	30.84	6.67	88,900	0.73	0.73	2.38	101

$(1.46)	$38.04	38.80%	$1,045,769	0.71%	0.71%	1.07%	145%
(4.63)	28.76	5.62	370,111	0.72	0.72	1.29	143
(6.40)	32.41	17.10	332,874	0.71	0.71	1.27	133
(0.97)	33.89	13.58	322,732	0.68	0.68	1.54	124	(c)
(3.26)	30.76	6.73	1,089,974	0.67	0.67	2.47	101

$(1.36)	$38.36	38.50%	$13,386	0.93%	0.93%	0.99%	145%
(4.42)	28.95	5.29	550	0.97	0.97	1.03	143
(6.49)	32.46	16.88	997	0.93	0.93	1.05	133
(0.92)	34.08	13.30	1,240	0.89	0.89	1.32	124	(c)
(3.13)	30.96	6.52	1,428	0.90	0.90	2.20	101

Virtus Mutual Funds	197

Financial Highlights (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Core Plus Bond:
Class P
9/30/2020	$16.00	$0.39	$1.00	$1.39	$(0.41)	$(0.57)
9/30/2019	14.92	0.46	1.06	1.52	(0.44)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—

Institutional Class
9/30/2020	$16.00	$0.40	$1.00	$1.40	$(0.42)	$(0.57)
9/30/2019	14.92	0.47	1.06	1.53	(0.45)	—
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	—

Class R6
9/30/2020	$16.00	$0.41	$1.00	$1.41	$(0.43)	$(0.57)
9/30/2019	14.92	0.48	1.07	1.55	(0.47)	—
5/30/2018* - 9/30/2018	15.00	0.15	(0.12)	0.03	(0.11)	—

Virtus AllianzGI Emerging Markets Consumer:
Class A
9/30/2020	$13.51	$0.12	$2.35	$2.47	$(0.10)	$—
9/30/2019	13.88	0.12	(0.45)	(0.33)	(0.04)	—
9/30/2018	15.76	0.11	(1.11)	(1.00)	(0.26)	(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—

Institutional Class
9/30/2020	$13.51	$0.16	$2.37	$2.53	$(0.15)	$—
9/30/2019	14.05	0.17	(0.48)	(0.31)	(0.23)	—
9/30/2018	15.86	0.21	(1.17)	(0.96)	(0.23)	(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

198	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.98)	$16.41		9.18%		$12	0.35%		0.73%		2.46%		552%
(0.44)	16.00		10.39		11	0.35		0.93		3.01		864
(0.11)	14.92		0.18		10	0.35	(c)(d)	1.19	(c)(d)	2.81	(c)(d)	302

$(0.99)	$16.41		9.25%		$39	0.30%		0.74%		2.49%		552%
(0.45)	16.00		10.47		11	0.30		21.03		3.06		864
(0.11)	14.92		0.20		10	0.30	(c)(d)	1.19	(c)(d)	2.86	(c)(d)	302

$(1.00)	$16.41		9.28%		$50,383	0.25%		0.76%		2.56%		552%
(0.47)	16.00		10.56		59,419	0.25		0.94		3.11		864
(0.11)	14.92		0.22		40,075	0.25	(c)(d)	1.19	(c)(d)	2.91	(c)(d)	302

$(0.10)	$15.88	(e)	18.34	% (e)	$63	1.40%		1.81%		0.86%		57%
(0.04)	13.51		(2.34)		62	1.52		1.75		0.90		82
(0.88)	13.88		(7.04)		69	1.55		1.78		0.68		115
(0.12)	15.76		16.97		155	1.55		16.84		1.47		122
(0.06)	13.60		11.67		48	1.58		38.88		0.90		91

$(0.15)	$15.89	(e)	18.84	% (e)	$35,448	1.05%		1.51%		1.12%		57%
(0.23)	13.51		(2.05)		39,186	1.16		1.43		1.30		82
(0.85)	14.05		(6.69)		43,333	1.20		1.37		1.36		115
(0.15)	15.86		17.37		43,487	1.20		1.64		1.55		122
(0.07)	13.68		12.06		44,630	1.22		2.04		1.49		91

Virtus Mutual Funds	199

Financial Highlights (continued)
For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus NFJ Emerging Markets Value:
Class A
9/30/2020	$15.55	$0.15	$2.58	$2.73	$(0.19)	$—
9/30/2019	16.18	0.42	(0.68)	(0.26)	(0.37)	—
9/30/2018	17.24	0.41	(1.14)	(0.73)	(0.26)	(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—

Class C
9/30/2020	$15.56	$0.03	$2.57	$2.60	$(0.09)	$—
9/30/2019	16.23	0.35	(0.73)	(0.38)	(0.29)	—
9/30/2018	17.33	0.24	(1.11)	(0.87)	(0.16)	(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—

Class P
9/30/2020	$15.53	$0.22	$2.53	$2.75	$(0.23)	$—
9/30/2019	16.16	0.45	(0.69)	(0.24)	(0.39)	—
9/30/2018	17.13	0.36	(1.08)	(0.72)	(0.18)	(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—

Institutional Class
9/30/2020	$15.48	$0.19	$2.57	$2.76	$(0.23)	$—
9/30/2019	16.29	0.49	(0.73)	(0.24)	(0.57)	—
9/30/2018	17.49	0.42	(1.11)	(0.69)	(0.44)	(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)
Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

200	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$18.09		17.63%	$14,907	1.14%		1.64%		0.89%		105%
(0.37)	15.55		(1.68)	14,395	1.15		1.65		2.69		101
(0.33)	16.18		(4.36)	22,590	1.14		1.65		2.31		116
(0.32)	17.24	(c)	23.07 (c)	11,026	1.22	(d)	3.32	(d)	2.58	(d)	120
(0.40)	14.31	(e)	19.57 (e)	2,141	1.39		7.84		3.62		104

$(0.09)	$18.07		16.75%	$1,016	1.89%		2.37%		0.16%		105%
(0.29)	15.56		(2.38)	1,006	1.90		2.40		2.24		101
(0.23)	16.23		(5.08)	1,196	1.90		2.38		1.35		116
(0.11)	17.33	(c)	22.06 (c)	527	1.95	(d)	4.00	(d)	2.16	(d)	120
(0.30)	14.29	(e)	18.80 (e)	113	2.16		8.01		2.49		104

$(0.23)	$18.05		17.85%	$7,192	0.99%		1.27%		1.33%		105%
(0.39)	15.53		(1.53)	2,022	0.99		1.32		2.90		101
(0.25)	16.16		(4.30)	3,312	0.98		1.48		2.03		116
(0.42)	17.13	(c)	23.22 (c)	19,899	1.05	(d)	3.00	(d)	2.99	(d)	120
(0.57)	14.31	(e)	19.95 (e)	139	1.20		7.47		4.67		104

$(0.23)	$18.01		17.95%	$115,817	0.89%		1.34%		1.18%		105%
(0.57)	15.48		(1.45)	90,711	0.90		1.37		3.13		101
(0.51)	16.29		(4.12)	111,161	0.90		1.39		2.41		116
(0.32)	17.49	(c)	23.33 (c)	34,444	0.95	(d)	2.87	(d)	2.71	(d)	120
(0.45)	14.46	(e)	19.95 (e)	6,370	1.17		6.98		3.35		104

Virtus Mutual Funds	201

Financial Highlights (continued)
For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Global Allocation:
Class A
9/30/2020	$11.05	$0.13	$0.94	$1.07	$(0.12)	$(0.89)
9/30/2019	11.47	0.21	0.06	0.27	(0.25)	(0.44)
9/30/2018	12.34	0.26	0.07	0.33	(0.55)	(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)

Class C
9/30/2020	$11.37	$0.06	$0.95	$1.01	$(0.02)	$(0.89)
9/30/2019	11.67	0.13	0.08	0.21	(0.07)	(0.44)
9/30/2018	12.47	0.19	0.06	0.25	(0.40)	(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)

Class P
9/30/2020	$10.94	$0.17	$0.90	$1.07	$(0.16)	$(0.89)
9/30/2019	11.38	0.18	0.12	0.30	(0.30)	(0.44)
9/30/2018	12.28	0.27	0.09	0.36	(0.61)	(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)

Institutional Class
9/30/2020	$11.02	$0.14	$0.94	$1.08	$(0.16)	$(0.89)
9/30/2019	11.45	0.24	0.06	0.30	(0.29)	(0.44)
9/30/2018	12.15	0.28	0.08	0.36	(0.41)	(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)

Class R6
9/30/2020	$10.78	$0.16	$0.92	$1.08	$(0.18)	$(0.89)
9/30/2019	11.23	0.23	0.06	0.29	(0.30)	(0.44)
9/30/2018	12.13	0.29	0.07	0.36	(0.61)	(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)

Administrative Class
9/30/2020	$11.38	$0.13	$0.98	$1.11	$(0.14)	$(0.89)
9/30/2019	11.77	0.22	0.08	0.30	(0.25)	(0.44)
9/30/2018	12.64	0.28	0.07	0.35	(0.57)	(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

202	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover Rate

$(1.01)	$11.11		10.21%		$46,506	0.52%	1.14%	1.18%	141%
(0.69)	11.05	(d)	3.05	(d)	49,259	0.61	1.14	1.95	29
(1.20)	11.47		2.62		40,974	0.59	1.12	2.24	17
(0.20)	12.34		11.88		47,170	0.60	1.12	1.73	15
(0.45)	11.23		6.55		84,852	0.60	1.13	0.68	57

$(0.91)	$11.47		9.28%		$3,549	1.27%	1.83%	0.55%	141%
(0.51)	11.37	(d)	2.29	(d)	6,393	1.34	1.91	1.14	29
(1.05)	11.67		1.90		26,220	1.33	1.86	1.56	17
(0.10)	12.47		11.09		34,670	1.35	1.87	1.12	15
(0.43)	11.32		5.72		46,387	1.38	1.90	(0.06)	57

$(1.05)	$10.96		10.39%		$5,371	0.32%	0.90%	1.63%	141%
(0.74)	10.94	(d)	3.30	(d)	6,173	0.37	0.91	1.68	29
(1.26)	11.38		2.92		4,292	0.35	0.88	2.30	17
(0.31)	12.28		12.31		3,563	0.32	0.85	2.05	15
(0.47)	11.24		6.78		1,901	0.30	0.83	1.10	57

$(1.05)	$11.05		10.40%		$9,609	0.29%	0.88%	1.28%	141%
(0.73)	11.02	(d)	3.34	(d)	6,026	0.36	0.89	2.25	29
(1.06)	11.45		2.92		6,652	0.33	0.86	2.43	17
(0.27)	12.15		12.08		6,871	0.40	0.95	2.35	15
(0.46)	11.11		6.72		68,709	0.40	0.92	0.89	57

$(1.07)	$10.79		10.57%		$191,750	0.22%	0.83%	1.52%	141%
(0.74)	10.78	(d)	3.34	(d)	249,269	0.28	0.82	2.23	29
(1.26)	11.23		2.95		252,313	0.28	0.81	2.48	17
(0.31)	12.13		12.40		264,255	0.28	0.80	1.99	15
(0.47)	11.10		6.81		291,767	0.30	0.83	0.48	57

$(1.03)	$11.46		10.24%		$27	0.47%	1.08%	1.17%	141%
(0.69)	11.38	(d)	3.17	(d)	23	0.53	1.07	1.97	29
(1.22)	11.77		2.68		22	0.53	1.06	2.28	17
(0.25)	12.64		12.07		26	0.53	1.06	1.86	15
(0.45)	11.52		6.58		32	0.56	1.08	0.67	57

Virtus Mutual Funds	203

Financial Highlights (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Global Dynamic Allocation:
Class A
9/30/2020	$19.21	$0.21	$1.34	$1.55	$(0.72)	$(1.30)
9/30/2019	20.19	0.34	(0.48)	(0.14)	(0.36)	(0.48)
9/30/2018	20.52	0.28	0.32	0.60	(0.21)	(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)

Class C
9/30/2020	$18.84	$0.07	$1.30	$1.37	$(0.59)	$(1.30)
9/30/2019	19.56	0.19	(0.43)	(0.24)	—	(0.48)
9/30/2018	20.05	0.12	0.31	0.43	(0.20)	(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)

Class P
9/30/2020	$19.09	$0.21	$1.61	$1.82	$—	$(1.30)
9/30/2019	20.07	0.36	(0.46)	(0.10)	(0.40)	(0.48)
9/30/2018	20.48	0.32	0.31	0.63	(0.32)	(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)

Institutional Class
9/30/2020	$19.50	$0.26	$1.37	$1.63	$(0.78)	$(1.30)
9/30/2019	20.22	0.39	(0.45)	(0.06)	(0.18)	(0.48)
9/30/2018	20.61	0.34	0.32	0.66	(0.33)	(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)

Class R6
9/30/2020	$19.18	$0.27	$1.33	$1.60	$(0.73)	$(1.30)
9/30/2019	20.15	0.39	(0.48)	(0.09)	(0.40)	(0.48)
9/30/2018	20.56	0.34	0.32	0.66	(0.35)	(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—

Administrative Class
9/30/2020	$19.16	$0.21	$1.34	$1.55	$(0.74)	$(1.30)
9/30/2019	20.15	0.34	(0.48)	(0.14)	(0.37)	(0.48)
9/30/2018	20.55	0.29	0.32	0.61	(0.29)	(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

204	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)	Ratio of Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(2.02)	$18.74	8.20%	$1,491	0.82%	1.62%	1.17%	221%
(0.84)	19.21	(0.25)	1,812	0.97	1.32	1.78	222
(0.93)	20.19	2.93	2,015	0.97	1.25	1.37	152
—	20.52	12.01	2,421	1.02	1.35	1.05	192
(0.50)	18.32	4.69	5,198	0.76	1.73	0.96	79

$(1.89)	$18.32	7.37%	$525	1.58%	2.38%	0.40%	221%
(0.48)	18.84	(1.00)	588	1.74	2.08	1.00	222
(0.92)	19.56	2.09	1,195	1.74	2.01	0.61	152
—	20.05	11.08	1,325	1.77	2.08	0.42	192
(0.28)	18.05	4.02	1,029	1.49	2.69	0.45	79

$(1.30)	$19.61	9.73%	$59	0.68%	1.19%	1.05%	221%
(0.88)	19.09	(0.05)	11,456	0.80	1.12	1.95	222
(1.04)	20.07	3.08	13,436	0.80	1.03	1.58	152
(0.10)	20.48	12.18	12,730	0.82	1.11	1.44	192
(0.48)	18.36	4.89	186	0.61	1.47	0.90	79

$(2.08)	$19.05	8.52%	$12,294	0.54%	1.40%	1.42%	221%
(0.66)	19.50	0.03	9,330	0.70	1.12	2.05	222
(1.05)	20.22	3.18	13,225	0.70	0.94	1.65	152
(0.01)	20.61	12.27	31,783	0.75	1.03	1.42	192
(0.53)	18.37	4.98	37,722	0.51	1.45	1.27	79

$(2.03)	$18.75	8.54%	$30,996	0.54%	1.28%	1.45%	221%
(0.88)	19.18	(0.01)	127,285	0.70	1.01	2.08	222
(1.07)	20.15	3.19	192,375	0.70	0.91	1.67	152
(0.09)	20.56	12.39	231,584	0.70	0.99	1.49	192
—	18.38	6.24	9,029	0.36 (d)	1.36 (d)	0.77 (d)	79

$(2.04)	$18.67	8.24%	$25	0.79%	1.57%	1.18%	221%
(0.85)	19.16	(0.26)	23	0.95	1.27	1.80	222
(1.01)	20.15	2.93	23	0.96	1.17	1.42	152
—	20.55	11.99	23	1.00	1.25	1.18	192
(0.42)	18.35	4.73	20	0.76	1.89	1.15	79

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted

Virtus Mutual Funds	205

Financial Highlights (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Global Sustainability:
Class A
9/30/2020	$18.27	$0.11	$3.03	$3.14	$(0.02)	$(0.33)
9/30/2019	19.46	0.14	0.04	0.18	(0.30)	(1.07)
9/30/2018	17.96	0.17	1.98	2.15	(0.21)	(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—

Class P
9/30/2020	$18.39	$0.14	$3.05	$3.19	$(0.03)	$(0.33)
9/30/2019	19.68	0.21	(0.02)	0.19	(0.41)	(1.07)
9/30/2018	18.13	0.16	2.05	2.21	(0.22)	(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—

Institutional Class
9/30/2020	$18.75	$0.17	$3.10	$3.27	$(0.05)	$(0.33)
9/30/2019	19.72	0.19	0.06	0.25	(0.15)	(1.07)
9/30/2018	18.13	0.22	2.00	2.22	(0.19)	(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

206	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.35)	$21.06	17.35%	$2,350	0.98%	1.44%	0.58%	31%
(1.37)	18.27	2.43	1,444	1.09	1.84	0.77	49
(0.65)	19.46	12.23	614	1.09	1.70	0.92	20
(0.17)	17.96	14.94	402	1.12	7.55	0.79	27
(0.20)	15.80	13.54	125	1.20	21.93	0.94	20

$(0.36)	$21.22	17.52%	$28,372	0.84%	1.13%	0.74%	31%
(1.48)	18.39	2.56	21,582	0.94	1.65	1.17	49
(0.66)	19.68	12.44	11,362	0.94	1.25	0.84	20
(0.16)	18.13	15.13	64	0.96	1.62	0.88	27
(0.13)	15.91	13.67	11	1.05	3.44	1.15	20

$(0.38)	$21.64	17.59%	$132,073	0.74%	1.03%	0.88%	31%
(1.22)	18.75	2.63	2,072	0.84	1.66	1.05	49
(0.63)	19.72	12.52	28,237	0.84	1.43	1.18	20
(0.18)	18.13	15.25	26,615	0.89	1.63	1.16	27
(0.14)	15.92	13.77	20,610	0.95	2.04	1.47	20

Virtus Mutual Funds	207

Financial Highlights (continued)
For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
Virtus AllianzGI High Yield Bond:
Class A
9/30/2020	$8.91	$0.42	$(0.50)	$(0.08)	$(0.44)
9/30/2019	8.91	0.43	0.01	0.44	(0.44)
9/30/2018	9.31	0.45	(0.39)	0.06	(0.46)
9/30/2017	9.14	0.48	0.18	0.66	(0.49)
9/30/2016	8.92	0.53	0.24	0.77	(0.55)

Class C
9/30/2020	$8.89	$0.36	$(0.49)	$(0.13)	$(0.38)
9/30/2019	8.90	0.37	—	0.37	(0.38)
9/30/2018	9.30	0.39	(0.39)	—	(0.40)
9/30/2017	9.12	0.42	0.20	0.62	(0.44)
9/30/2016	8.90	0.46	0.24	0.70	(0.48)

Class P
9/30/2020	$8.53	$0.43	$(0.48)	$(0.05)	$(0.47)
9/30/2019	8.55	0.44	0.01	0.45	(0.47)
9/30/2018	8.96	0.46	(0.38)	0.08	(0.49)
9/30/2017	8.80	0.50	0.19	0.69	(0.53)
9/30/2016	8.62	0.53	0.23	0.76	(0.58)

Institutional Class
9/30/2020	$8.56	$0.43	$(0.48)	$(0.05)	$(0.47)
9/30/2019	8.58	0.44	0.01	0.45	(0.47)
9/30/2018	8.98	0.46	(0.37)	0.09	(0.49)
9/30/2017	8.83	0.50	0.18	0.68	(0.53)
9/30/2016	8.64	0.53	0.24	0.77	(0.58)

Administrative Class
9/30/2020	$8.54	$0.42	$(0.48)	$(0.06)	$(0.46)
9/30/2019	8.44	0.43	0.03	0.46	(0.36)
9/30/2018	8.84	0.44	(0.37)	0.07	(0.47)
9/30/2017	8.70	0.48	0.17	0.65	(0.51)
9/30/2016	8.52	0.50	0.22	0.72	(0.54)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

208	Virtus Mutual Funds

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8.39	(0.82)%	$20,251	1.12%	4.96%	143%
8.91	5.18	26,937	1.07	4.98	70
8.91	0.67	33,768	1.05	4.93	40
9.31	7.42	58,525	1.09	5.19	37
9.14	9.08	58,004	0.98	6.02	59

$8.38	(1.41)%	$3,880	1.81%	4.26%	143%
8.89	4.33	4,880	1.76	4.28	70
8.90	0.02	8,544	1.71	4.27	40
9.30	6.90	11,723	1.70	4.59	37
9.12	8.32	14,815	1.71	5.28	59

$8.01	(0.46)%	$10,113	0.80%	5.28%	143%
8.53	5.56	12,128	0.73	5.31	70
8.55	0.94	17,535	0.70	5.26	40
8.96	8.07	35,931	0.67	5.62	37
8.80	9.31	57,378	0.69	6.30	59

$8.04	(0.50)%	$51,920	0.83%	5.22%	143%
8.56	5.48	77,365	0.79	5.25	70
8.58	1.03	122,078	0.73	5.26	40
8.98	7.91	155,022	0.69	5.61	37
8.83	9.41	227,149	0.66	6.31	59

$8.02	(0.63)%	$26	1.00%	5.14%	143%
8.54	5.60	24	0.94	5.10	70
8.44	0.83	20	0.88	4.93	40
8.84	7.75	1,490	0.86	5.45	37
8.70	8.97	2,086	1.07	5.94	59

Virtus Mutual Funds	209

Financial Highlights (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI International Small-Cap:
Class A
9/30/2020	$32.15	$0.15	$2.54	$2.69	$(0.48)	$—
9/30/2019	43.09	0.34	(6.28)	(5.94)	(0.10)	(4.90)
9/30/2018	41.19	0.42	2.41	2.83	(0.25)	(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)

Class C
9/30/2020	$30.72	$(0.08)	$2.40	$2.32	$(0.04)	$—
9/30/2019	41.63	0.05	(6.06)	(6.01)	—	(4.90)
9/30/2018	40.01	(0.15)	2.55	2.40	(0.10)	(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)

Class P
9/30/2020	$31.91	$0.17	$2.56	$2.73	$(0.44)	$—
9/30/2019	43.06	0.33	(6.25)	(5.92)	(0.33)	(4.90)
9/30/2018	41.33	0.22	2.68	2.90	(0.49)	(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)

Institutional Class
9/30/2020	$33.21	$0.23	$2.63	$2.86	$(0.58)	$—
9/30/2019	44.65	0.47	(6.58)	(6.11)	(0.43)	(4.90)
9/30/2018	42.85	0.32	2.71	3.03	(0.55)	(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)

Class R6
9/30/2020	$33.03	$0.26	$2.59	$2.85	$(0.71)	$—
9/30/2019	44.64	0.48	(6.59)	(6.11)	(0.60)	(4.90)
9/30/2018	42.90	0.40	2.66	3.06	(0.64)	(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.

210	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.48)	$34.36		8.37%	$3,619	1.25%	1.75%	0.47%	60%
(5.00)	32.15		(12.05)	4,826	1.25	1.94	1.05	55
(0.93)	43.09		6.88	9,108	1.25	1.50	0.95	62
(0.31)	41.19	(c)	20.34 (c)	6,068	1.36	1.93	0.01	67
(1.73)	34.57		5.07	13,524	1.45	1.68	0.30	76

$(0.04)	$33.00		7.56%	$722	2.00%	2.49%	(0.27)%	60%
(4.90)	30.72		(12.75)	963	2.04	2.59	0.16	55
(0.78)	41.63		5.99	2,610	2.08	2.27	(0.35)	62
(0.25)	40.01	(c)	19.39 (c)	2,829	2.14	2.50	(0.56)	67
(1.65)	33.78		4.30	3,232	2.19	2.54	(0.35)	76

$(0.44)	$34.20		8.55%	$10,751	1.10%	1.49%	0.53%	60%
(5.23)	31.91		(11.92)	19,740	1.10	1.58	1.01	55
(1.17)	43.06		7.02	48,830	1.10	1.29	0.51	62
(0.34)	41.33	(c)	20.55 (c)	55,843	1.17	1.42	0.55	67
(1.65)	34.66		5.25	40,183	1.28	1.44	0.54	76

$(0.58)	$35.49		8.61%	$31,942	1.04%	1.51%	0.69%	60%
(5.33)	33.21		(11.88)	40,477	1.04	1.61	1.39	55
(1.23)	44.65		7.09	49,443	1.05	1.28	0.70	62
(0.34)	42.85	(c)	20.58 (c)	67,921	1.11	1.43	0.94	67
(1.65)	35.91		5.31	29,031	1.21	1.48	0.28	76

$(0.71)	$35.17		8.63%	$29,889	1.00%	1.43%	0.80%	60%
(5.50)	33.03		(11.82)	28,630	1.00	1.49	1.44	55
(1.32)	44.64		7.14	33,876	1.00	1.22	0.87	62
(0.35)	42.90	(c)	20.66 (c)	17,804	1.05	1.42	0.60	67
—	35.94		7.22	15,534	1.11 (d)	1.56 (d)	1.48 (d)	76

Virtus Mutual Funds	211

Financial Highlights† (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Preferred Securities and Income:
Class P
9/30/2020	$15.65	$0.63	$(0.48)	$0.15	$(0.68)	$(0.39)
9/30/2019	15.06	0.68	0.64	1.32	(0.71)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.23	0.03	0.26	(0.20)	—

Institutional Class
9/30/2020	$15.65	$0.66	$(0.50)	$0.16	$(0.68)	$(0.39)
9/30/2019	15.06	0.69	0.64	1.33	(0.72)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.26	—	0.26	(0.20)	—

Class R6
9/30/2020	$15.65	$0.65	$(0.49)	$0.16	$(0.69)	$(0.39)
9/30/2019	15.06	0.70	0.64	1.34	(0.73)	(0.02)
5/30/2018* - 9/30/2018	15.00	0.24	0.03	0.27	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†
Consolidated Financial Highlights for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

212	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.07)	$14.73	1.01%	$11	0.60%		1.36%		4.27%		166%
(0.73)	15.65	9.14	11	0.60		2.04		4.55		98
(0.20)	15.06	1.74	10	0.60	(d)(e)	3.21	(d)(e)	4.62	(d)(e)	39

$(1.07)	$14.74	1.13%	$7,662	0.55%		1.34%		4.52%		166%
(0.74)	15.65	9.21	3,035	0.55		2.09		4.62		98
(0.20)	15.06	1.76	1,548	0.56	(d)(e)	4.22	(d)(e)	5.28	(d)(e)	39

$(1.08)	$14.73	1.10%	$17,839	0.50%		1.35%		4.41%		166%
(0.75)	15.65	9.26	14,646	0.50		2.00		4.66		98
(0.21)	15.06	1.78	10,157	0.50	(d)(e)	3.22	(d)(e)	4.71	(d)(e)	39

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)
Inclusive of management fee waivers of less than 0.005% for Class P, 0.23% for Institutional Class and 0.49% for Class R6 for the period from the commencement of the Fund’s operations until December 31, 2018 (the “Initial Performance Period”).

Virtus Mutual Funds	213

Financial Highlights (continued)
For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
Virtus AllianzGI Short Duration High Income:
Class A
9/30/2020	$14.62	$0.58	$(0.54)	$0.04	$(0.67)
9/30/2019	14.93	0.51	(0.11)	0.40	(0.71)
9/30/2018	15.18	0.59	(0.16)	0.43	(0.68)
9/30/2017	15.29	0.60	0.04	0.64	(0.75)
9/30/2016	15.04	0.72	0.38	1.10	(0.85)

Class C
9/30/2020	$14.61	$0.54	$(0.54)	$—	$(0.63)
9/30/2019	14.90	0.47	(0.10)	0.37	(0.66)
9/30/2018	15.15	0.55	(0.15)	0.40	(0.65)
9/30/2017	15.27	0.56	0.03	0.59	(0.71)
9/30/2016	15.00	0.68	0.38	1.06	(0.79)

Class P
9/30/2020	$14.51	$0.59	$(0.51)	$0.08	$(0.69)
9/30/2019	14.88	0.53	(0.10)	0.43	(0.80)
9/30/2018	15.13	0.62	(0.15)	0.47	(0.72)
9/30/2017	15.24	0.63	0.05	0.68	(0.79)
9/30/2016	15.03	0.74	0.38	1.12	(0.91)

Institutional Class
9/30/2020	$14.52	$0.61	$(0.54)	$0.07	$(0.70)
9/30/2019	14.89	0.54	(0.11)	0.43	(0.80)
9/30/2018	15.14	0.63	(0.15)	0.48	(0.73)
9/30/2017	15.25	0.64	0.04	0.68	(0.79)
9/30/2016	15.05	0.76	0.37	1.13	(0.93)

Class R6
9/30/2020	$14.52	$0.62	$(0.54)	$0.08	$(0.71)
9/30/2019	14.89	0.56	(0.11)	0.45	(0.82)
9/30/2018	15.14	0.64	(0.16)	0.48	(0.73)
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

214	Virtus Mutual Funds

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.99	0.37%	$136,690	0.86%	0.87%	4.13%	81%
14.62	2.85	136,086	0.88	0.88	3.52	47
14.93	2.95	150,899	0.89	0.89	3.92	60
15.18	4.27	218,312	0.89	0.89	3.94	88
15.29	7.65	226,149	0.85	0.85	4.85	63

$13.98	0.12%	$90,863	1.12%	1.13%	3.86%	81%
14.61	2.58	117,058	1.14	1.14	3.25	47
14.90	2.74	135,483	1.11	1.11	3.70	60
15.15	4.00	148,587	1.12	1.12	3.70	88
15.27	7.42	132,649	1.13	1.13	4.58	63

$13.90	0.69%	$264,908	0.63%	0.67%	4.16%	81%
14.51	3.05	501,138	0.65	0.65	3.70	47
14.88	3.21	411,367	0.65	0.65	4.14	60
15.13	4.56	700,376	0.63	0.63	4.19	88
15.24	7.84	554,281	0.66	0.66	4.97	63

$13.89	0.63%	$285,572	0.61%	0.64%	4.35%	81%
14.52	3.06	388,672	0.63	0.63	3.74	47
14.89	3.26	388,443	0.60	0.60	4.20	60
15.14	4.61	539,078	0.59	0.59	4.22	88
15.25	7.90	420,440	0.58	0.58	5.10	63

$13.89	0.70%	$33,741	0.55%	0.56%	4.49%	81%
14.52	3.20	39,234	0.57	0.57	3.89	47
14.89	3.29	52,922	0.55	0.55	4.27	60
15.14	3.04	70,595	0.56 (c)	0.56 (c)	4.25 (c)	88

Virtus Mutual Funds	215

Financial Highlights (continued)
For a Share Outstanding for the Year ended:^

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Virtus AllianzGI Water:
Class A
9/30/2020	$16.31	$0.06	$1.77	$1.83	$(0.11)	$(0.40)
9/30/2019	15.54	0.11	1.15	1.26	(0.13)	(0.36)
9/30/2018	15.49	0.13	0.34	0.47	(0.04)	(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)

Class C
9/30/2020	$15.52	$(0.06)	$1.67	$1.61	$—	$(0.40)
9/30/2019	14.79	—	1.10	1.10	(0.01)	(0.36)
9/30/2018	14.82	0.01	0.34	0.35	—	(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)

Class P
9/30/2020	$16.33	$0.11	$1.77	$1.88	$(0.13)	$(0.40)
9/30/2019	15.59	0.15	1.14	1.29	(0.19)	(0.36)
9/30/2018	15.57	0.17	0.36	0.53	(0.13)	(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)

Institutional Class
9/30/2020	$16.03	$0.11	$1.74	$1.85	$(0.15)	$(0.40)
9/30/2019	15.31	0.15	1.11	1.26	(0.18)	(0.36)
9/30/2018	15.32	0.17	0.34	0.51	(0.14)	(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Calculated on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.

216	Virtus Mutual Funds

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.51)	$17.63	11.35%	$200,384	1.22%	1.40%	0.37%	28%
(0.49)	16.31	8.88	177,463	1.23	1.40	0.76	33
(0.42)	15.54	3.05	172,374	1.19	1.41	0.84	34
(0.13)	15.49	8.18	190,693	1.33	1.44	0.59	29
(0.05)	14.46	21.06	237,785	1.49	1.49	0.62	55

$(0.40)	$16.73	10.48%	$57,901	1.97%	2.16%	(0.38)%	28%
(0.37)	15.52	8.02	70,175	1.98	2.15	0.01	33
(0.38)	14.79	2.35	83,156	1.94	2.16	0.07	34
(0.08)	14.82	7.32	89,250	2.07	2.19	(0.07)	29
(0.02)	13.90	20.13	92,028	2.25	2.25	(0.18)	55

$(0.53)	$17.68	11.67%	$240,922	0.94%	1.16%	0.66%	28%
(0.55)	16.33	9.14	210,425	0.95	1.17	1.03	33
(0.51)	15.59	3.40	243,338	0.93	1.15	1.12	34
(0.16)	15.57	8.40	210,746	1.04	1.16	1.02	29
(0.07)	14.54	21.37	125,532	1.24	1.24	0.82	55

$(0.55)	$17.33	11.71%	$204,320	0.93%	1.13%	0.68%	28%
(0.54)	16.03	9.12	152,496	0.94	1.18	1.04	33
(0.52)	15.31	3.36	164,322	0.92	1.14	1.13	34
(0.19)	15.32	8.49	142,353	1.01	1.15	1.13	29
(0.09)	14.33	21.32	68,550	1.21	1.21	0.86	55

Virtus Mutual Funds	217

Share Class Performance
The
sub-section
below titled “Share Class Performance” describes the calculation of each fund’s class-by-class
performance.
Information about a fund’s performance is based on that fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the funds will fluctuate over time, and any representation of the funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semiannual reports to shareholders contain additional performance information for the funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the funds have had adviser and sub-adviser
changes during the periods for which performance is shown. The same or other funds may have changed their investment objectives, policies and/or strategies during such periods. Those funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.
For the funds listed in the tables below, total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of an older class of the fund and/or a predecessor fund, adjusted to reflect the actual sales charges and operating expenses applicable to the particular class of the fund. These include
12b-1
distribution and servicing fees, which are not paid by Institutional Class or Class P and are paid by Class C (at a maximum rate of 1.00% per annum, (0.90% per annum for Class C of Virtus AllianzGI High Yield Bond Fund)) and Class A and Administrative Class (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each fund’s fees and expenses. As of the date of this prospectus, there were no Class T shares outstanding.
The following table sets forth the inception dates of the classes of shares of the Global Allocation Fund. The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for similar share classes of the Predecessor Fund, adjusted as described above. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a sub-adviser
and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	Class A	5/4/2009
		Class B	5/4/2009
		Class C	5/4/2009
		Institutional	5/4/2009
		Class P	5/4/2009
		Administrative	5/4/2009
		Class R6	9/8/2015
		Class T	3/1/2017

218	Virtus Mutual Funds

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, and AllianzGI International
Small-Cap
Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these funds did not offer shares corresponding to the funds’ Class P (except for AllianzGI Convertible and AllianzGI International
Small-Cap
Funds), Class A, Class C or Administrative Class shares. For periods prior to the reorganizations of the AllianzGI Convertible, and AllianzGI High Yield Bond, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond, and Nicholas-Applegate U.S.
Small-Cap
Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International
Small-Cap
Fund, total return presentations in the fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the fund’s Class P shares, for which total return presentations are based solely on Class I).

Fund	Inception Date of Fund	Class	Inception Date of Class
Virtus AllianzGI Convertible Fund	4/19/1993	Class A	4/12/2010
		Class C	4/12/2010
		Institutional	4/12/2010
		Class P	6/7/2010
		Administrative	4/12/2010
		Class T	3/1/2017
Virtus AllianzGI High Yield Bond Fund	7/31/1996	Class A	4/12/2010
		Class C	4/12/2010
		Institutional	4/12/2010
		Class P	4/12/2010
		Administrative	4/12/2010
		Class R6	—
		Class T	3/1/2017
Virtus AllianzGI International Small-Cap Fund	12/31/1997	Class A	4/12/2010
		Class C	4/12/2010
		Institutional	4/12/2010
		Class P	4/12/2010
		Class R6	2/1/2016
		Class T	—

Virtus Mutual Funds	219

The following table sets forth the inception dates of the classes of shares of certain funds (for purposes of this paragraph only, the “Funds”). For each Fund, total return presentations in its Fund Summary for periods prior to the inception date of a newer share class reflect the prior performance of the oldest share class of the fund. The adjusted performance also reflects lower Fund operating expenses applicable to the newer share classes. These may include (i) the absence of
12b-1
distribution and servicing fees, which are not paid by Institutional Class, Class R6 or Class P shares and are paid by Class A, Class C, Class T and Administrative Class shares (at varying rates per annum) and/or (ii) administrative fee charges, which generally differ from class to class. Please see “Management of the Trust—Fund Administrator” in the SAI for information about the administrative fee charges for the different classes of each Fund, each Fund’s Fund Summary and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

Fund	Inception Date of Fund	Class	Inception Date of Class
Virtus AllianzGI Global Dynamic Allocation Fund	4/27/2009	Class A	4/27/2009
		Class C	4/27/2009
		Class T	3/1/2017
		Class R6	2/1/2016
		Institutional	4/27/2009
		Class P	4/27/2009
		Administrative	4/27/2009
Virtus AllianzGI Short Duration High Income Fund	10/3/2011	Class A	10/3/2011
		Class C	10/3/2011
		Class T	3/1/2017
		Class R6	2/1/2017
		Institutional	10/3/2011
		Class P	10/3/2011
Virtus AllianzGI Water Fund	3/31/2008	Class A	3/31/2008
		Class C	3/31/2008
		Class T	3/1/2017
		Institutional	7/15/2008
		Class P	3/31/2008

220	Virtus Mutual Funds

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A
Intermediary Sales Charge Discounts and Waivers
Specific intermediaries may have different policies and procedures regarding the availability of front-end
sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges—What arrangement is best for you?” for more information on sales charges and waivers available for different classes.
Ameriprise Financial
Class A Shares
Front-End
Sales Charge Waivers Available at Ameriprise Financial
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end
sales charge waivers, which may differ from those disclosed elsewhere in this prospectus:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or
SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the
7-year
anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son,
daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (i.e. Rights of Reinstatement).

Virtus Mutual Funds	221

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based
platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (“ROA”).
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

•
Letter of Intent (“LOI”).
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a
13-month
period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a
13-month
period to calculate the
front-end
sales charge and any breakpoint discounts. Each purchase the shareholder makes during that
13-month
period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

222	Virtus Mutual Funds

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement
account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	Death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

Virtus Mutual Funds	223

•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform.

•	A 529 account held on an Edward Jones platform.

•	An account with an active systematic investment plan or LOI.
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers
(front-end
sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end
sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.
Front-end
Sales Charge* Waivers on Class A Shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs,
SAR-SEPs
or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A Shares and Class C Shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

224	Virtus Mutual Funds

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.
Front-end
Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a
13-month
time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”
Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end
Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory)
account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Virtus Mutual Funds	225

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory)
account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end
Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.
Morgan Stanley
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end
sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

226	Virtus Mutual Funds

Front-end
Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs,
SAR-SEPs
or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end
or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end
Sales Charge Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a OPCO affiliated investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

•	Employees and registered representatives of OPCO or its affiliates and their family members.

Virtus Mutual Funds	227

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on Class A Shares and Class C Shares available at OPCO

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

•	Shares acquired through a right of reinstatement.
Front-end
Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers
(front-end
sales charge waivers and contingent deferred, or
back-end,
sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end
Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end
or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

228	Virtus Mutual Funds

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•	Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front-end
Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a
13-month
time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. Incorporated (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers
(front-end
sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end
Sales Charge Waivers on Class A Shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

•
Shares purchased using the proceeds of redemptions from another Virtus fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end
or deferred sales charge (known as rights of reinstatement).

•
Shareholders in Class C Shares will have their shares exchanged at net asset value into Class A shares of the same fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or
SAR-SEPs.

Virtus Mutual Funds	229

CDSC Waivers on Class A Shares and Class C Shares available at Baird

•	Shares sold due to the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Shares bought due to returns of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•	Shares acquired through a right of reinstatement.
Front-end
Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus fund assets held by accounts within the purchaser’s household at Baird. Eligible Virtus fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time.
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end
Sales Load Waiver on Class A Shares available at Stifel

•
Class C shares that have been held for more than seven (7) years will be exchanged for Class A shares of the same fund pursuant to Stifel’s policies and procedures without the imposition of a front-end
sales load.

All other sales charge waivers and reductions described elsewhere in this prospectus or the SAI still apply.

230	Virtus Mutual Funds

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:
Appendix A – Intermediary Sales Charge Discounts and Waivers
Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.
Annual and Semiannual Reports
Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Mutual Funds toll-free at
800-243-1574.
You may also call this number to request other information about the funds or to make shareholder inquiries.
Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call
202-551-8090.
Reports and other information about the funds are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at
publicinfo@sec.gov.
Virtus Fund Services:
800-243-1574
Daily NAV Information
The daily NAV for each fund may be obtained from the Our Products section of virtus.com.
Investment Company Act File No. 811-22167

8060	6-21

VIRTUS STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2021, as supplemented June 14, 2021

Virtus Strategy Trust (The “Trust”) is an open-end management investment company issuing shares in 12 separate series or “funds”, all of which are publicly offered and described herein:

TICKER SYMBOL BY CLASS
FUND	A	C	Institutional	P	Administrative	R6
Virtus AllianzGI Convertible Fund	ANZAX	ANZCX	ANNPX	ANCMX	ANNAX
Virtus AllianzGI Core Plus Bond Fund			ACKIX	ACKPX		ACOSX
Virtus AllianzGI Emerging Markets Consumer Fund	AMMAX		AERIX
Virtus AllianzGI Global Allocation Fund	PALAX	PALCX	PALLX	AGAPX	AGAMX	AGASX
Virtus AllianzGI Global Dynamic Allocation Fund	ASGAX	ASACX	AGAIX	AGSPX	AGFAX	ADYFX
Virtus AllianzGI Global Sustainability Fund	ASUAX		ASTNX	ASTPX
Virtus AllianzGI High Yield Bond Fund	AYBAX	AYBCX	AYBIX	AYBPX	AYBVX
Virtus AllianzGI International Small-Cap Fund	AOPAX	AOPCX	ALOIX	ALOPX		AIISX
Virtus AllianzGI Preferred Securities and Income Fund			APEIX	APUPX		ARISX
Virtus AllianzGI Short Duration High Income Fund	ASHAX	ASHCX	ASHIX	ASHPX		ASHSX
Virtus AllianzGI Water Fund	AWTAX	AWTCX	AWTIX	AWTPX
Virtus NFJ Emerging Markets Value Fund	AZMAX	AZMCX	AZMIX	AZMPX

This Statement of Additional Information (“SAI”) relates to the Class A, Class C, Institutional Class, Class P, Administrative Class and Class R6 shares of the funds. This SAI is not a prospectus, and it should be read in conjunction with the Prospectuses for the funds dated February 1, 2021, as supplemented June 14, 2021 as described below and as supplemented and amended from time to time. Each fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each fund have been incorporated by reference into such fund’s Prospectuses. The portions of this SAI that do not relate to a fund do not form a part of such fund’s SAI, have not been incorporated by reference into such fund’s Prospectuses and should not be relied upon by investors in such fund.

The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.

The audited financial statements for the funds appear in each fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2020, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the funds. The Prospectuses do not constitute an offering by the funds in any jurisdiction in which such offering may not lawfully be made.

Glossary

1933 Act	The Securities Act of 1933, as amended

1940 Act	The Investment Company Act of 1940, as amended

ACH	Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC

ADRs	American Depositary Receipts

ADSs	American Depositary Shares

Adviser	The investment adviser to the funds, Virtus Investment Advisers, Inc.

AllianzGI U.S.	Allianz Global Investors U.S. LLC, subadviser to Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund and Virtus AllianzGI Water Fund

AllianzGI U.S. Funds	Collectively, Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund and Virtus AllianzGI Water Fund

BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent and sub-transfer agent for the Funds

Board	The Board of Trustees of Virtus Strategy Trust (also referred to herein as the “Trustees”)

CCO	Chief Compliance Officer

CDRs	Continental Depositary Receipts (another name for EDRs)

CDSC	Contingent Deferred Sales Charge

CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures

CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures

Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes

Convertible Fund	Virtus AllianzGI Convertible Fund

Core Plus Bond Fund	Virtus AllianzGI Core Plus Bond Fund

Custodian	The custodian of the Funds’ assets, The Bank of New York Mellon

Distributor	The principal underwriter of shares of the funds, VP Distributors, LLC

DST	DST Asset Manager Solutions Inc., sub-transfer agent

EDRs	European Depositary Receipts (another name for CDRs)

Emerging Markets Consumer Fund	Virtus AllianzGI Emerging Markets Consumer Fund

Emerging Markets Value Fund	Virtus NFJ Emerging Markets Value Fund

FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks

FHLMC	Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors

Fitch	Fitch Ratings, Inc.

FNMA	Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Fund Complex	The group of funds sponsored by Virtus and managed by VIA and its affiliates, including the Virtus Mutual Funds, Virtus Variable Insurance Trust and certain other closed-end funds

Funds	The series of the Trust discussed in this SAI

GDRs	Global Depositary Receipts

GICs	Guaranteed Investment Contracts

Global Allocation Fund	Virtus AllianzGI Global Allocation Fund

Global Dynamic Allocation Fund	Virtus AllianzGI Global Dynamic Allocation Fund

Global Sustainability Fund	Virtus AllianzGI Global Sustainability Fund

GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, which is a wholly-owned United States Government corporation within the Department of Housing and Urban Development

High Yield Bond Fund	Virtus AllianzGI High Yield Bond Fund

International Small-Cap Fund	Virtus AllianzGI International Small-Cap Fund

IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things

Independent Trustees	Those members of the Board who are not “interested persons” as defined by the 1940 Act

IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code

Kroll	Kroll Bond Rating Agency

LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market

NFJ	NFJ Investment Group, LLC, subadviser to Virtus NFJ Emerging Markets Value Fund

NFJ Fund	Virtus NFJ Emerging Markets Value Fund

NYSE	New York Stock Exchange

OCC	Options Clearing Corporation, a large equity derivatives clearing corporation

PERLS	Principal Exchange Rate Linked Securities

PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates

Prospectuses	The prospectuses for the funds, as amended from time to time

Preferred Securities and Income Fund	Virtus AllianzGI Preferred Securities and Income Fund

PwC	PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Trust

Regulations	The Treasury Regulations promulgated under the Code

RIC	Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes

S&P	Standard & Poor’s Corporation

S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested

SAI	Statement of Additional Information, such as this document, which is a part of a mutual fund registration statement

SEC	U.S. Securities and Exchange Commission

Short Duration High Income Fund	Virtus AllianzGI Short Duration High Income Fund

SMBS	Stripped Mortgage-backed Securities

Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC

VFS	Virtus Fund Services, LLC, the Administrator and Transfer Agent of the Trust

VIA	Virtus Investment Advisers, Inc., the Adviser to the funds

Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent and NFJ

Virtus Funds	The family of funds overseen by the Board, consisting of the funds, the series of Virtus Investment Trust, the series of Virtus Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust, the series of Virtus Opportunities Trust, the series of Virtus Retirement Trust and the series of Virtus Variable Insurance Trust

Virtus Mutual Funds	The family of funds consisting of the funds, the series of Virtus Investment Trust, the series of Virtus Alternative Solutions Trust, the series of Virtus Asset Trust, the series of Virtus Equity Trust and the series of Virtus Opportunities Trust

VP Distributors	VP Distributors, LLC, the Trust’s Distributor

VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors

Water Fund	Virtus AllianzGI Water Fund

GENERAL INFORMATION AND HISTORY

Virtus Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twelve separate investment series, all of which are offered in this Statement of Additional Information. The Trust was organized as a Massachusetts business trust on January 10, 2008.

This Statement of Additional Information relates to the prospectus for the Virtus AllianzGI Convertible Fund, Virtus AllianzGI Core Plus Bond Fund, Virtus AllianzGI Emerging Markets Consumer Fund, Virtus AllianzGI Global Allocation Fund, Virtus AllianzGI Global Dynamic Allocation Fund, Virtus AllianzGI Global Sustainability Fund, Virtus AllianzGI High Yield Bond Fund, Virtus AllianzGI International Small-Cap Fund, Virtus AllianzGI Preferred Securities and Income Fund, Virtus AllianzGI Short Duration High Income Fund, Virtus AllianzGI Water Fund and Virtus NFJ Emerging Markets Value Fund. The Trust may from time to time create additional series offered through new, revised or supplemented prospectus or private placement memoranda and statements of additional information.

Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Global Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund, a series of Virtus Investment Trust. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.

Pursuant to shareholder approval obtained at a shareholder meeting, on April 12, 2010 the Convertible Fund, High Yield Bond Fund, and International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund) assumed all of the assets and liabilities of the open-end Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund and Nicholas-Applegate International Growth Opportunities Fund, respectively (collectively, the “Predecessor Funds”). The purpose of these reorganizations was to seek economies of scale and reduce shareholder expenses through enhanced distribution opportunities.

On March 30, 2010, the NACM Global Equity 130/30 Fund was liquidated and dissolved. All shares of the fund outstanding on March 30, 2010 were automatically redeemed.

Prior to August 25, 2010, the Convertible Fund, High Yield Bond Fund, International Small-Cap Fund, Micro Cap Fund and Ultra Micro Cap Fund were sub-advised by Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the funds were named NACM Convertible Fund, NACM High Yield Bond Fund, NACM International Growth Opportunities Fund, NACM Micro Cap Fund and NACM Ultra Micro Cap Fund, respectively (collectively, the “NACM Funds”). On August 25, 2010, the Portfolio Management Agreement between Nicholas-Applegate and the NACM Funds’ Manager, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”) (the “Portfolio Management Agreement”) was novated and Allianz Global Investors Capital LLC (“AGIC”) (which was renamed Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) as of December 31, 2012), the indirect parent of Nicholas-Applegate and an affiliate of Allianz Global Fund Management, became the investment sub-adviser to the NACM Funds and is now responsible for day-to-day portfolio management. In connection with the novation and the substitution of AllianzGI U.S. as sub-adviser for the NACM Funds, these funds were renamed accordingly.

On April 1, 2011, the name of the Global Allocation Fund changed from Allianz Global Investors Solutions Core Allocation Fund, and the name of the Global Dynamic Allocation Fund changed from Allianz Global Investors Solutions Growth Allocation Fund, to Allianz Global Investors Solutions Global Allocation Fund and Allianz Global Investors Solutions Global Growth Allocation Fund, respectively.

On February 27, 2012, the Water Fund assumed all the assets and liabilities of the Allianz RCM Global EcoTrendsSM Fund, a series of the Trust. The purpose of the reorganization was to seek economies of scale and reduce shareholder expenses.

On October 22, 2012, the name of the AllianzGI NFJ Emerging Markets Value Fund changed from Allianz NFJ Emerging Markets Value Fund and the name of the AllianzGI U.S. Equity Hedged Fund changed from Allianz AGIC U.S. Equity Hedged Fund.

Prior to January 1, 2013, the AllianzGI Multi Asset Income Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund and AllianzGI Retirement 2055 Fund (the “Target Funds”), the Global Allocation Fund and the Global Dynamic Allocation Fund were sub-advised by Allianz Global Investors Solutions LLC (“AGI Solutions”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and AGI Solutions, which merged into AllianzGI U.S. on January 1, 2013.

Effective January 28, 2013, the name of each fund listed in the column entitled “Previous Name” in the table below was changed. The funds’ previous name and subsequent name, as of the date of this Statement of Additional Information, are set forth below.

Previous Name	Subsequent Name
Allianz AGIC Convertible Fund	AllianzGI Convertible Fund
Allianz AGIC High Yield Bond Fund	AllianzGI High Yield Bond Fund
Allianz AGIC Micro Cap Fund	AllianzGI Micro Cap Fund
Allianz AGIC Ultra Micro Cap Fund	AllianzGI Ultra Micro Cap Fund
Allianz Global Investors Retirement Income Fund	AllianzGI Multi Asset Income Fund (formerly, AllianzGI Retirement Income Fund)
Allianz Global Investors Solutions 2020 Fund	AllianzGI Retirement 2020 Fund
Allianz Global Investors Solutions 2025 Fund	AllianzGI Retirement 2025 Fund
Allianz Global Investors Solutions 2030 Fund	AllianzGI Retirement 2030 Fund
Allianz Global Investors Solutions 2035 Fund	AllianzGI Retirement 2035 Fund
Allianz Global Investors Solutions 2040 Fund	AllianzGI Retirement 2040 Fund
Allianz Global Investors Solutions 2045 Fund	AllianzGI Retirement 2045 Fund
Allianz Global Investors Solutions 2050 Fund	AllianzGI Retirement 2050 Fund
Allianz Global Investors Solutions 2055 Fund	AllianzGI Retirement 2055 Fund
Allianz Global Investors Solutions Global Allocation Fund	AllianzGI Global Allocation Fund
Allianz Global Investors Solutions Global Growth Allocation Fund	AllianzGI Global Dynamic Allocation Fund (formerly, AllianzGI Global Growth Allocation Fund)
Allianz RCM Global Water Fund	AllianzGI Water Fund (formerly, AllianzGI Global Water Fund)
Allianz RCM International Small-Cap Fund	AllianzGI International Small-Cap Fund
Allianz RCM Short Duration High Income Fund	AllianzGI Short Duration High Income Fund

Prior to April 1, 2013, the International Small-Cap Fund (formerly the AGIC International Growth Opportunities Fund), the Short Duration High Income Fund and the Water Fund were sub-advised by RCM Capital Management LLC (“RCM”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and RCM, which merged into AllianzGI U.S. on April 1, 2013. Prior to July 13, 2012, the International Small-Cap Fund was sub-advised by Allianz Global Investors U.S. LLC and the fund was named AGIC International Growth Opportunities Fund.

Effective as of April 1, 2013, former Institutional Class shares of the Target Funds were reclassified as Class R6 shares of the Target Funds and such Target Funds ceased to have any Institutional Class shares authorized or outstanding.

On July 1, 2014, the name of the Structured Return Fund changed from AllianzGI Structured Alpha Fund (which was named AGIC Structured Alpha Fund prior to October 22, 2012).

On February 2, 2015, the name of the Global Dynamic Allocation Fund changed from AllianzGI Global Growth Allocation Fund.

On June 3, 2015, the Board of Trustees of the Trust approved a change in the fiscal year end of each fund of the Trust. Effective as of September 30, 2015, each fund’s fiscal year end changed from November 30 to September 30.

On October 21, 2015, shareholders of AllianzGI Behavioral Advantage Large Cap Fund approved a reorganization of the fund with and into Fuller & Thaler Behavioral Core Equity Fund. The reorganization was completed on October 23, 2015.

On November 13, 2015, all Class D shares of Convertible Fund, Global Allocation Fund, Global Dynamic Allocation Fund, High Yield Bond Fund, International Small-Cap Fund, NFJ Emerging Markets Value Fund, Retirement 2020 Fund, Retirement 2030 Fund, Retirement 2040 Fund, Retirement 2050 Fund, Multi Asset Income Fund, Short Duration High Income Fund, Structured Return Fund, U.S. Equity Hedged Fund and Water Fund were converted into Class A shares of the same fund.

On December 4, 2015, all Class B shares of the Global Allocation Fund were converted into Class A shares of the fund.

On December 11, 2015, the AllianzGI Global Managed Volatility Fund was liquidated and dissolved.

On August 26, 2016, the AllianzGI Retirement 2015 Fund merged into the AllianzGI Multi Asset Income Fund.

On October 1, 2016, Allianz Global Fund Management was merged into AllianzGI U.S.

On January 31, 2017, the AllianzGI China Equity Fund was liquidated and dissolved.

Prior to July 1, 2017, the NFJ Emerging Markets Value Fund (the “NFJ Fund”) was sub-advised by NFJ Investment Group LLC (“NFJ”) pursuant to a Portfolio Management Agreement between AllianzGI U.S. and NFJ. On July 1, 2017, NFJ merged with AllianzGI U.S. Effective July 1, 2017, the Portfolio Management Agreement was terminated and AllianzGI U.S. assumed the day-to-day management of the NFJ Fund, pursuant to the Investment Management Agreement between the Trust and AllianzGI U.S.

On July 14, 2017, the AllianzGI NFJ International Value II Fund and the AllianzGI U.S. Small Cap Growth Fund were liquidated and dissolved.

On September 28, 2017, the AllianzGI Global Megatrends Fund, AllianzGI NFJ Global Dividend Value Fund and AllianzGI Multi-Asset Real Return Fund were liquidated and dissolved.

On February 1, 2018, the name of the Multi Asset Income Fund changed from AllianzGI Retirement Income Fund.

On May 18, 2018, the AllianzGI Global Fundamental Strategy Fund was liquidated and dissolved.

On August 17, 2018, the AllianzGI Best Styles Emerging Markets Equity Fund was liquidated and dissolved.

On January 22, 2019, the AllianzGI Europe Equity Dividend Fund and AllianzGI NFJ International Small-Cap Fund were liquidated and dissolved.

On February 1, 2019, the name of the Floating Rate Note Fund changed from AllianzGI Real Estate Debt Fund.

On June 3, 2019, the AllianzGI International Growth Fund was reorganized into the Nationwide AllianzGI International Growth Fund, a corresponding, newly-created series of Nationwide Mutual Funds.

On August 1, 2019, the name of the Emerging Markets SRI Debt Fund changed from AllianzGI Emerging Markets Debt Fund.

On February 1, 2020, the name of the Water Fund changed from AllianzGI Global Water Fund.

On July 7, 2020, AllianzGI U.S. and Virtus announced that they had entered into an agreement providing for a strategic partnership between the two parties. At a joint special shareholder meeting held on October 28, 2020, and adjournments thereto, (the “Meeting”), shareholders of the funds approved a transition to a new management structure whereby VIA became investment adviser for the funds, and affiliates of Virtus became distributor and/or administrator for the funds. In connection with the Meeting, each fund’s shareholders approved a new investment advisory agreement between each such fund and VIA that replaced the then-existing investment advisory agreement between each such fund and AllianzGI U.S. In addition, shareholders of the AllianzGI U.S. Funds approved a subadvisory agreement between VIA and AllianzGI U.S. whereby AllianzGI U.S. would serve as subadviser to the AllianzGI U.S. Funds, and shareholders of the NFJ Fund approved a subadvisory agreement between VIA and NFJ whereby NFJ would serve as subadviser to the NFJ Fund.

Effective February 1, 2021, the name of each fund listed in the column entitled “Previous Name” in the table below was changed to the corresponding name listed in the column entitled “New Name.” In addition, effective February 1, 2021, the name of the Trust changed from “Allianz Funds Multi-Strategy Trust” to “Virtus Strategy Trust.”

Previous Name	New Name
AllianzGI Convertible Fund	Virtus AllianzGI Convertible Fund
AllianzGI Core Plus Bond Fund	Virtus AllianzGI Core Plus Bond Fund
AllianzGI Emerging Markets Consumer Fund	Virtus AllianzGI Emerging Markets Consumer Fund
AllianzGI Emerging Markets Value Fund	Virtus NFJ Emerging Markets Value Fund
AllianzGI Global Allocation Fund	Virtus AllianzGI Global Allocation Fund
AllianzGI Global Dynamic Allocation Fund	Virtus AllianzGI Global Dynamic Allocation Fund
AllianzGI Global Sustainability Fund	Virtus AllianzGI Global Sustainability Fund
AllianzGI High Yield Bond Fund	Virtus AllianzGI High Yield Bond Fund
AllianzGI International Small-Cap Fund	Virtus AllianzGI International Small-Cap Fund
AllianzGI Preferred Securities and Income Fund	Virtus AllianzGI Preferred Securities and Income Fund
AllianzGI Short Duration High Income Fund	Virtus AllianzGI Short Duration High Income Fund
AllianzGI Water Fund	Virtus AllianzGI Water Fund

The Trust’s Prospectuses describe the investment objectives of the funds and the strategies that each fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for each fund is a non-fundamental policy of that fund and may be changed without shareholder approval upon 60 days’ notice. The following discussion supplements the disclosure in the Prospectuses.

Fund Type	Fund	Investment Objective
Fixed Income	Virtus AllianzGI Convertible Fund	The fund seeks maximum total return, consisting of capital appreciation and current income

	Virtus AllianzGI Core Plus Bond Fund	The fund seeks total return, consisting of current income and capital appreciation.

	Virtus AllianzGI High Yield Bond Fund	The fund seeks a high level of current income and capital growth.

	Virtus AllianzGI Preferred Securities and Income Fund	The fund seeks total return consisting of high current income and capital appreciation

	Virtus AllianzGI Short Duration High Income Fund	Seeks a high level of current income with lower volatility than the broader high yield market

International/Global	Virtus AllianzGI Emerging Markets Consumer Fund	The fund seeks long-term capital appreciation

	Virtus AllianzGI Global Allocation Fund	The fund seeks after-inflation capital appreciation and current income

	Virtus AllianzGI Global Dynamic Allocation Fund	The fund seeks long-term capital appreciation

	Virtus AllianzGI Global Sustainability Fund	The fund seeks long-term capital appreciation

	Virtus AllianzGI International Small-Cap Fund	The fund seeks maximum long-term capital appreciation

	Virtus AllianzGI Water Fund	Seeks long-term capital appreciation

	Virtus NFJ Emerging Markets Value Fund	The fund seeks long-term capital appreciation

Capital Stock and Organization of the Trust

The Trust is a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust on January 10, 2008 (the “Agreement and Declaration of Trust”). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest each with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Board may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders.

Holders of shares of a fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. Shareholders of all funds vote on the election of Trustees. On matters affecting an individual fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that fund or class is required. The Trust does not hold regular meetings of shareholders of the funds. The

Board will call a meeting of shareholders of a fund when at least 10% of the outstanding shares of that fund entitled to vote on the matter so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable and redeemable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such fund or class. The underlying assets of each fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular fund or class will be allocated by or under the direction of the Board as it determines to be fair. The Trust is not bound to recognize any transfer of shares of a fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

Shares begin earning dividends on fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a fund will be reinvested in additional shares of that fund or Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a fund’s property for all loss and expense of any shareholder of that fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Diversification of funds

Each fund is diversified under the 1940 Act with the exception of Water Fund which is a non-diversified fund. Each fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a RIC under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Fund Names and Investment Policies

Each of the funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.

Each of the following funds has a policy that states at least 80% of its assets will be invested in investments of the type suggested by its name:

Convertible Fund	Preferred Securities and Income Fund
Core Plus Bond Fund	Short Duration High Income Fund
Emerging Markets Value Fund	Water Fund
High Yield Bond Fund
International Small-Cap Fund

Under such policies:

1.

The Convertible Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities (such as warrants or options) that provide an opportunity for equity participation.

2.

The Core Plus Bond Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds, notes and other debt instruments, including derivatives that provide exposure to such investments.

3.

The Emerging Markets Consumer Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors.

4.

The Emerging Markets Value Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated that more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

5.

The High Yield Bond Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality).

6.

The International Small-Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index.

7.

The Preferred Securities and Income Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in preferred securities or debt securities issued by U.S. and non-U.S. issuers.

8.

The Short Duration High Income Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade, while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses.

9.

The Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities.

Portfolio Turnover

The portfolio turnover rate of each fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each fund’s shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each fund that has completed a fiscal period of operations is set forth in its summary prospectus and under “Financial Highlights” in the statutory prospectus.

Additional Performance Information

Performance information is computed separately for each class of a fund. Each fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the fund’s net asset values and public offering prices will separately present each class of shares. The funds also may compute current distribution rates and use this information in their Prospectus and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the funds will fluctuate over time, and any representation of the funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semiannual Reports contain additional performance information for the funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Trustees of the Trust have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the funds’ portfolio holdings. This policy provides that the funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, each fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The funds’ shareholder reports are available on Virtus’ Web site at virtus.com. The funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 15-day delay. Portfolio holdings may be released sooner at the Administrator’s discretion. Additionally, each fund except certain of the Trend Funds provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trust and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The funds’ policy provides that non-public disclosures of a fund’s portfolio holdings may only be made if (i) the fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the funds’ shareholders and will act in the best interest of the funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the funds’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the funds’ Board and/or the funds’ Administrator, the funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily, with no delay

Subadviser (Convertible Fund, Core Plus Bond Fund, Emerging Markets Consumer Fund, Global Allocation Fund, Global Dynamic Allocation Fund, Global Sustainability Fund, High Yield Bond Fund, International Small-Cap Fund, Preferred Securities and Income Fund, Short Duration High Income Fund, and Water Fund)	AllianzGI U.S.	Daily, with no delay

Subadviser (Emerging Markets Value Fund)	NFJ	Daily, with no delay

Administrator		Daily, with no delay

Distributor	VP Distributors, LLC	Daily, with no delay

Class Action Service Provider	Institutional Shareholder Services	Daily, with no delay

Custodian and Security Lending Agent	The Bank of New York Mellon	Daily, with no delay

Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon	Daily, with no delay

Middle Office for Subadviser (NFJ Funds)	SS&C, Inc.	Daily, with no delay

Middle Office for Subadviser (AllianzGI U.S. Funds)	State Street Bank and Trust Company	Daily, with no delay

Independent Registered Public Accounting Firm	PwC	Annually, within 15 business days of end of fiscal year.

Performance Analytics Firm	FactSet Research Systems Inc.	Daily, with no delay

Liquidity Management Analytics System	MSCI Group	Daily, with no delay

Back-end Compliance Monitoring System	BNY Mellon	Daily, with no delay

Code of Ethics	StarCompliance, LLC	Daily, with no delay

Printing firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period.

Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser

Trading system, compliance monitoring, and trade execution analysis	Bloomberg	daily

Analysis and reporting services	IDS GmbH	daily

Execution evaluation	Virtu Financial, Inc. (formerly, Plexus ITG)	daily

Valuation services	Markit	varied

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. There is no guarantee that the funds’ policies on use and dissemination of holdings information will protect the funds from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems Inc. and Thompson Reuters	Monthly with a 15 day delay.
Rating Agencies	Lipper Inc. and Morningstar	Monthly with a 15 day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Monthly with a 15 day delay.

Other Virtus Mutual Funds

In addition to the funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, and Virtus Investment Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	C	I	R6	P	Institutional	Administrative
Virtus Alternative Solutions Trust	Virtus Aviva Multi-Strategy Target Return Fund	X	X	X	X
	Virtus Duff & Phelps Select MLP and Energy Fund	X	X	X
	Virtus KAR Long/Short Equity Fund	X	X	X	X
Virtus Asset Trust	Virtus Ceredex Large-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Mid-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Small-Cap Value Equity Fund	X	X	X	X
	Virtus Seix Core Bond Fund	X		X	X
	Virtus Seix Corporate Bond Fund	X	X	X	X
	Virtus Seix Floating Rate High Income Fund	X	X	X	X
	Virtus Seix High Grade Municipal Bond Fund	X		X
	Virtus Seix High Income Fund	X		X	X
	Virtus Seix High Yield Fund	X		X	X
	Virtus Seix Investment Grade Tax-Exempt Bond Fund	X		X
	Virtus Seix Short-Term Bond Fund	X	X	X
	Virtus Seix Short-Term Municipal Bond Fund	X		X
	Virtus Seix Total Return Bond Fund	X		X	X
	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	X		X	X
	Virtus Seix U.S. Mortgage Fund	X	X	X
	Virtus Seix Ultra-Short Bond Fund	X		X
	Virtus SGA International Growth Fund	X		X	X
	Virtus Silvant Large-Cap Growth Stock Fund	X		X	X

Trust	Fund	Class/Shares
		A	C	I	R6	P	Institutional	Administrative
	Virtus Silvant Small-Cap Growth Stock Fund	X		X	X
	Virtus Zevenbergen Innovative Growth Stock Fund	X		X	X
Virtus Equity Trust	Virtus KAR Capital Growth Fund	X	X	X	X
	Virtus KAR Equity Income Fund	X	X	X	X
	Virtus KAR Global Quality Dividend Fund	X	X	X	X
	Virtus KAR Mid-Cap Core Fund	X	X	X	X
	Virtus KAR Mid-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Core Fund	X	X	X	X
	Virtus KAR Small-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Value Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Core Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Growth Fund	X	X	X	X
	Virtus SGA Emerging Markets Growth Fund	X	X	X	X
	Virtus SGA Global Growth Fund	X	X	X	X
	Virtus SGA New Leaders Growth Fund	X	X	X	X
	Virtus Tactical Allocation Fund	X	X	X	X
Virtus Opportunities Trust	Virtus Duff & Phelps Global Infrastructure Fund	X	X	X	X
	Virtus Duff & Phelps Global Real Estate Securities Fund	X	X	X	X
	Virtus Duff & Phelps International Real Estate Securities Fund	X	X	X
	Virtus Duff & Phelps Real Asset Fund	X	X	X
	Virtus Duff & Phelps Real Estate Securities Fund	X	X	X	X
	Virtus FORT Trend Fund	X	X	X	X
	Virtus KAR Emerging Markets Small-Cap Fund	X	X	X	X
	Virtus KAR International Small-Cap Fund	X	X	X	X
	Virtus KAR International Small-Mid Cap Fund	X	X	X	X
	Virtus Newfleet Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet High Yield Fund	X	X	X	X
	Virtus Newfleet Low Duration Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Intermediate Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Short Term Bond Fund*	X	X	X	X
	Virtus Newfleet Senior Floating Rate Fund	X	X	X	X
	Virtus Newfleet Tax-Exempt Bond Fund	X	X	X

Trust	Fund	Class/Shares
		A	C	I	R6	P	Institutional	Administrative
	Virtus Vontobel Emerging Markets Opportunities Fund	X	X	X	X
	Virtus Vontobel Foreign Opportunities Fund	X	X	X	X
	Virtus Vontobel Global Opportunities Fund	X	X	X	X
	Virtus Vontobel Greater European Opportunities Fund	X	X	X
Virtus Investment Trust	Virtus NFJ Dividend Value Fund	X	X		X	X	X	X
	Virtus AllianzGI Emerging Markets Opportunities Fund	X	X		X	X	X
	Virtus AllianzGI Focused Growth Fund	X	X		X	X	X	X
	Virtus AllianzGI Global Small-Cap Fund	X	X			X	X
	Virtus AllianzGI Health Sciences Fund	X	X			X	X
	Virtus AllianzGI Income & Growth Fund	X	X			X	X
	Virtus AllianzGI Technology Fund	X	X			X	X	X
	Virtus NFJ International Value Fund	X	X		X	X	X	X
	Virtus NFJ Large-Cap Value Fund	X	X			X	X	X
	Virtus AllianzGI Mid-Cap Growth Fund	X	X			X	X	X
	Virtus NFJ Mid-Cap Value Fund	X	X		X	X	X	X
	Virtus AllianzGI Small-Cap Fund	X	X		X	X	X
	Virtus NFJ Small-Cap Value Fund	X	X		X	X	X	X

*	Virtus Newfleet Multi-Sector Short Term Bond Fund also offers Class C1 Shares.

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement each fund’s investment strategies and policies set forth in the funds’ prospectuses. Some of the investment strategies and policies described below and in each fund’s prospectus set forth percentage limitations on a fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund’s investment strategies and policies.

Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “fund” may be used to refer to any fund.

Investment Technique	Description and Risks
Commodities-Related Investing	Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity- related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the funds may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities.

In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Dividends, Distributions and Taxes” below, a fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a fund’s non-qualifying income to exceed 10% of the fund’s gross income for any year, the fund would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the fund level. A fund’s intention to so qualify can therefore limit the manner in or extent to which the fund seeks exposure to commodities.

Collateralized Debt Obligations	Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Convertible Securities	A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Investment Technique	Description and Risks
Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the fund is called for redemption, the fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The fund might be more willing to convert such securities to common stock.

In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

A fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for the fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the fund may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

The funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives.

Contingent Capital Securities

Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level.

Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening a fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.

Corporate Debt Securities	Each fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the fund’s minimum ratings criteria or if unrated are, in the fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Investment Technique	Description and Risks
“Covenant-Lite” Obligations	The funds may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack, or possess fewer, financial covenants that protect lenders than other obligations. Covenant-lite agreements may feature incurrence covenants, as opposed to the more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend or making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Debt Investing	Each fund may invest in debt, or fixed income, instruments. Debt, or fixed income, instruments (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt instruments are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the instrument’s maturity. Some debt instruments, such as zero-coupon bonds (discussed below), do not pay interest but may be sold at a deep discount from their face value.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)	Each fund may invest in “Yankee bonds”, which are dollar- denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Equity-Linked Securities

Each fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs (as defined below), which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions.

The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall.

Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting.

Investment Technique	Description and Risks

In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third- party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities.

The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities.

Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

Preferred Equity Redemption Cumulative Stock (PERCS)

PERCS technically is preferred stock with some characteristics of common stock.

PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%.

Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS.

In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

Equity-Linked Securities (ELKS)

ELKS differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock.

ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity.

Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

Liquid Yield Option Notes (LYONs)

LYONs differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock.

LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value.

The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs.

Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates.

A fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like a fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

Investment Technique	Description and Risks
Exchange-Traded Notes (“ETNs”)	Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.

The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

High-Yield Fixed Income Securities (“Junk Bonds”)	Investments in securities rated “BB” or below by S&P, Fitch, Kroll or DBRS, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher- rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low- rated security defaulted, the applicable fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable fund’s NAV.

Investment Technique	Description and Risks
Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable fund may have to replace the securities with a lower yielding security which would result in lower returns for the fund.

A fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the fund.

Interest Rate Environment Risk	In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. The Federal Reserve also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). The Federal Reserve increased the federal funds rate in December 2015, however, as the United States continues to experience the economic effects of the global health pandemic, the Federal Reserve lowered interest rates to zero percent in March 2020. In addition, the Federal Reserve once again implemented its quantitative easing program, announcing it would purchase government and mortgage-related bonds as part of its emergency action to protect the economy from the impact of the coronavirus outbreak.

Investment Technique	Description and Risks
Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the fund’s performance to the extent the fund is exposed to such interest rates. A low interest rate environment may have an adverse impact on each fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets because of the low yields from the fund’s portfolio investments. Alternatively, a general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from fund that hold large amounts of fixed-income securities. Heavy redemptions could cause the fund to sell assets at inopportune times or at a loss or depressed value and could hurt the fund’s performance.

Further, Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a funds’ investments and a funds’ share price to decline or create difficulties for the fund in disposing of investments. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives.

A fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the fund. To the extent a fund experiences high redemptions because of these policy changes, the fund may experience increased portfolio turnover, which will increase the costs that the fund incurs and lower the fund’s performance.

Inverse Floating Rate Obligations	Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund holding these instruments could lose money and its NAV could decline.

No fund will invest more than 5% of its assets in inverse floaters.

Letters of Credit	Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant fund’s subadviser, are of investment quality comparable to other permitted investments of the fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments	A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the fund may invest include interests in both secured and unsecured corporate loans. When a fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Investment Technique	Description and Risks

There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a fund may invest may not be considered “securities,” and therefore the fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A fund may come into possession of material, non-public information about a borrower as a result of the fund’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of material, non-public information, the fund might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the fund; (iv) impede the fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the fund to adverse tax or regulatory consequences.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the fund. Accordingly, such participations are speculative and may result in the income level and net assets of the fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the fund to be illiquid investments. A fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant fund’s subadviser has determined meets the prescribed quality standards of the fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a fund’s rights against the borrower may be more limited than those held by the original lender.

Certain funds invest significantly in floating rate loans that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these investments. The extent of this impact will depend on the specific loans, as well as the terms of those loans.

Investment Technique	Description and Risks
Many loans have interest rate provisions referencing LIBOR that, when drafted, did not contemplate the permanent discontinuation of LIBOR and, as a result, there may be uncertainty or disagreement over how the loans should be interpreted. For example, loans without fallback language, or with fallback language that does not contemplate the discontinuation of LIBOR, could become less liquid and/or change in value as the date approaches when LIBOR will no longer be updated. Further, the interest rate provisions of these loans may need to be renegotiated. Finally, there may be other risks related to the discontinuation of LIBOR, such as loan price volatility risk and technology or systems risk.

Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The alternative reference rates may be more volatile than LIBOR and may perform erratically until widely accepted within the marketplace. The risks associated with this discontinuation and transition will persist if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Senior Loans

A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The fund typically purchases “assignments” from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each fund is permitted to invest a portion of its total assets in “participations.” Loan participations are interests in loans to corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a Loan participation, the borrower corporation is the underlying issuer of the loan, but the fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a Loan participation, it is subject to the credit risks associated with the underlying corporate borrower.

Participations by the fund in a Loan Investor’s portion of a Senior Loan typically will result in the fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower.

In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation.

Investment Technique	Description and Risks

As a result, the fund may assume the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.

In the event of bankruptcy or insolvency of the corporate borrower, a Loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller.

In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the borrower.

Under the terms of a Loan participation, the fund may be regarded as a creditor of the seller of the loan participation (rather than of the underlying corporate borrower), so that the fund may also be subject to the risk that the seller of the loan participation may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the fund may be regarded as illiquid.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). The fund will generally rely upon the Agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the fund has direct recourse against the borrower, the fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower.

With respect to Senior Loans for which the Agent does not perform administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.

Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for a fund. A fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated.

A fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral.

Investment Technique	Description and Risks

In addition, a fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate a fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.

If a court requires interest to be refunded, it could negatively affect a fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation.

There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a fund’s security interest in loan collateral.

If a fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, a fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a fund could also have to refund interest.

A fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to a fund’s purchase of a Senior Loan.

A fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a fund’s investment policies.

Economic and other market events may reduce the demand for certain senior loans held by the fund, which may adversely impact the net asset value of the fund.

Municipal Securities and Related Investments	Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Investment Technique	Description and Risks
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the funds. For the purpose of each fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond. The funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a fund.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

General Obligation Bonds	Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Investment Technique	Description and Risks
Industrial Development Bonds	Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds	The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases	Each fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non- appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes	Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Investment Technique	Description and Risks
Tax Anticipation Notes	Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper	Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees	While the funds do not invest in securities to exercise control over the securities’ issuers, each fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the fund. Such participation may subject the relevant fund to expenses such as legal fees and may deem the fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the fund to material non- public information of the issuer, and therefore may restrict the fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a fund on such committees also may expose the fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A fund will participate on such committees only when the fund’s subadviser believes that such participation is necessary or desirable to enforce the fund’s rights as a creditor or to protect the value of securities held by the fund.

Payable in Kind (“PIK”) Bonds	PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Fixed Rate Preferred Stocks	Some fixed rate preferred stocks in which a fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks	Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Adviser expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning

Investment Technique	Description and Risks
Ratings	The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After a fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the fund. A subsequent downgrade does not require the sale of the security, but the fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a fund will invest in securities which are deemed by the fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Revolving Credit Facilities (Revolvers)

Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest.

These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, the fund will segregate or earmark liquid assets with the fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.

The fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments.

Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Each fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that fund’s limitation on illiquid investments.

Investment Technique	Description and Risks

Sovereign Debt	Each fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging- market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the funds hold non- performing sovereign debt, the funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds	Each fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Investment Technique	Description and Risks
Stand-by Commitments	Each fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a fund are valued at zero in determining the fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds	Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tax Credit Bonds (“Build America Bonds”)	Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy. At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35% of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs. This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.

Tender Option Bonds	Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations	Each fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

The floating and variable rate obligations that the funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When a fund purchases a floating or variable rate demand instrument, the fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the funds’ custodian subject to a sub- custodian agreement between the bank and the funds’ custodian.

Investment Technique	Description and Risks
The floating and variable rate obligations that the funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the fund an undivided interest in the underlying obligations in the proportion that the fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to a fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero, Deferred and Step Coupon Debt Securities and Payment-in-Kind Securities	Each fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a fund invests in zero or deferred coupon bonds, there is a risk that the value of the fund’s shares may decline more as a result of an increase in interest rates than would be the case if the fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, each fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the fund’s current income could be less than it otherwise would have been. Instead of using cash, the fund might liquidate investments in order to satisfy these distribution requirements.

Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Payment-in-kind securities are debt or preferred securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Investment Technique	Description and Risks
Derivative Instruments	Each fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Each fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity- linked derivatives.

Each fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject a fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. For example, a percentage of the fund’s assets may be segregated to cover its obligations with respect to the derivative investment, which may make it more difficult for the fund’s subadviser to meet redemption requests or other short-term obligations.

Investments in derivatives in general are also subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

As a seller of a credit default swap, a fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the fund is subject to investment exposure on the notional amount of the swap. (See “Leverage” below). Additionally, holding a position in a credit default swap could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent a fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss.

Among other trading agreements, certain funds are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern OTC derivative transactions entered into by such funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a fund’s operations.

Commodity Interests	Certain of the derivative investment types permitted for the funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, as of the date of this SAI, each fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, each fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under another CFTC regulation.

Investment Technique	Description and Risks
The CFTC has adopted amendments to its rules that may affect the funds’ ability to continue to claim exclusion or exemption from regulation. If a fund’s use of these techniques would cause the fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the fund’s commodity pool operator, and the fund’s subadviser may be subject to registration and regulation as the fund’s commodity trading advisor. A fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the fund’s use of these techniques and other instruments may be limited or restricted.

Credit-linked Notes	Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Equity-linked Derivatives	Each fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.

Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a fund investing in other investment companies.)

Eurodollar Instruments	The funds may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.

Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a fund invests.

Investment Technique	Description and Risks
Foreign Currency Forward Contracts, Futures and Options	Each fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the fund would not be subject absent the use of these strategies. If a fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the fund may leave the fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)

A fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

A fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, a fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

Investment Technique	Description and Risks
A fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the fund receives a premium from writing a put or call option, which increases the fund’s current return if the option expires unexercised or is closed out at a net profit. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant fund’s ability to act upon economic events occurring in foreign markets during non- business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the funds are discussed below, although each fund is also permitted to engage in other similar transactions to the extent consistent with the fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts	A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the fund’s commitments with respect to such contracts.

Foreign Currency Futures Transactions	Each fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Investment Technique	Description and Risks
Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the net amount of the fund’s obligation. For foreign currency futures transactions, the prescribed amount will generally be the daily value of the futures contract, marked to market.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under CFTC rules the funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options	A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Investment Technique	Description and Risks
As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the fund’s position, the fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Foreign Currency Warrants	Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Investment Technique	Description and Risks
Performance Indexed Paper	Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)	PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts

Each fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.

A fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Except as otherwise described in this SAI, the funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the fund’s current income and involve a loss of principal. Any incremental return earned by the fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

Investment Technique	Description and Risks
The funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the fund will mark to market its open futures positions.

The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant fund.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. Generally, for cash-settled futures contracts the prescribed amount is the net amount of the fund’s obligation, and for non-cash-settled futures contracts the prescribed about is the notional value of the reference obligation.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the fund invests in futures contracts. (See “Commodity Interests” in this SAI.)

The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a capital gain, or if it is more, the fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the fund realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

Investment Technique	Description and Risks
Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the fund would continue to be required to make daily margin payments. In this situation, if the fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the fund to incur additional brokerage commissions and may cause an increase in the fund’s portfolio turnover rate.

The successful use of futures contracts and related options may also depend on the ability of the relevant fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a fund or such prices move in a direction opposite to that anticipated, the fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off- setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Investment Technique	Description and Risks

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

In addition to other futures contracts and options thereon, the funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

A fund will be required to segregate initial margin in the name of the futures broker upon entering into an index future.

For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset- Backed Securities

Each fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the fund purchases mortgage-related securities at a premium, unscheduled prepayment, which are made at par, result in a loss equal to any unamortized premium.

Investment Technique	Description and Risks

Duration is one of the fundamental tools used by a fund’s subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

A fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the funds.

Collateralized Mortgage Obligations (“CMOs”)	CMOs are hybrid instruments with characteristics of both mortgage- backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

Investment Technique	Description and Risks
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass- through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass-through Securities	Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government- related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass- through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Investment Technique	Description and Risks

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the fund’s subadviser determines that the securities meet the fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass- through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

The funds will consider the assets underlying privately-issued, mortgage-related securities, and other asset-backed securities, when determining the industry of such securities for purposes of the funds’ industry concentration restrictions set forth in the ‘Investment Restrictions’ section of this SAI, and as a result such securities may not be deemed by the funds to represent the same industry or group of industries. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor

U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Investment Technique	Description and Risks

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship.

FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Adjustable Rate Mortgage-Backed Securities	Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities

Commercial Mortgage-Backed Securities	Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities

Other Asset-Backed Securities	Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Investment Technique	Description and Risks

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage- backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Each fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant fund’s investment objectives and policies.

Options	Each fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

Investment Technique	Description and Risks
To the extent required to comply with SEC Release No. IC-10666, options written by a fund will be covered and will remain covered as long as the fund is obligated as a writer. A call option is “covered” if the fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the fund. A put option is “covered” if the fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the fund’s execution of a closing purchase transaction. This means that a fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The fund will be subject to the risk of market decline or appreciation in the instrument during such period.

To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. For options transactions, the prescribed amount will generally be the market value of the underlying instrument but will not be less than the exercise price.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a fund expires unexercised, the fund will realize a loss equal to the premium paid. If a fund enters into a closing sale transaction on an option purchased by it, the fund will realize a gain if the premium received by the fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a fund expires on the stipulated expiration date or if a fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Investment Technique	Description and Risks
There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the- counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the fund’s obligation pursuant to such options are illiquid, and are therefore subject to each fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options	Each fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

With respect to yield curve options, a call or put option is covered if a fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the fund’s net liability under the two options. Therefore, the fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option it wrote less the value of the option it holds. A fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Investment Technique	Description and Risks
Reset Options	In certain instances, a fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a fund is paid at termination, the fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

OTC Options	The funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The funds may also purchase and write so-called dealer options. Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose a fund to greater counterparty risk than exchange-traded derivatives.

Swaptions	A fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A fund’s financial liability associated with swaptions is linked to the marked-to- market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the fund in the case of an uncovered swaption is unlimited.

Swap Agreements	Each fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A fund’s subadviser may use swaps in an attempt to obtain for the fund a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s obligations under a swap agreement will be accrued daily on the fund’s accounting records (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the fund liquid assets to avoid leveraging of the fund’s portfolio.

Investment Technique	Description and Risks
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund’s subadviser will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the funds by the Code may limit the funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

The SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a comprehensive regulatory framework for swap transactions. Under the regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A fund engaging in swap transactions may incur additional expenses as a result of these regulatory requirements. The Adviser is continuing to monitor the implementation of these regulations and to assess their impact on the funds.

Credit Default Swap Agreements	Each fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing; however, if an event of default occurs, the fund receives full notional value for a reference obligation that may have little or no value. As a seller, a fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund.

Investment Technique	Description and Risks

As with other swaps, when a fund enters into a credit default swap agreement, to the extent required by applicable law and regulation the fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the fund’s net exposure under the swap (the “Segregated Assets”). Generally, the minimum cover amount for a swap agreement is the amount owed by the fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the fund sells protection on an individual credit default swap, upon a credit event, the fund may be obligated to pay the cash equivalent value of the asset. Therefore, the cover amount will be the notional value of the underlying credit. With regard to selling protection on an index (CDX), as a practical matter, the fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the fund, if any, on a daily mark-to-market basis is required as cover.

Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A fund will enter into swap agreements only with counterparties deemed creditworthy by the fund’s subadviser.

Dividend Swap Agreements	A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.

Inflation Swap Agreements	Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.

Total Return Swap Agreements	“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.

Investment Technique	Description and Risks
Variance and Correlation Swap Agreements	Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Equity Securities	The funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the fund of a portfolio security to meet redemptions by shareholders or otherwise may require the fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long- term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a fund invests will cause the NAV of the fund to fluctuate.

Initial Public Offerings	A fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a fund’s Adviser or subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the fund.

Securities of Small and Mid Capitalization Companies	While small and medium-sized issuers in which a fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-

Investment Technique	Description and Risks
capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a fund invests in small or mid- capitalization companies, these factors may result in above-average fluctuations in the NAV of the fund’s shares. Therefore, a fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a fund solely investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the funds invest are determined at the time of purchase.

Unseasoned Companies	As a matter of operating policy, each fund may invest to a limited extent in securities of unseasoned companies and new issues. The subadviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange- listed companies. Generally a fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing	The funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The funds may also invest in domestic securities denominated in foreign currencies. Factors that may be considered when assessing compliance with investment policies that designate a minimum or maximum level of investment in non-U.S. securities include, but are not limited to, whether such securities are securities of companies that are organized and headquartered outside the U.S. (including securities traded in local currencies); non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. A fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Other differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a fund’s ability to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in

Investment Technique	Description and Risks
currencies other than the U.S. dollar. Many of the foreign securities held by a fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payment positions. Finally, the funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the funds and which may not be recoverable by the funds or their investors.

The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the funds’ investments in foreign securities and to the funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Funds that have significant exposure to certain countries can be expected to be impacted by the political and economic conditions within such countries. There is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s vote to exit the EU in June 2016. In March 2017, the United Kingdom provided formal notification of its intention to withdraw from the European Union pursuant to Article 50 of the Treaty of Lisbon to the European Council. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the European Union. The European Parliament formally approved the withdrawal on January 30, 2020. The withdrawal agreement entered into between the United Kingdom and European Union entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the European Union. Following the withdrawal, an eleven-month transition period began, ending December 31, 2020, during which the United Kingdom commenced negotiating its future relationship with the European Union. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union, and the

Investment Technique	Description and Risks

range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The world’s securities markets may be significantly disrupted and adversely affected. In addition, the uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Member States of the European Union recently put in place new laws and regulations to implement the second Markets in Financial Instruments Directive (“MiFID II”) and the related Markets in Financial Instruments Regulation (“MiFIR”). These impose new regulatory obligations and costs, among other things with respect to the processes and conditions under which global asset managers such as AllianzGI U.S., subadviser to the AllianzGI U.S. Funds, acquire investment research. Notably, investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). Although AllianzGI U.S. and the Trust are both organized in the U.S., they may be affected by MiFID II in several potential scenarios, including, without limitation, where: AllianzGI U.S. seeks to aggregate trades on behalf of the Trust with those of vehicles that are directly subject to MiFID II; AllianzGI U.S. seeks to use brokers based in the European Union; and/or AllianzGI U.S. or the Trust make use of advisory personnel who are subject to European Union regulation.

A fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the fund’s income distributions to constitute returns of capital for tax purposes or require the fund to make distributions exceeding book income to qualify for treatment as a regulated investment company for U.S. federal tax purposes. A fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by taxable shareholders.

Depositary Receipts	Each fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Investment Technique	Description and Risks
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities	The funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the subadviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the fund’s investments in such countries and the availability of additional investments in such countries.

The funds may invest in some emerging markets through trading structures or protocols that subject them to risks such as those associated with illiquidity, custodying assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of portfolio securities or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the funds of any restrictions on investments.

Investment Technique	Description and Risks
Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the funds.

Foreign Currency Transactions

Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the additional risk of currency fluctuations. In the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. The local emerging market currencies in which a fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, a fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the fund may hold such currencies for an indefinite period of time.

In addition, a fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the fund is exercised or the fund is unable to close out a forward contract. A fund may hold foreign currency in anticipation of purchasing foreign securities.

A fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the fund’s subadviser, it is in the best interest of the fund to do so. In such instances as well, the fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the fund to risk of loss if such rates move in a direction adverse to the fund’s position. Such losses could reduce any profits or increase any losses sustained by the fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When a fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the fund incurs expenses in converting assets from one currency to another. A fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Investment Technique	Description and Risks
Foreign Investment Companies	Some of the countries in which the funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations	The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the funds to participate in privatizations may be limited by local law, or the terms on which a fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements	Each fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts	Each fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Hybrid Instruments	The funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Investment Technique	Description and Risks

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A fund’s Adviser analyzes these notes and securities in its overall assessment of the effective duration of the fund’s holdings in an effort to monitor the fund’s interest rate risk

Illiquid and Restricted Securities	Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each fund may invest up to 15% of its net assets in illiquid assets. No fund or In-Kind ETF may acquire any illiquid investment if, immediately after the acquisition, the fund or In-Kind ETF would have invested more than 15% of its net assets in illiquid investments that are assets. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Investment Technique	Description and Risks

Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair the funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the fund within seven days may be deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

The funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

An investment’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the investment and therefore the investments described in this section may be determined to be liquid in accordance with the fund’s liquidity risk management program approved by the Board. The Trustees have delegated to each fund’s investment adviser the determination of the liquidity of such investments in the respective fund’s portfolio as administrator of the fund’s liquidity risk management program. The fund’s investment adviser will take into account relevant market, trading and investment-specific considerations when determining whether an investment is illiquid.

If illiquid assets exceed 15% of a fund’s net assets after the time of purchase, the fund will take steps to reduce, in accordance with Rule 22e-4 under the 1940 Act, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the fund holding them to decline. An investment that is determined by a fund’s investment adviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Investment Technique	Description and Risks
Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage	Each fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)

The following are some of the funds’ permitted investment techniques that are generally viewed as creating leverage for the funds.

Borrowing	A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no- action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Investment Technique	Description and Risks
Interfund Borrowing and Lending	The Virtus Funds and their investment advisers have received exemptive relief from the SEC which permits the Virtus Funds to participate in an interfund lending program. The interfund lending program allows the participating Virtus Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of the participating Virtus Funds, including the following: (1) no Virtus Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Virtus Funds under a loan agreement; and (2) no Virtus Fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements or the yield of any money market fund in which the Virtus Fund could invest. In addition, a Virtus Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives, policies and limitations. Interfund loans and borrowings have a maximum duration of seven days and loans may be called on one business day’s notice.

A participating Virtus Fund may not lend to another Virtus Fund under the interfund lending program if the interfund loan would cause its aggregate outstanding interfund loans to exceed 15% of its current net assets at the time of the loan. Interfund loans by a Virtus Fund to any one Virtus Fund may not exceed 5% of net assets of the lending Virtus Fund.

The restrictions discussed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Virtus Fund and the borrowing Virtus Fund. However, no borrowing or lending activity is without risk. If a Virtus Fund borrows money from another Virtus Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the borrowing Virtus Fund may have to borrow from a bank at higher rates if an interfund loan were not available from another Virtus Fund. A delay in repayment to a lending Virtus Fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing Virtus Fund could be unable to repay the loan when due.

Mortgage “Dollar-Roll” Transactions	Each fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the fund compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Reverse Repurchase Agreements	Reverse repurchase agreements are transactions in which the fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Investment Technique	Description and Risks
Generally, a reverse repurchase agreement enables the fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

Because reverse repurchase agreements are considered borrowing under the 1940 Act, while a reverse repurchase agreement is outstanding, the fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties that the fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.

Market Volatility Risk	The fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Master Limited Partnerships (“MLPs”)	An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general

Investment Technique	Description and Risks
partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Money Market Instruments	Each fund may invest in money market instruments, which are high- quality short-term investments. The types of money market instruments most commonly acquired by the funds are discussed below, although each fund is also permitted to invest in other types of money market instruments to the extent consistent with the fund’s investment limitations and restrictions.

Banker’s Acceptances	A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper	Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The commercial paper purchased by the funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks	The money market instruments in which the funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Obligations	Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Investment Technique	Description and Risks
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing	Each fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.

In connection with the management of its daily cash positions, each fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares

Investment Technique	Description and Risks

beyond the statutory limitations discussed above, subject to certain conditions. The funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the funds to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a fund invests in such an investment company, the fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the funds of investing in commodity interests.)

Investors in each fund should recognize that when a fund invests in another investment company, the fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the fund bears directly in connection with its own operations.

Real Estate Investment Trusts (“REITs”)	Each fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

• Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

• Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the fund, he will bear not only his proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, environmental liability risks, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, possible adverse changes in zoning laws, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Investment Technique	Description and Risks
Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Regulation S Securities	A fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the investment will be included with a fund’s 15% of net assets limitation on investment in illiquid securities. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Repurchase Agreements	Each fund may enter into repurchase agreements by which the fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest payable to the fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to each fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Investment Technique	Description and Risks
Securities Lending	Subject to certain investment restrictions, each fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the fund lending its securities.

A fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending fund.

No fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Short Sales	Each fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. Short sales may be used by a fund for investment and risk management purposes, including when the subadviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a “market neutral” strategy). A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The fund is required to make a margin deposit in connection with such short sales; the fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a fund engages in naked short sales, the fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the fund for the security at the time it was borrowed.

Investment Technique	Description and Risks
When a fund sells securities short, to the extent required by applicable law and regulation the fund will “cover” the short sale, which generally means that the fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

Special Situations	Each fund may invest in special situations that the fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Stapled Securities	A stapled security consists of two or more securities that are combined to form one security such that the individual securities cannot be traded separately. For example, an interest in a portfolio of real estate properties (a REIT) may be combined with an interest in the operating company that manages the portfolio of those properties. Investors in stapled securities are subject to the risks inherent with each security that makes up the stapled security.

Structured Notes

Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index.

In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.

Temporary Investments

When business or financial conditions warrant, each fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which a fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a fund may invest for temporary defensive purposes will be those that the fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

Investment Technique	Description and Risks
Warrants or Rights to Purchase Securities	Each fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A fund will make such investments only if the underlying securities are deemed appropriate by the fund’s subadviser for inclusion in the fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a fund’s ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions	Each fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

Investment Technique	Description and Risks
When-issued purchases and forward commitments enable the fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the fund could prevent the fund from realizing a price or yield considered to be advantageous and could cause the fund to incur expenses associated with unwinding the transaction.

When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the fund may agree to a longer settlement period.

The funds will make commitments to purchase securities on a when- issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a fund may dispose of or renegotiate a commitment after it is entered into. A fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. The fund may realize a capital gain or loss in connection with these transactions.

When a fund purchases securities on a when-issued or forward- commitment basis, the fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the fund’s purchase commitments. These procedures are designed to ensure that each fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular fund only by a vote of the holders of a majority of such fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a fund means the lesser of (a) 67% of the shares of the particular fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such fund.

The investment restrictions set forth below are fundamental policies of the Global Allocation Fund and the Global Dynamic Allocation Fund and may not be changed with respect to any such fund without shareholder approval by vote of a majority of the outstanding voting securities of that fund. Under these restrictions, each such fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(4) may not purchase or sell commodities, except that the fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the fund’s portfolio securities; and

(8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The investment restrictions set forth below are fundamental policies of the Convertible Fund, Core Plus Bond Fund, Global Sustainability Fund, High Yield Bond Fund, International Small-Cap Fund, Emerging Markets Value Fund and Short Duration High Income Fund and may not be changed with respect to any such fund without shareholder approval by vote of a majority of the outstanding voting securities of that fund. Under these restrictions, each such fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit a fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the fund’s portfolio securities.

While each of the above mentioned funds is “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of such fund’s status as a diversified Company, the Short Duration High Income Fund has an explicit fundamental policy that it may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

The investment restrictions set forth below are fundamental policies of the Preferred Securities and Income Fund, and may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of the fund. Under these restrictions, the fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate at least 25% of its total assets in the financials sector;

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the fund’s portfolio securities.

With respect to the fund’s fundamental investment policy (1) relating to industry concentration, the fund currently considers the financials sector to include the banking, diversified financials, financial data processing, financial information services, investment management, savings and loans, securities brokerage and services, real estate (including real estate investment trusts (“REITs”)) and insurance industries, finance companies, including captive finance companies, and similar issuers.

The Preferred Securities and Income Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. Pursuant to fundamental investment policy (1) above, the Preferred Securities and Income Fund expects to concentrate in the financials sector. The Preferred Securities and Income Fund maintains a compliance policy to concentrate in the financials sector and does not reserve discretion to deviate from that compliance policy. The industry concentration policy of this fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.

The investment restrictions set forth below are fundamental policies of the Water Fund, and may not be changed with respect to such fund without shareholder approval by vote of a majority of the outstanding voting securities of that fund. Under these restrictions, such fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector;

With respect to the fund’s fundamental investment policy (1) relating to industry concentration, the fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities. “Water-related activities” consist of those that relate to the quality or availability of or demand for potable and non-potable water and include the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop.

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(5) may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(6) may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The investment restrictions set forth below are fundamental policies of the Emerging Markets Consumer Fund and may not be changed with respect to such fund without shareholder approval by vote of a majority of the outstanding voting securities of that fund. Under these restrictions, such fund:

(1) may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time, except that the fund may concentrate its investments in securities of issuers in any one industry if the components of the fund’s primary benchmark index (as stated in the fund’s prospectus at the time) are concentrated in that industry.

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4) may not purchase or sell commodities. This restriction shall not prohibit the fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the fund’s portfolio securities.

The Emerging Markets Consumer Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The industry concentration policy does not preclude the Emerging Markets Consumer Fund from investing in issuers in a group of related sectors or industries.

Certain sector definitions are based on the SEC staff’s interpretations at the time of their adoption.

Currently, under the 1940 Act, a fund generally is not permitted to engage in borrowing unless, a fund borrows from a bank, and immediately after any borrowing, there is asset coverage of at least 300% for all borrowings (i.e., all borrowings in aggregate may not exceed 33 1/3% of the fund’s total assets). In the event a fund’s asset coverage falls below 300%, it must reduce the amount of its borrowings sufficiently to bring its asset coverage to at least 300%. Borrowings not exceeding 5% of a fund’s total assets made for temporary administrative purposes are not subject to these restrictions.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall supervision of the Trust, including establishing the funds’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Effective December 31, 2019, Mr. Gallagher retired as a Trustee of the Trust. Effective January 31, 2021, each of Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Allan Rappaport, Davey S. Scoon, Thomas J. Fuccillo and Erick R. Holt retired as a Trustee of the Trust. Effective December 31, 2020, James A. Jacobson retired as a Trustee of the Trust. Effective February 1, 2021, each of Donald C. Burke, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip McLoughlin, Geraldine M. McNamara, James M. Oates, R. Keith Walton, Brian T. Zino and George R. Aylward became Trustees of the Trust. Each of Messrs. Burke, Harris, Mallin, McLoughlin, Oates, Walton, and Zino and Messes. McDaniel and McNamara is not an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Served since 2021.	104	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director (since 2020), Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Cogan, Sarah E.* YOB: 1956	Served since 2019.	32	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm). Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016) and Trustee, Natural Resources Defense Council, Inc. (since 2013).	Trustee (since 2019), Virtus Investment Trust (13 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund; Trustee (since 2019), PIMCO California Municipal Income Fund II; Trustee (since 2019), PIMCO California Municipal Income Fund III; Trustee (since 2019), PIMCO Municipal Income Fund; Trustee (since 2019), PIMCO Municipal Income Fund II; Trustee (since 2019), PIMCO Municipal Income Fund III; Trustee (since 2019), PIMCO New York Municipal Income Fund; Trustee (since 2019), PIMCO New York Municipal Income Fund II; Trustee (since 2019), PIMCO New York Municipal Income Fund III; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2019), PCM Fund, Inc.; Trustee (since 2019), PIMCO Corporate & Income Strategy Fund; Trustee (since 2019), PIMCO Corporate & Income Opportunity

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Fund; Trustee (since 2019), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2019), PIMCO Dynamic Income Fund; Trustee (since 2019), PIMCO Global StocksPLUS®& Income Fund; Trustee (since 2019), PIMCO High Income Fund; Trustee (since 2019), PIMCO Income Opportunity Fund ; Trustee (since 2019), PIMCO Income Strategy Fund; Trustee (since 2019), PIMCO Income Strategy Fund II; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2019), PIMCO Strategic Income Fund, Inc.; Trustee (since 2019), PIMCO Flexible Credit Income Fund; and Trustee (since 2019), PIMCO Flexible Municipal Income Fund.

DeCotis, Deborah A.* YOB: 1952	Served since 2011.	32	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II; Trustee (since 2011), PIMCO California Municipal Income Fund III; Trustee (since 2011), PIMCO Municipal Income Fund; Trustee (since 2011), PIMCO Municipal Income Fund II; Trustee (since 2011), PIMCO Municipal Income Fund III; Trustee (since 2011), PIMCO New York Municipal Income Fund; Trustee (since 2011), PIMCO New York Municipal Income Fund II; Trustee (since 2011), PIMCO New York Municipal Income Fund III; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund; Trustee (since 2011), PCM Fund, Inc.; Trustee (since 2011), PIMCO Corporate & Income Strategy Fund; Trustee (since 2011), PIMCO Corporate & Income Opportunity Fund; Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund;

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2011), PIMCO Global StocksPLUS®& Income Fund; Trustee (since 2011), PIMCO High Income Fund; Trustee (since 2011), PIMCO Income Opportunity Fund ; Trustee (since 2011), PIMCO Income Strategy Fund; Trustee (since 2011), PIMCO Income Strategy Fund II; Trustee (since 2011), PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), PIMCO Strategic Income Fund, Inc.; Trustee (since 2017), PIMCO Flexible Credit Income Fund; and Trustee (since 2018), PIMCO Flexible Municipal Income Fund.

Drummond, F. Ford* YOB: 1962	Served since 2006.	32	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMIHealth Plans (benefits administration); and Chairman and Member of the Oklahoma Water Resources Board.	Director, BancFirst Corporation.

Harris, Sidney E. YOB: 1949	Served since 2021.	100	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Trustee (since 2021), Director (since 2020), Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950	Served since 2021.	100	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McDaniel, Connie D. YOB: 1958	Served since 2021.	104	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; Trustee (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip Chairman YOB: 1946	Served since 2021.	104	Retired	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).

McNamara, Geraldine M. YOB: 1951	Served since 2021.	104	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).

Oates, James M. YOB: 1946	Served since 2021.	100	Managing Director (since 1994), Wydown Group (consulting firm).	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2013), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
				Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairperson (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).

Walton, R. Keith YOB: 1964	Served since 2021.	100

Venture and Operating Partner (since 2020), Plexo Capital, LLC;Venture Partner

(since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Principal and Chief Administrative Officer (since 2006), Global Infrastructure Partners.

				Trustee (since 2021), Virtus Investment Trust (13 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952	Served since 2021.	100	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios);

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008)

*	Trustee currently serves as a Trustee of only Virtus Investment Trust and Virtus Strategy Trust. The address of each individual is One Financial Plaza, Hartford, CT 01603.

Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2021.	102	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Trustee (since 2021), Virtus Investment Trust (13 portfolios); Trustee (since 2021), Virtus Strategy Trust (12 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021)	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2020), Virtus Investment Trust; Senior Vice President (since 2020), Virtus Strategy Trust; Senior Vice President (since 2017), and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2021), and Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2020), Virtus Investment Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2020), Virtus Strategy Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to

2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC;. and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2016) and Senior Counsel (since 2007), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Fund Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

Engberg, Nancy J. YOB: 1956	Senior Vice President, and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016),and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2020), Virtus Investment Trust; Senior Vice President and Chief Compliance Officer (since 2020), Virtus Strategy Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2020), Virtus Investment Trust; Senior Vice President (since 2020), Virtus Strategy Trust; Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Leadership Structure and the Board of Trustees

The Board is currently composed of 13 trustees, including 12 Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the funds’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the funds’ accounting and auditing policies and practices. The Audit Committee reviews the funds’ financial reporting procedures, their system of internal control, the independent audit process, and the funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel, Chairperson, Donald C. Burke, John R. Mallin, Connie D. McDaniel and Brian T. Zino. The Audit Committee met four times during the Trust’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the funds’ officers, including the funds’ CCO, the funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M McNamara, Chairperson, Sidney E. Harris, James M. Oates and R. Keith Walton. The Compliance Committee met four times during the Trust’s last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Donald C. Burke, Sidney E. Harris, James M. Oates and Brian T. Zino. The Executive Committee did not meet during the Trust’s last fiscal year but it is expected that henceforth the Executive Committee will meet at least once each fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Philip R. McLoughlin and Brian T. Zino. The Governance and Nominating Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006-2009) and Merrill Lynch Investment Managers (1990-2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy.    Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the series of the Trusts and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also is a past chairman and member of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006).

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008).

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the funds. In addition, the portfolio managers of the funds and senior management of the funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the funds’ independent auditors in connection with the review of the results of the audit of the funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the funds and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2020

As of December 31, 2020, the Trustees beneficially owned shares of the funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
Donald C. Burke(2)	None.	Over $100,000
Sarah E. Cogan	Water Fund – $10,001-$50,000 Global Sustainability Fund – $10,001-$50,000	Over $100,000
Deborah A. DeCotis	None.	Over $100,000
F. Ford Drummond	None.	Over $100,000
Sidney E. Harris(2)	None.	Over $100,000
John R. Mallin(2)	None.	Over $100,000
Connie D. McDaniel(2)	None.	Over $100,000
Philip McLoughlin(2)	None.	Over $100,000
Geraldine M. McNamara(2)	None.	Over $100,000
James M. Oates(2)	None.	Over $100,000
R. Keith Walton(2)	None.	None.
Brian T. Zino(2)	None.	Over $100,000

(1)	Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.
(2)	Became a Trustee of the Trust effective February 1, 2021.

Interested Trustee	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(1)
George R. Aylward	None.(2)	Over $100,000

(1)	Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.
(2)	Became a Trustee of the Trust effective February 1, 2021.

As of December 31, 2020, the Trustees and Officers of the Trust as a whole owned less than 1% of the outstanding shares of any of the funds or their classes.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the funds who are interested persons are compensated for their services by the Adviser of the funds, or an affiliate of the Adviser of the funds, and receive no compensation from the funds. The Trust does not have any retirement plan for its Trustees.

In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Strategy Trust or Virtus Investment Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

For the Trust’s fiscal period ended September 30, 2020, the current Trustees received the following compensation:

Independent Trustees	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees(2)
Donald C. Burke(1)	N/A	$372,000 (72 Funds)
Sarah E. Cogan	$58,707	$245,000 (32 funds)
Deborah A. DeCotis	$56,311	$235,000 (32 funds)
F. Ford Drummond	$57,509	$240,000 (32 funds)
Sidney E. Harris(1)	N/A	$280,000 (68 Funds)
John R. Mallin(1)	N/A	$280,000 (68 Funds)
Connie D. McDaniel(1)	N/A	$280,000 (68 Funds)
Philip R. McLoughlin(1)	N/A	$605,250 (72 Funds)
Geraldine M. McNamara(1)	N/A	$372,000 (72 Funds)
James M. Oates(1)	N/A	$368,750 (68 Funds)
R. Keith Walton(1)	N/A	$280,000 (68 Funds)
Brian T. Zino(1)	N/A	$280,000 (68 Funds)

(1)	Became a Trustee of the Trust effective February 1, 2021.
(2)

All compensation figures in this table include payments deferred by Trustees for the relevant period. Includes compensation paid by closed-end and open-end funds for which Pacific Investment Management Company LLC, an affiliate of Allianz Global Fund Management, served as investment manager.

Interested Trustee	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustee(1)
George R. Aylward(2)	None.	None.

(1)	All compensation figures in this table include payments deferred by Trustees for the relevant period.
(2)	Became a Trustee of the Trust effective February 1, 2021.

Sales Loads

The Trust’s Trustees are permitted to invest in Institutional Class or Class R6 Shares of each fund without initial or subsequent minimum investment requirements. Institutional Class Shares do not carry a sales load.

Code of Ethics

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trust’s intention for the funds to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the funds. The funds or their voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The funds or their voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing a fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The funds and their voting delegates seek to avoid actual or perceived conflicts of interest of fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the funds, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the funds in voting proxies for their respective funds.

AllianzGI U.S. Funds

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI U.S. has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI U.S., AllianzGI U.S. uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI U.S. are considered “associated persons” as that term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI U.S. may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI U.S. and its clients have been identified AllianzGI U.S. may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

NFJ Fund

NFJ has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable NFJ to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Proxy Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines.

NFJ votes all shares per the NFJ Proxy Guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in NFJ’s guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with his knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation, and will then vote on that ballot item. As reflected in the NFJ Proxy Policy, the Proxy Committee will affirmatively vote proxies for proposals that it deems to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

Due to NFJ’s diverse client base, product lines, and affiliations, NFJ’s Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on applicable SEC guidelines. For these situations, the Committee will determine how to address the conflict and that may include voting strictly in accordance with policy and/or allowing the third party service provider to vote in accordance with its guidelines. Additional conflicts of interests will be evaluated by the Committee on an individual basis. Although NFJ does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

NFJ utilizes the services of Institutional Shareholder Services, Inc. as its agent in the provision of certain administrative, clerical, functional recordkeeping, and support services related to NFJ’s proxy voting processes/ procedures, which include, but are not limited to:

1. The collection of proxy material from its clients’ custodians;

2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with NFJ’s Proxy Policy and the Proxy Committee’s direction; and

3. Recordkeeping and voting record retention.

A complete copy of NFJ’s current Proxy Voting Policies and Procedures may be obtained on NJF’s website at http://www.nfjinv.com/.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2020, the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class, or 25% or more of the outstanding shares of all classes, of the funds included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to each of the funds is Virtus Investment Advisers, Inc., located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2020, VIA had approximately $39.9 billion in assets under management.

At a joint special shareholder meeting held on October 28, 2020, and adjournments thereto (the “Meeting”), shareholders of the funds approved a transition to a new management structure whereby VIA became investment adviser for the funds, and affiliates of Virtus became distributor and/or administrator for the funds. In connection with the Meeting, each fund’s shareholders approved a new investment advisory agreement between each such fund and VIA that replaced the then-existing investment advisory agreement between each such fund and AllianzGI U.S. Advisory and other fees paid during the fiscal years ended September 30, 2018, 2019 and 2020 were paid to AllianzGI U.S. in its former capacity as investment adviser, pursuant to the previous investment advisory agreement, by the Trust during those and previous periods.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board and shareholders of the funds, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective funds.

For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates (based on the average daily net assets of the particular funds):

Fund	Investment Advisory Fee
Convertible Fund	0.57%
Core Plus Bond Fund	0.30%
Emerging Markets Consumer Fund	0.85%
Emerging Markets Value Fund	0.85%
Global Allocation Fund	0.70%
Global Dynamic Allocation Fund	0.70%
Global Sustainability Fund	0.80%
High Yield Bond Fund	0.48%
International Small-Cap Fund	1.00%
Preferred Securities and Income Fund	0.45%
Short Duration High Income Fund	0.48%
Water Fund	0.95%

During the fiscal year ended September 30, 2020 (except as noted), the funds paid monthly advisory fees to AllianzGI U.S., in its former capacity as investment adviser to the funds, at the following annual rates:

Fund	Investment Advisory Fee
Convertible Fund	0.57%
Core Plus Bond Fund	0.30%
Emerging Markets Consumer Fund(1)	0.85%
Emerging Markets Value Fund	0.85%
Global Allocation Fund(2)	0.70%
Global Dynamic Allocation Fund (3)	0.70%
Global Sustainability Fund	0.80%
High Yield Bond Fund	0.48%
International Small-Cap Fund	1.00%
Preferred Securities and Income Fund	0.45%
Short Duration High Income Fund	0.48%
Water Fund	0.95%

(1)	Effective July 1, 2020, AllianzGI U.S. contractually agreed to observe a permanent reduction in the investment management fee, which reduces the 0.90% contractual fee rate by 0.05% to 0.85%.
(2)

AllianzGI U.S. contractually agreed to waive a portion of its management fee equal to 0.55% of the average daily net assets of the fund that are attributable to investments in other mutual funds. This waiver with respect to investments in funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated funds will continue through at least January 31, 2021.

(3)

AllianzGI U.S. contractually agreed to waive a portion of its management fee equal to 0.55% of the average daily net assets of the fund that are attributable to investments in other mutual funds. This waiver with respect to investments in funds which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated funds will continue through at least January 31, 2021.

VIA may waive any portion of its investment advisory fees or reimburse fund expenses from time to time. VIA has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) for the funds listed below so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table (expressed as a percentage of daily net assets) for two years from the date the new investment advisory agreements between the funds and VIA become effective, so that each fund’s net total expenses remain the same or lower under the new investment advisory arrangement as they were under the investment advisory agreement in place between the funds and AllianzGI U.S., in its former capacity as adviser to the funds.

	Class A	Class C	Institutional Class	Class P	Class R6	Administrative Class	Through Date
Convertible Fund	0.96%	1.73%	0.71%	0.71%	N/A	0.93%	February 1, 2023
Core Plus Bond Fund	N/A	N/A	0.30%	0.35%	0.25%	N/A	February 1, 2023
Emerging Markets Consumer Fund	1.40%	N/A	1.05%	N/A	N/A	N/A	February 1, 2023
Emerging Markets Value Fund	1.14%	1.89%	0.89%	0.99%	N/A	N/A	February 1, 2023
Global Allocation Fund	0.52%	1.27%	0.29%	0.32%	0.22%	0.47%	February 1, 2023
Global Dynamic Allocation Fund	0.82%	1.58%	0.54%	0.68%	0.54%	0.79%	February 1, 2023
Global Sustainability Fund	0.94%	N/A	0.69%	0.79%	N/A	N/A	February 1, 2023
High Yield Bond Fund	1.12%	1.81%	0.83%	0.80%	N/A	1.00%	February 1, 2023
International Small-Cap Fund	1.25%	2.00%	1.04%	1.10%	1.00%	N/A	February 1, 2023
Preferred Securities and Income Fund	N/A	N/A	0.55%	0.60%	0.50%	N/A	February 1, 2023
Short Duration High Income Fund	0.86%	1.11%	0.60%	0.65%	0.55%	N/A	February 1, 2023
Water Fund	1.22%	1.97%	0.93%	0.94%	N/A	N/A	February 1, 2023

Following the contractual period, VIA may discontinue these reimbursement arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture.

The Adviser also may, at its discretion, from time to time pay for other fund expenses from its own assets, or reduce the management fee of a fund in excess of that required. Any fee reimbursed and/or any fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the fund’s current operating expense for such fiscal year does not exceed the applicable limitation on fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such fund and (2) the terms and any renewal of the agreement with respect to such fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a fund by the Board or by the relevant Adviser and may be terminated as to a fund by a vote of the majority of the outstanding shares of such fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Jennifer Fromm and Richard W. Smirl, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Wendy Hills, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Wendy Hills.

Advisory Fees

The following table shows the dollar amount of fees payable to AllianzGI U.S. for its services with respect to each fund under the previous investment advisory agreement, the amount of fees waived and/or expenses reimbursed by AllianzGI U.S. during the relevant periods, if any, and the actual fee received by AllianzGI U.S. in its former capacity as investment adviser for the past three fiscal years. No advisory fees were paid to VIA during the fiscal years ended June 30, 2018, 2019 and 2020.

For services to the funds during the fiscal years ended September 30, 2018, 2019 and 2020, AllianzGI U.S., in its capacity as investment adviser to the funds during those periods, received fees of $20,347,325, $18,975,970 and $23,704,553, respectively, under the investment advisory agreement then in effect. Of these totals, the Adviser received fees from each fund as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2018	2019	2020	2018	2019	2020	2018	2019	2020
Convertible Fund	2,835,219	3,113,019	6,585,999	—	—	—	2,835,219	3,113,019	6,585,999
Core Plus Bond Fund	40,520	127,854	171,328	—	—	—	40,520	127,854	171,328
Emerging Markets Consumer Fund	433,465	353,653	312,628	—	—	—	433,465	353,653	312,628
Emerging Markets Value Fund	1,090,230	1,002,228	987,772	(256,514)	(79,766)	—	833,716	922,462	987,772
Global Allocation Fund	2,469,098	2,198,218	2,096,474	(1,854,308)	(1,676,966)	(1,295,409)	614,790	521,252	801,065
Global Dynamic Allocation Fund	1,933,968	1,382,748	824,007	(150,292)	(92,546)	(197,894)	1,783,676	1,290,202	626,113
Global Sustainability Fund	241,550	210,485	1,202,200	(33,212)	(10,863)	—	208,338	199,622	1,202,200
High Yield Bond Fund	1,048,832	686,107	519,227	—	—	—	1,048,832	686,107	519,227
International Small-Cap Fund	1,826,248	1,076,660	845,458	(200,881)	(43,105)	—	1,625,367	1,033,555	845,458
Preferred Securities and Income Fund	15,910	66,802	96,799	—	—	—	15,910	66,802	96,799
Short Duration High Income Fund	6,071,603	5,571,105	5,512,082	—	—	—	6,071,603	5,571,105	5,512,082
Water Fund	6,293,244	5,516,614	6,043,882	(1,457,355)	(426,277)	—	7,750,599	5,090,337	6,043,882

Subadvisers and Subadvisory Agreements

The Adviser has entered into subadvisory agreements with respect to each fund. Each subadvisory agreement provides that the Adviser will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the funds.

AllianzGI U.S.

AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, serves as subadviser to the AllianzGI U.S. Funds. As of December 31, 2020, AllianzGI U.S. had $127.3 billion in assets under management. AllianzGI U.S. is a direct, wholly owned-subsidiary of Allianz Global Investors U.S. Holdings LLC (“AGIUSH”). AGIUSH is a direct, wholly-owned subsidiary of PFP Holdings, Inc. (“PFP”). Allianz Asset Management of America L.P. (“AAM LP”), organized as a limited partnership under Delaware law in 1987, is a direct, wholly-owned subsidiary of Allianz Asset Management of America (“AAM LLC”) and PFP, whereby AAM LLC holds a majority (greater than 99.9%) ownership interest (“A” and “E” units) in AAM LP and PFP holds a minority (less than 0.1%) ownership interest (“E” units) in AAM LP. AAM LP, acting through an investment management division, was the former investment adviser to the Trusts. AAM LLC is also the General Partner of AAM LP. PFP is a direct, wholly-owned subsidiary of Allianz of America, Inc. (“AZOA”). AZOA also holds a 99.8% non-managing interest (“A” and “E” units) in AAM LLC; the remaining 0.1% non-managing “A” interest and 0.1% “B” managing interest in AAM LLC are held by Allianz Asset Management GmbH (“AAM GmbH”) and Allianz Asset Management of America Holdings Inc. (“AAMAH”), respectively. AAMAH is a wholly-owned subsidiary of AAM GmbH. AllianzSE, a European-based, multinational insurance and financial services holding company, owns 100% (74.47% directly and 25.53% indirectly through its wholly-owned subsidiary Allianz Finanzbeteiligungs GmbH) of AAM GmbH and 100% (through its direct, wholly-owned subsidiary Allianz Europe B.V.) of AZOA. The address for AGIUSH, AAM LP, AAM LLC, AZOA, PFP and AAMAH is 650 Newport Center Drive, Newport Beach, California 92660. The address for AAM GmbH is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

For its services as subadviser, VIA pays AllianzGI U.S. a fee at the rate of 50% of the net advisory fee paid by each fund for which AllianzGI U.S. acts as subadviser.

NFJ

NFJ is located at One Financial Plaza, Hartford CT 06103 with its primary investment offices at 2100 Ross Avenue, Dallas, Texas 75201, and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. NFJ acts as adviser and subadviser to open-end funds and as investment adviser to institutions and individuals. As of December 31, 2020, NFJ had not yet begun managing assets. NFJ is expected to begin managing assets effective February 1, 2021.

For its services as subadviser, VIA pays NFJ a fee at the rate of 50% of the net advisory fee paid by each fund for which NFJ acts as subadviser.

Subadvisory Fees

Each of AllianzGI U.S. and NFJ did not served in the capacity of subadviser during the fiscal years ended September 30, 2018, 2019 or 2020, however, AllianzGI U.S. served as Adviser and was paid advisory fees (see the above section “Advisory Fees). Information on the dollar amount of fees payable to each subadviser for managing the applicable fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the preceding three fiscal years will be provided once each subadviser has provided subadvisory services to the funds for a full fiscal period.

Administrator

During the fiscal years ended September 30, 2020, 2019 and 2018, in its capacity as investment adviser to the funds during those periods, in addition to its investment advisory services, AllianzGI U.S. provided administrative services to the funds pursuant to the investment advisory agreement then in effect. Such services included shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the funds, and preparation of reports to funds’ shareholders and regulatory filings. Relatedly, AllianzGI U.S. (in some cases, together with its affiliates or third parties) provided certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

VFS became the Trust’s administrator effective on February 1, 2021 pursuant to an administration agreement between the Trust and VFA (the “Administration Agreement”). VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, pursuant to the Administration Agreement, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT. During the fiscal years ended September 30, 2018, 2019 and 2020, the Trust did not pay the Administrator for its administrative services with respect to each fund.

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon serves as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon will receive a fee based on the funds’ aggregate average net assets across the Virtus Investment Trust and the Virtus Strategy Trust. In addition to the asset- based fee, BNY Mellon is entitled to certain non-material fees, as well as out of pocket expenses.

Prior to June 14th, 2021, State Street, 801 Pennsylvania Avenue, Kansas City, MO 64105, served as sub-administrative and accounting agent of the Trust.

Distributor

Prior to February 1, 2021, Allianz Global Investors Distributors LLC, the Former Distributor, served as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract with the Trust (the “Former Distribution Contract”). The Former Distributor is an indirect, wholly-owned subsidiary of AAM LP. The Former Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and a member of FINRA. The Former Distribution Contract was terminated with respect to each fund or class of shares on February 1, 2021, at which point VP Distributors, a broker-dealer registered with FINRA became the principal underwriter of each class of the Trust’s shares. VP Distributors (or the “Distributor”) is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and serves as distributor of the funds’ shares. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. Fund shares are offered on a continuous basis. George R. Aylward, Jennifer Fromm, Nancy J. Engberg and Richard W. Smirl, each serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the funds and resell, as principal, shares needed to fill unconditional orders for fund shares. VP Distributors may sell fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a fund of the Trust.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

The Distributor did not receive any compensation or commissions from the Trust or purchasers of shares, as applicable, during the fiscal years ended September 30, 2018, 2019 and 2020.

The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the funds, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealer Concessions

Class A Shares, Class C Shares, and Institutional Class Shares

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Class A Shares

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	1.75	1.78	1.50
$250,000 but under $500,000	1.25	1.27	1.00
$500,000 but under $1,000,000	1.00	1.01	1.00
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers, except for AllianzGI Short Duration High Income Fund, for which the Distributor intends to pay investment dealers a sales commission of 0.75% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. For all other Virtus Mutual Funds in this SAI, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments. For all funds in this SAI, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. With respect to Virtus AllianzGI Short Duration High Income Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. With respect to Virtus AllianzGI High Yield Bond Fund, you may pay a 0.50% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. For all Virtus Mutual Funds in this SAI, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 12- or 18-month period, as applicable, begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your fund(s), please refer to the chart in the section of the funds’ prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the “Our Products” section, go to the Mutual Funds page under “Individual Investors” and click on the link for Breakpoint (Volume) Discounts.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Prior to June 14th, 2021, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as custodian for assets of all funds, including as custodian of the Trust.

Securities Lending

The funds do not currently engage in securities lending. However, the Trust and individual funds may determine to lend portfolio securities in the future. Subject to certain conditions, each of the funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the subadviser to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending fund an amount equal to any dividends or interest received on the securities lent.

The funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the funds’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the fund to liquidate other portfolio holdings in an effort to generate cash.

Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.

Each fund may lend portfolio securities up to the maximum percentage set forth in the Prospectus and under “Investment Restrictions—Fundamental Investment Restrictions”.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

The fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Manager believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

Transfer Agent and Sub-Transfer Agent

During the fiscal year ended September 30, 2020, the transfer agent for the Trust was State Street Bank and Trust (“State Street”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169. State Street delegated its day-to-day obligations as transfer agent during that time to DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219723, Kansas City, MO 64105-1407 (providing transfer and shareholder servicing services for the Trust’s Class A and Class C) and DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219968, Kansas City, MO 64105-1407 (providing transfer agency services for the Trust’s Class P, Institutional Class, Class R6 and Administrative Class shares).

As of February 1, 2021, VFS serves as transfer agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. VFS is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by VFS or the funds. Pursuant to an agreement among the Trust, VFS and DST Asset Manager Solutions Inc, DST served as sub-transfer agent to perform certain shareholder servicing functions for the funds through June 11, 2014. For performing such services, DST received a monthly fee from the funds as approved by the Board. Effective June 12, 2021, BNYM serves as sub-transfer agent to perform certain shareholder servicing functions for the funds and for performing such services, BNYM receives a monthly fee from the funds as approved by the Board.

Legal Counsel to the Trust and the Independent Trustees

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust. Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, D.C. 20006, also acts as legal counsel to the Trust and its Independent Trustees.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

DISTRIBUTION PLANS

Distributor and Multi-Class Plan

VFS is the principal underwriter of each class of the Trust’s shares pursuant to an underwriting agreement with the Trust (the “Distribution Contract”). The Distribution Contract is terminable with respect to a fund or class of shares without penalty, at any time, by the fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for such purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more funds or classes, it may continue in effect with respect to any fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to six classes of shares of each of the funds: Class A, Class C, Class P, Class R6, Institutional Class and Administrative Class shares.

Class A and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Class A shares are also offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s funds in particular investment products, programs or accounts for which a fee may be charged. Class A shares are also offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Trust’s funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for each fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to the fund’s discretion. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares. If you transact in Class R6 Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each fund represent an equal pro rata interest in the fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to and its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the investment advisory agreement based on the different levels of administrative services provided to each Class. See “Administrator.” All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Prospectus, a contingent deferred sales charge is imposed upon certain redemptions of Class A and Class C shares. Shareholders purchasing Class A and Class C shares of a fund through certain intermediaries or in certain types of accounts may be eligible for a sales charge discount. For more information, see Appendix A to the fund’s prospectus. No contingent deferred sales charge is currently imposed upon redemptions of Class P, Class R6, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one fund for shares of another fund in the Trust, or shares of a series of Virtus Investment Trust, prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended September 30, 2020, 2019 and 2018, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares and Class C shares of the Trust:

Class	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Class A	$208,043	$13,140	$20,068
Class C	$92,361	$50,316	$42,578

As described in the Prospectus under the caption “Sales Charges—Class A Shares (all funds),” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended September 30, 2020, 2019 and 2018, the Former Distributor received an aggregate of $3,610,477, $3,442,654 and $3,400,679, respectively, and retained an aggregate of $437,084, $291,473 and $282,119, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A and Class C Shares

As stated in the Prospectus, Class A and Class C shares of the Trust are continuously offered through participating brokers that are members of FINRA and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A and Class C shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A and Class C shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Contract, with respect to each fund’s Class A and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A and Class C Shares Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor a combined distribution and servicing fee up to the annual rate of 0.25% (calculated as a percentage of each fund’s average daily net assets attributable to Class A shares).

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust, and in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C and shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each fund’s average daily net assets attributable to Class C shares):

All Funds	Distribution and Servicing Fee		Servicing Fee	Distribution Fee
Class A	0.25%		N/A	N/A
Class C	N/A	%	0.25%	0.75	%*

*	For AllianzGI High Yield Bond Fund, the Distribution Fee is 0.65%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class C shares, printing of prospectuses and reports for other than existing Class C shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class C shares of the Trust, and the distribution and servicing fee, which is applicable to Class A shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Such fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class C or Administrative Class shares of any fund may indirectly support sales and servicing efforts relating to the other share classes of the same fund or the other funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the funds based on their relative net assets. Expenses allocated to each fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers and other financial intermediaries of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds	Distribution and Servicing Fee		Servicing Fee	Distribution Fee
Class A	0.25%		N/A	N/A
Class C(1)	N/A	%	0.25%	0.75	%*

*	For AllianzGI High Yield Bond Fund, the Distribution Fee is 0.65%

(1)	Payable only with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding.

Some or all of the sales charges, distribution and/or servicing fees described above are paid or “reallowed” to the broker, dealer or financial professional (collectively, “financial firms”) through which an investor purchases shares. With respect to Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 1.00% of an investment in such share class. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor is involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, VIA and their affiliates (for purposes of the discussion in this paragraph, the previous paragraph, and the following three paragraphs only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the funds, including, without limitation, providing the funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the funds on the financial firms’ preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings, or payments to financial firms to help offset the cost associated with processing transactions in fund shares.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are from the Distributor’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a fund’s shares or the amount a fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the funds or other Virtus Mutual Funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and the Virtus Investment Trust, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Virtus Investment Trust, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Virtus Investment Trust. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Virtus Investment Trust and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Virtus Investment Trust by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Virtus Investment Trust, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Virtus Investment Trust, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described above are not generally made with respect to Administrative Class or Institutional Class shares. The payments described are also not made with respect to Class R6 shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Virtus Investment Trust or other products offered by the Distributor.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial professional or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial professional.

As of the date of this Statement of Additional Information, the Distributor anticipates that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AIG Advisors Group

Ameriprise Financial Services, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Janney, Montgomery, Scott LLC

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Smith Barney LLC

Raymond James & Associates Inc.

Raymond James Financial Services, Inc.

UBS Financial Services Inc.

VOYA Financial Advisors, Inc.

Wells Fargo Advisor LLC

The Distributor expects that additional firms may be added to this list from time to time, and firms may be removed. Wholesale representatives of the Distributor and its affiliates visit brokerage firms on a regular basis to educate financial professionals about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the funds use financial firms that sell fund shares to effect transactions for the funds’ portfolio, the funds and VIA will not consider the sale of fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C shares and, for Class A and Class C and shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any fund to which the Plan relates requires approval by the affected class of shareholders of that fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for such purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more funds or classes thereof, it may continue in effect with respect to any class of any fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the funds to take advantage of “break points” in the funds’ advisory fees and/or by affording greater flexibility to the Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class C shares of the Trust, and in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the funds to continue payments of distribution and servicing fees in the future with respect to Class A and Class C shares.

Payments Pursuant to Class A Plans

For the fiscal years ended September 30, 2020, 2019 and 2018, the following series of the Trust paid the Former Distributor an aggregate of $1,392,887, $1,476,626 and $1,985,868, respectively, pursuant to the Class A Retail Plan. Because the series of the Trust may change year over year, the figures in the table below do not necessarily correspond to these totals. Such payments were allocated among the operational funds as follows:

Fund	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Convertible Fund	$326,883	$147,799	$166,839
Emerging Markets Consumer Fund	159	161	332
Emerging Markets Value Fund	35,988	43,824	99,640
Global Allocation Fund	115,763	126,264	111,913
Global Dynamic Allocation Fund	3,650	5,014	5,723
Global Sustainability Fund	4,570	2,218	1,256
High Yield Bond Fund	55,558	76,298	100,587
International Small-Cap Fund	10,555	14,709	31,976
Short Duration High Income Fund	333,185	363,380	482,283
Water Fund	456,207	402,028	468,214
Total	$1,342,518	$1,181,695	$1,468,763

The amounts collected pursuant to the Class A Retail Plan were used for the following purposes by the Former Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Distributor analyzed costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class A Retail Plan to compensation and to sales material and other expenses.

Fund	Compensation	Sales Material	Total
Convertible Fund	$219,012	$107,871	$326,883
Emerging Markets Consumer Fund	107	52	159
Emerging Markets Value Fund	24,112	11,876	35,988
Global Allocation Fund	77,561	38,202	115,763
Global Dynamic Allocation Fund	2,446	1,204	3,650
Global Sustainability Fund	3,062	1,508	4,570
High Yield Bond Fund	37,224	18,334	55,558
International Small-Cap Fund	7,072	3,483	10,555
Short Duration High Income Fund	223,234	109,951	333,185
Water Fund	305,659	150,548	456,207
Total	$899,489	$443,029	$1,342,518

Payments Pursuant to Class C Plans

For the fiscal years ended September 30, 2020, 2019 and 2018, the following series of the Trust paid the Former Distributor an aggregate of $2,094,719, $2,154,909 and $2,768,430, respectively, pursuant to the Class C Retail Plan. Because the series of the Trust may change year over year, the figures in the table below do not necessarily correspond to these totals. Such payments were allocated among the operational funds as follows:

Fund	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Convertible Fund	$799,322	$524,507	$480,600
Emerging Markets Value Fund	9,892	11,441	9,660
Global Allocation Fund	48,987	31,026	314,229
Global Dynamic Allocation Fund	6,032	6,637	13,472

High Yield Bond Fund	40,237	59,155	100,495
International Small-Cap Fund	7,907	13,421	32,635
Short Duration High Income Fund	520,058	618,476	704,558
Water Fund	662,284	714,139	880,512
Total	$2,094,719	$1,978,802	$2,536,161

The amounts collected pursuant to the Class C Retail Plan were used for the following purposes by the Former Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing the prospectus to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Based on a number of factors, the Former Distributor analyzed costs on an annual basis and applies a fixed formula in order to allocate amounts collected pursuant to the Class C Retail Plan to compensation and to sales material and other expenses.

Fund	Compensation	Sales Material	Total
Convertible Fund	$535,546	$263,776	$799,322
Emerging Markets Value Fund	6,628	3,264	9,892
Global Allocation Fund	32,821	16,166	48,987
Global Dynamic Allocation Fund	4,041	1,991	6,032
High Yield Bond Fund	26,959	13,278	40,237
International Small-Cap Fund	5,298	2,609	7,907
Short Duration High Income Fund	348,439	171,619	520,058
Water Fund	443,730	218,554	662,284
Total	$1,403,462	$691,257	$2,094,719

From time to time, direct expenses of the Distributor incurred in connection with the distribution of Class C shares of the funds, and in connection with the servicing of Class A and Class C shareholders of the funds and the maintenance of Class A and Class C and shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. In contrast, in some cases these expenses are less than the amounts collected by the Distributor. For the fiscal year ended September 30, 2020, direct expenses under the Class A Plan exceeded amounts collected by the Former Distributor by approximately $437,084 amounts collected under the Class C Plan exceeded direct expenses by approximately $611,562.

The allocation of such excess among the funds listed below as of September 30, 2020 was as follows:

Fund	Class A	Class C
Convertible Fund	$5,419	$32,151
Emerging Markets Consumer Fund	$(10)	$—
Emerging Markets Value Fund	$26	$1,262
Global Allocation Fund	$2,406	$3,980
Global Dynamic Allocation Fund	$307	$106
Global Sustainability Fund	$(6)	$—
High Yield Bond Fund	$704	$1,144
International Small-Cap Fund	$1,871	$390
Short Duration High Income Fund	$54,464	$57,657
Water Fund	$9,669	$16,334

The allocation of such excess among the funds, calculated as a percentage of net assets of each fund listed below as of September 30, 2020, was as follows:

Fund	Class A	Class C
Convertible Fund	0.0%	0.0%
Emerging Markets Consumer Fund	0.0%	N/A
Emerging Markets Value Fund	0.0%	0.0%
Global Allocation Fund	0.0%	0.0%
Global Dynamic Allocation Fund	0.0%	0.0%
Global Sustainability Fund	0.0%	N/A
High Yield Bond Fund	0.0%	0.0%
International Small-Cap Fund	0.0%	0.0%
Short Duration High Income Fund	0.0%	0.0%

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering the prospectus and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Additional Information About Institutional Class and Administrative Class Shares

Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Distributor, VIA and their affiliates may pay, out of the fees they receive from the funds and/or their own assets, amounts to service agents for providing bona fide shareholder services to shareholders holding such shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Additional Information About Class P Shares

The Trust has adopted an Administrative Services Plan for Class P shares of the funds. The Plan allows a fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a fund to make service fee payments at an annual rate of up to 0.10% of the fund’s average daily net assets attributable to its Class P shares. Class P shares of each fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Adviser may make arrangements for the funds to make payments, directly or through the Adviser or its affiliate, with respect to Class P shares of each fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Adviser and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. The Adviser and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each fund may pay to such agents. The aggregate rate of such payments by a fund and the Adviser and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, the Adviser and their affiliates may also make payments out of the fees they receive from the funds and/or their own resources, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the funds. The payments described in this paragraph may be significant to the payors and the payees.

Additional Information About Automatic Conversion of Class C Shares Into Class A Shares

Effective on or about March 1, 2021 (the “Class C Conversion Date”), with certain exceptions, all Class C shares of a fund that were purchased eight years or more prior to the Class C Conversion Date will automatically convert to Class A shares of the same fund (the “Class C to A Conversion”). After the Class C Conversion Date, all Class C shares of a fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same fund on or about the first business day of the month following the eight-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same fund following the eight-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the eight-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. The Class C to A Conversion is subject to the limitation that if, after the Class C Conversion Date, the Class A shareholders of a fund approve any material increase in expenses allocated to that class (including 12b-1 Fees) without the approval of the then-existing Class C shareholders, Class C shares will cease automatically converting into Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the applicable fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Payments Pursuant to the Administrative Plans

For the fiscal years ended September 30, 2020, 2019 and 2018, the following series of the Trust paid qualified service providers an aggregate of $7,047, $1,772 and $4,065, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the funds listed below and were allocated among the operational funds as follows:

Fund	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Convertible Fund	$6,862	$1,589	$2,401
Global Allocation Fund	62	55	65
Global Dynamic Allocation Fund	59	56	58
High Yield Bond Fund	64	72	1,541
Total	$7,047	$1,772	$4,065

The remaining funds did not make payments under either Administrative Plan.

Additional Payments to the Distributor

Pursuant to an inter-company agreement between the Adviser and the Distributor, the Adviser pays the Distributor a monthly fee to provide support for the Distributor’s business activities based on a cost plus 5% fee arrangement. Such payments are due and payable out of the past profits and/or other resources available to the Adviser.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in each fund’s prospectus, the portfolio manager(s) who are responsible for the funds are:

Fund	Portfolio Manager(s)

Convertible Fund	Douglas G. Forsyth, CFA Justin Kass, CFA

Core Plus Bond Fund	Carl W. Pappo, Jr., CFA Stephen J. Sheehan, CFA Michael W. Zazzarino

Emerging Markets Consumer Fund	Kunal Ghosh Lu Yu, CFA, CIPM

Emerging Markets Value Fund	R. Burns McKinney, CFA John R. Mowrey, CFA Thomas W. Oliver, CFA, J. Garth Reilly

Global Allocation Fund	Heather Bergman Claudio Marsala Michael Heldmann, CFA Carl W. Pappo, Jr., CFA Paul Pietranico, CFA

Global Dynamic Allocation Fund	Michael Heldmann, CFA Mikhail Krayzler Claudio Marsala Carl W. Pappo, Jr., CFA Paul Pietranico, CFA Thorsten Winkelmann

Global Sustainability Fund	Gunnar Miller Robbie Miles

High Yield Bond Fund	Douglas G. Forsyth, CFA David J. Oberto William L. Stickney

International Small-Cap Fund	Heinrich Ey, CFA, DVFA/CEFA Bjoern Mehrmann Koji Nakatsuka, CFA, CMA Andrew Neville Miguel Pohl, CFA Stuart Winchester, CFA

Preferred Securities and Income Fund	Carl W. Pappo, Jr., CFA Willow B. Piersol, CFA

Short Duration High Income Fund	James Dudnick, CFA Douglas G. Forsyth, CFA Steven Gish, CFA

Water Fund	Andreas Fruschki, CFA

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the funds and/or such other accounts. The Board has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

Potential Conflicts of Interest with Respect to AllianzGI U.S. and NFJ

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.The following table provides information as of September 30, 2020, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Andreas Fruschki, CFA	0	0	6	1,701	5	270
Andrew Neville	1	76	8	1,096	25	6,061

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Bjoern Mehrmann	1	76	8	1,096	25	6,061
Carl W. Pappo, Jr., CFA	0	0	7	624.6	9	3,415.8
Claudio Marsala[1]	0	0	2	433.8	1	5,106.9
David J. Oberto	1	265.0	0	0	0	0
Douglas G. Forsyth, CFA	9	9,261.7	11	31,204.5	13	5,457.8
Gunnar Miller[1]	1	1,479	3	295	0	0
Heather Bergman	0	0	13	703.3	0	0
Heinrich Ey, CFA, DVFA/CEFA	1	76	8	1,096	25	6,061
J. Garth Reilly	1	134.7	0	0	4	230.4
James Dudnick, CFA	1	8.7	3	1,360.2	6	3,155.9
John R. Mowrey, CFA	2	1,744.8	2	84.2	1	351.7
Justin Kass, CFA	7	9,181.2	1	0.2	2	974.2
Mikhail Krayzler	1	56	2	1,595	0	0
Koji Nakatsuka, CFA, CMA	0	0	3	119	6	243
Kunal Ghosh	3	369.8	10	1,090.7	10	535.3
Lu Yu, CFA, CIPM	3	369.8	10	1,090.7	10	535.3
Michael Heldmann, CFA	1	8.0	2	713.6	3	1,544.4
Michael W. Zazzarino	0	0	0	0	0	0
Miguel Pohl, CFA	1	76	8	1,096	25	6,061
Paul Pietranico, CFA	1	19.5	5	198.3	0	0
R. Burns McKinney, CFA	3	2,240.4	3	83.3	2	2,860.5
Robbie Miles[1]	4	139	0	0	0	0
Stephen J. Sheehan, CFA	0	0	4	336.7	8	1,119.2
Steven Gish, CFA	1	8.7	3	1,360.2	6	3,155.9
Stuart Winchester, CFA	1	76	7	859	13	1,173
Thomas W. Oliver, CFA,	2	1,090.2	3	83.3	6	2,977.0
Thorsten Winkelmann	0	0	10	15,682	30	8,575
William L. Stickney	1	246.7	0	0	0	0
Willow B. Piersol, CFA	0	0	5	351.9	0	0

[1]	As of December 31, 2020

Other Accounts Managed (With Performance-Based Fees)*

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Andreas Fruschki, CFA	0	0	0	0	0	0
Andrew Neville	0	0	0	0	3	458

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)	Number of Accounts	Total Assets ($ million)
Bjoern Mehrmann	0	0	0	0	3	458
Carl W. Pappo, Jr., CFA	0	0	0	0	0	0
Claudio Marsala[1]	0	0	0	0	0	0
David J. Oberto	0	0	0	0	0	0
Douglas G. Forsyth, CFA	0	0	2	204.1	3	418.6
Heather Bergman	0	0	0	0	0	0
Heinrich Ey, CFA, DVFA/CEFA	0	0	0	0	3	458
Gunnar Miller[1]	0	0	0	0	0	0
J. Garth Reilly	0	0	0	0	0	0
James Dudnick, CFA	0	0	0	0	0	0
John R. Mowrey, CFA	0	0	0	0	0	0
Justin Kass, CFA	0	0	0	0	0	0
Mikhail Krayzler	0	0	0	0	0	0
Koji Nakatsuka, CFA, CMA	0	0	0	0	0	0
Kunal Ghosh	0	0	0	0	0	0
Lu Yu, CFA, CIPM	0	0	0	0	0	0
Michael Heldmann, CFA	0	0	0	0	0	0
Michael W. Zazzarino	0	0	0	0	0	0
Miguel Pohl, CFA	0	0	0	0	3	458
Paul Pietranico, CFA	0	0	0	0	0	0
R. Burns McKinney, CFA	0	0	0	0	0	0
Robbie Miles[1]	0	0	0	0	0	0
Stephen J. Sheehan	0	0	0	0	0	0
Steven Gish, CFA	0	0	0	0	0	0
Stuart Winchester, CFA	0	0	0	0	0	0
Thomas W. Oliver, CFA,	0	0	0	0	0	0
Thorsten Winkelmann	0	0	3	2,008	1	135
William L. Stickney	0	0	0	0	0	0
Willow B. Piersol, CFA	0	0	0	0	0	0

[1]	As of December 31, 2020
(*)	Table reflects all those portfolio managers who manage accounts with performance-based fees.

Portfolio Manager Compensation

Compensation Structure for AllianzGI U.S.

The AllianzGI U.S. compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for certain of the funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three-year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. The relevant performance benchmark for a fund is the fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 50%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of AllianzGI U.S.’s funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three-year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Compensation Structure for NFJ

NFJ compensation is designed to support the organization’s values and culture. While acknowledging the importance of financial incentives and seeking to pay competitive compensation, NFJ believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. NFJ’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives.

The primary components of compensation are the base salary and the annual incentive awards. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Annual incentive awards are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The annual incentive pool is funded based on a percentage of pre-incentive operating income, as adjusted. This profit-based formula determines the aggregate incentive funding for all participants in the plan for annual incentive awards. The plan incentive funding is determined based on the results of each year. Up to 20% of the incentive pool is awarded in the form of Virtus Restricted Stock Unit awards (RSUs) and investments in specific mutual funds managed or other products managed or sub-advised by NFJ (Mutual Fund Investments or MFIs). An amount equal to 50% of these awards will be in RSUs and 50% will be in MFIs. The remainder of the Incentive Pool will be in the form of cash awards.

At the end of each year, the incentive pool is allocated based on the individual’s incentive target adjusted for investment performance results and individual performance. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Performance of the funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. Qualitative objectives reflect contributions to broader team goals, such as collaboration, contributions made to client review meetings, product development and product refinement initiatives.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Portfolio Manager Fund Ownership

The following table states, as of September 30, 2020, the dollar range of equity securities beneficially owned by each Portfolio Manager (i) in each fund that he or she managed, and (ii) in any other investment vehicles that he or she managed, that have substantially similar investment objectives, policies and strategies to such funds. The other investment vehicles may include separately managed accounts or private placement vehicles.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
Andreas Fruschki, CFA	Water Fund - None.	None.
Andrew Neville	International Small-Cap Fund - None.	None.
Bjoern Mehrmann	International Small-Cap Fund - None.	None.
Carl W. Pappo, Jr., CFA	Preferred Securities and Income Fund – Over $1,000,000	None.
Claudio Marsala	Global Dynamic Allocation Fund – Less than $10,000 Global Allocation Fund – $100,001 — $500,000	None.
David J. Oberto	High Yield Bond Fund – $100,001 — $500,000	None.
Douglas G. Forsyth, CFA	Convertible Fund – Over $1,000,000 High Yield Bond Fund – Over $1,000,000 Short Duration High Income Fund – Over $1,000,000	None.
Gunnar Miller*	Global Sustainability Fund - None.	None.
Heather Bergman	Global Allocation Fund – $100,001 — $500,000	None.
Heinrich Ey, CFA, DVFA/CEFA	International Small-Cap Fund - None.	None.
J. Garth Reilly	Emerging Markets Value Fund – $100,001 — $500,000	None.
James Dudnick, CFA	Short Duration High Income Fund – $500,001 —$1,000,000	None.
John R. Mowrey, CFA	Emerging Markets Value Fund – $100,001 — $500,000	None.
Justin Kass, CFA	Convertible Fund – Over $1,000,000	None.
Mikhail Krayzler	Global Dynamic Allocation Fund – None	None.
Koji Nakatsuka, CFA, CMA	International Small-Cap Fund - None.	None.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies
Kunal Ghosh	Emerging Markets Consumer Fund – $100,001 —$500,000	None.
Lu Yu, CFA, CIPM	Emerging Markets Consumer Fund – $100,001 —$500,000	None.
Michael Heldmann, CFA	Global Allocation Fund – $100,001 — $500,000 Global Dynamic Allocation Fund – None.	None.
Michael W. Zazzarino	Core Plus Bond Fund – $10,001 — $50,000	None.
Miguel Pohl, CFA	International Small-Cap Fund - None.	None.
Paul Pietranico, CFA	Global Allocation Fund – $100,001 — $500,000 Global Dynamic Allocation Fund – $100,001 —$500,000	None.
R. Burns McKinney, CFA	Emerging Markets Value Fund – $10,001 — $50,000	None.
Robbie Miles*	Global Sustainability Fund - None.	None.
Stephen J. Sheehan, CFA	Core Plus Bond Fund – $50,001 — $100,000	None.
Steven Gish, CFA	Short Duration High Income Fund – Over $1,000,000	None.
Stuart Winchester, CFA	International Small-Cap Fund - None.	None.
Thomas W. Oliver, CFA,	Emerging Markets Value Fund - None.	None.
Thorsten Winkelmann	Global Dynamic Allocation Fund – None.	None.
William L. Stickney	High Yield Bond Fund – Over $1,000,000	None.
Willow B. Piersol, CFA	Preferred Securities and Income Fund – $10,001 —$50,000	None.

*	Became Portfolio Manager of the Global Sustainability Fund effective March 21, 2021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting transactions for the funds, the adviser or applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker and its ability to provide research services. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the funds.

The Subadviser may cause a fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the funds.

If the securities in which a particular fund invests are traded primarily in the over-the-counter market, where possible the fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the funds.

The Trust has Board-approved policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy governing the execution of aggregated advisory client orders (“bunching policy”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching policy, no Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is consistent with its duty to seek best execution (which shall include the duty to seek best price) for the funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs shared pro rata based on the fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if good reason for such different allocation is provided and approved in accordance with the Subadviser’s policies and procedures adopted in accordance with the Trust’s policy. The Board will review the bunching policy from time to time as they deem appropriate.

The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund(s). In allocating portfolio transactions, each underlying fund’s adviser or subadviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The above discussion of the portfolio transactions and brokerage procedures of the funds also applies to those underlying mutual funds that are affiliated with the funds.

The total amounts of brokerage commissions paid by the Trust were $571,854, $2,362,718 and $2,514,405 for the fiscal years ending 2020, 2019 and 2018, respectively. The following table shows aggregate amount of brokerage commissions paid by each fund.

	Aggregate Amount of Brokerage Commissions ($)
Fund	2018	2019	2020
Convertible Fund	9,190	3,515	1,316
Core Plus Bond Fund	484	4,713	3,688
Emerging Markets Consumer Fund	75,934	42,187	29,915
Emerging Markets Value Fund	466,335	286,950	265,250
Global Allocation Fund	22,855	19,808	14,130
Global Dynamic Allocation Fund	118,713	150,681	55,748
Global Sustainability Fund	3,405	4,023	9,265
High Yield Bond Fund	0	0	-
International Small-Cap Fund	215,553	156,287	103,945
Preferred Securities and Income Fund	0	9	577
Short Duration High Income Fund	0	0	-
Water Fund	280,221	148,271	88,014

In fiscal years 2018, 2019 and 2020, no brokerage commissions were paid by the funds to any affiliate of the funds, the Adviser, the Distributor or Former Distributor, or to any affiliate of any affiliate of the funds, the Adviser, the Distributor or Former Distributor. Brokerage commissions of $571,854 paid during the fiscal year ended September 30, 2020, were paid on portfolio transactions aggregating $1,063,951,854 executed by brokers who provided research and other statistical information.

Investment decisions for the Trust are made independently from those of the other investment companies or accounts advised by the Subadvisers. It may frequently happen that the same security is held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suited for the investment objectives of more than one fund or account. When two or more funds or accounts advised by a Subadviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the funds or accounts in a manner equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the funds are concerned. In other cases, however, it is believed that the ability of the funds to participate in volume transactions will produce better executions for the funds. It is the opinion of the Board of the Trust that the desirability of utilizing each Subadviser as an investment adviser to the funds outweighs the disadvantages that may be said to exist from simultaneous transactions.

During the fiscal year ended September 30, 2020 the funds had no directed brokerage transactions to brokers for proprietary and third party research services.

Securities of Regular Broker-Dealers

The funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the funds as of the close of their most recent fiscal year. During the fiscal year ended September 30, 2020, the funds acquired securities of certain of the funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the funds of those brokers or dealers as of September 30, 2020 (amounts in thousands) were as follows:

Fund	Broker/Dealer	Value ($)
AllianzGI Convertible Fund	BofA Finance LLC	14,819,960
AllianzGI Convertible Fund	JPMorgan Chase Bank N.A.	19,650,216
AllianzGI Convertible Fund	State Street Bank and Trust Co.	23,684,000
AllianzGI Convertible Fund	Wells Fargo & Co.	19,909,312
AllianzGI Core Plus Bond Fund	Citigroup, Inc.	166,658
AllianzGI Core Plus Bond Fund	JPMorgan Chase & Co.	487,918
AllianzGI Core Plus Bond Fund	Morgan Stanley	(13,117)
AllianzGI Core Plus Bond Fund	State Street Bank and Trust Co.	257,000
AllianzGI Core Plus Bond Fund	Wells Fargo & Co.	444,268
AllianzGI Core Plus Bond Fund	Credit Suisse Group AG	197,873
AllianzGI Core Plus Bond Fund	Citigroup Inc.	(11,178)
AllianzGI Emerging Markets Consumer Fund	State Street Bank and Trust Co.	160,000
AllianzGI Emerging Markets Value Fund	State Street Bank and Trust Co.	3,293,000
AllianzGI Global Allocation Fund	Citigroup, Inc.	1,345,382
AllianzGI Global Allocation Fund	State Street Bank and Trust Co.	8,300,000
AllianzGI Global Allocation Fund	Wells Fargo & Co.	148,577
AllianzGI Global Allocation Fund	Credit Suisse Group AG	251,352
AllianzGI Global Dynamic Allocation Fund	Citigroup, Inc.	112,091
AllianzGI Global Dynamic Allocation Fund	JPMorgan Chase & Co.	210,283
AllianzGI Global Dynamic Allocation Fund	Morgan Stanley	31,718
AllianzGI Global Dynamic Allocation Fund	State Street Bank and Trust Co.	6,306,000
AllianzGI Global Dynamic Allocation Fund	Wells Fargo & Co.	87,037
AllianzGI Global Dynamic Allocation Fund	Credit Suisse Group AG	85,567
AllianzGI Global Dynamic Allocation Fund	UBS Group AG	32,636
AllianzGI Global Sustainability Fund	Citigroup, Inc.	1,309,121
AllianzGI Global Sustainability Fund	State Street Bank and Trust Co.	4,166,000
AllianzGI Global Sustainability Fund	UBS Group AG	1,758,168
AllianzGI High Yield Bond Fund	State Street Bank and Trust Co.	1,738,000
AllianzGI Preferred Securities and Income Fund	JPMorgan Chase & Co.	734,878
AllianzGI Preferred Securities and Income Fund	State Street Bank and Trust Co.	826,000
AllianzGI Preferred Securities and Income Fund	Wells Fargo & Co.	677,774
AllianzGI Preferred Securities and Income Fund	Credit Suisse Group AG	923,011
AllianzGI Preferred Securities and Income Fund	Barclays PLC	423,729
AllianzGI Preferred Securities and Income Fund	Wells Fargo & Co., Ser. Q	530,321
AllianzGI Short Duration High Income Fund	State Street Bank and Trust Co.	23,764,000
AllianzGI Water Fund	State Street Bank and Trust Co.	22,555,000

During the fiscal year ended September 30, 2020 the funds had no directed brokerage transactions to brokers for proprietary and third party research services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectus and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

How to Buy Shares

For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions.

The minimum initial investment for shares of Institutional Class Shares, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. There is no minimum additional investment requirement applicable to Institutional Class, Class P and Administrative Class Shares. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. For purchases of Institutional Class Shares by Trustees of the Virtus Mutual Funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to c/o Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. For omnibus accounts, all minimums apply at the omnibus level and not at the underlying investor level. In addition, the fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and current and former employees of the funds, the Adviser, and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. To obtain more information about exceptions to the minimum initial investment for Class P and Administrative Class shares, please call Virtus Funds at 800-243-1574. Investors who wish to invest in Administrative Class shares by mail may send a completed application form along with a check payable to Virtus Funds to c/o Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only: certain employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, banks and trust companies, insurance companies, registered investment companies and financial intermediaries utilizing fund shares in fee-based advisory programs. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor or qualified individual investor as described above, completed applications for the purchase of shares should be mailed to: c/o Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The

Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Alternative Purchase Arrangements

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain funds also offer Institutional Class Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and service fee. For Class C Shares, the ongoing distribution and service fee will be used to pay for the distribution expenses incurred by the Distributor. Sales personnel of broker-dealers distributing the funds’ shares may receive differing compensation for selling Class A Shares and Class C Shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions on which a finder’s fee has been paid. For all funds, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. With respect to Virtus AllianzGI Short Duration High Income Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. With respect to Virtus AllianzGI High Yield Bond Fund, you may pay a 0.50% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. For all Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class C Shares

If an investor intends to purchase greater than $999,999 of Class C shares, (except of the AllianzGI Short Duration High Income Fund), and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. If an investor intends to purchase greater than $249,999 of Class C shares of the AllianzGI Short Duration High Income Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. For all funds in this SAI (except the AllianzGI High Yield Bond Fund), Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each fund’s aggregate average daily net assets attributable to Class C Shares. For AllianzGI High Yield Bond Fund, Class C Shares are subject to ongoing distribution and service fees of up to 0.90% of its aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares.

Effective March 1, 2021, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after eight years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged at the fund’s or Transfer Agent’s discretion for Class A Shares if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this SAI, conversions and exchanges from Class C Shares to Class A Shares of the same fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax advisors regarding their own tax considerations.

Institutional Class Shares

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the funds).

Class R6 Shares

Class R6 Shares are available only to certain employer-sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, banks and trust companies, insurance companies, registered investment companies and financial intermediaries utilizing fund shares in fee-based advisory programs, where plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available.

Class A Shares — Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced initial sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within specified periods. For all funds in this SAI, the CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. With respect to Virtus AllianzGI Short Duration High Income Fund, you may pay a 0.50% CDSC if you purchase $250,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 12 months after your initial purchase. With respect to Virtus AllianzGI High Yield Bond Fund, you may pay a 0.50% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the fund:

(1)	Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2)	Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable fund’s Adviser, subadviser or Distributor;

(3)	Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4)	Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5)	Any qualified retirement plan exclusively for persons described above;

(6)	Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7)	Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8)	Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9)

Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10)

Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11)	Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12)	Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13)

Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14)

Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15)

Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (See Appendix A to the prospectus for a description of broker-dealers offering various sales load waivers);

(16)

Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17)

Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18)

Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A in the funds’ prospectus for a description of broker-dealers offering various sales load waivers.) Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:

(a) Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b) A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c) Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d) Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation

The value of your account(s) in any class of shares of these funds or any other Virtus Investment Trust fund may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the funds and their agents at the time of purchase to exercise this right.

Gifting of Shares

If you make a gift of shares of a Virtus Mutual Fund in this SAI, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Investment Trust fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Virtus Mutual Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Investment Trust fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Class A and Class C Shares — Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares and Class C Shares of these funds or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Class A Shares and Class C Shares — Variations and Waivers of Sales Charges

Class A Shares and Class C purchased through specific intermediaries may be eligible for additional scheduled variations in, and eliminations of, Class A and Class C sales charges. Information about these variations and waivers is available from your financial intermediary and in Appendix A to the funds’ prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

How to Redeem Shares

Customer orders will be priced at the funds’ NAVs next computed after they are received in good order by the funds’ Transfer Agent, an authorized broker or the broker’s authorized designee. Even after all required documents have been received, a redemption request may not be considered in good order by the funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid.

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

Class A Shares, Class C Shares, Institutional Class, Class P and Administrative Class Shares Only

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

Redemptions by Class A and Class C shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The funds have no specific procedures governing such account transfers.

Class R6 Shares Only

If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to redeem Class R6. If you are a qualified institutional investor or qualified individual investor holding Class R6 Shares, please refer to the instructions in the funds’ prospectus section entitled “How to Sell Shares.”

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to c/o Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances. The funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

Redemption of Small Accounts

Each shareholder account in the funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the funds’ current Prospectuses for more information.)

Redemptions in Kind

To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the funds’ current Prospectuses for more information.)

Returned/Uncashed Checks Policy

For the protection of fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the fund as undeliverable or you do not respond to mailings with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the fund.

•	Any systematic withdrawal plan will be stopped immediately.

•	If a check is not presented for payment within six months, the fund reserves the right to reinvest the check proceeds.

•	If reinvested, distributions will be reinvested in the fund at the earliest date practicable after the waiting period at the then-current NAV of such fund.

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Pricing of Shares

The NAV per share of each class of each fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the funds do not price securities on weekends or United States national holidays, the NAV of a fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the funds. The NAV per share of a fund is determined by adding the values of all securities and other assets of the fund, subtracting liabilities, and dividing by the total number of outstanding shares of the fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.

Security valuation procedures for each fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator as identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level1– quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800-243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The funds and their agents reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also Dividends, Distributions and Taxes in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Financial intermediaries are permitted to initiate exchanges from one class of shares of a Fund into another class of shares of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of shares of the Fund into another class of shares of the same Fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the Fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Institutional Class shares of a fund may be exchanged for Administrative Class shares offered by any other fund or Virtus Investment Trust fund that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete a Bank Option Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free at 800-243-1574 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The fund may delay the mailing of a check for redemption proceeds of fund shares purchased with a check or via Invest-by-Phone service until the fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be appropriate for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

Notice to Non-U.S. Individual Shareholders

The Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in the Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, the Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each fund within the Trust is treated as a separate corporation for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a rate of 21%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

Each fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or a later date, if a fund makes the election referred to above). In addition, each RIC must distribute an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a fund has taxable income that would be subject to the excise tax, the fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a fund to pay the excise tax.

Each fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each fund intends to satisfy these requirements. With respect to the diversification requirement, each fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs). In addition, the fund may not hold more than 25% of the securities (other than of other RICs) of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or 25% of the securities of one or more qualified publicly traded partnerships. Each fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a fund does not qualify as a RIC or fails to distribute at least 90% of the fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a fund from being disqualified as a RIC and/or reduce the amount of tax on the fund’s income as a result of the failure to meet certain tests.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a fund’s ability to distribute adequate income to qualify as a RIC.

Special rules may apply to a Fund that holds debt securities on which the issuer defaults and the federal income tax consequences of such an issuer default are not certain in all cases.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a fund and all listed non-equity options written or purchased by a fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a fund’s portfolio.

Equity options written by a fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a fund.

Positions of a fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the funds may make or undertake. While the funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a fund invests in stock of certain passive foreign investment companies, the fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders. The fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

Under limited circumstances, a fund may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the fund’s investment company taxable income and not taxable to the fund to the extent distributed by the fund as a dividend to its shareholders. Any amount required to be included in the fund’s income, but not distributed by the controlled foreign corporation, is not treated as a dividend.

The funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a fund’s assets to be invested within various countries is not known. Each fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the fund may elect to “pass through” to the fund’s shareholders the amount of foreign income taxes paid by the fund. If a fund does elect to “pass through,” each shareholder will receive a written statement from the fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the fund’s gross income from foreign sources. In addition, if at least 50% of the value of a fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a fund and its shareholders. Ordinary distributions made by a fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the fund is qualified dividend income. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a fund from ordinary investment income and net short-term capital gains will be taxed to such fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the fund. Ordinary income dividends received by corporate shareholders of a fund will qualify for the 50% dividends-received deduction (for taxable years beginning after December 31, 2017) to the extent the fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a fund that are reported by the fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the fund in January of such following year). Also, shareholders will be taxed on amounts reported by a fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each fund on such undistributed capital gains, if any.

Under proposed regulations on which the funds may rely, if a fund invests in real estate investment trusts (“REITs”) and receives qualified REIT dividends, the fund may pay section 199A dividends limited to the excess of the fund’s qualified REIT dividends for the taxable year over allocable expenses. Non-corporate shareholders who meet holding period and certain other requirements are eligible for a 20% deduction against such section 199A dividends. The U.S. Treasury Department is considering adopting similar regulations that would allow a 20% deduction against qualified publicly traded partnership (PTP) income, however, pending adoption of such rules distributions attributable to a fund’s investments in PTPs are not eligible for the deduction.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a fund that are purchased prior to a dividend or distribution by the fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the fund as taxable income.

Shareholders should consult their own tax professionals about their tax situations.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a fund or upon an exchange of his or her shares in a fund for shares in another Virtus Mutual Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the fund’s default method will be used.

Tax Information Notices

Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Code and Regulations, the funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The funds will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the fund, (ii) those about whom notification has been received (either by the shareholder or the fund) from the IRS that they are subject to backup withholding or (iii) those who, to the fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.

Foreign Shareholders

Dividends paid by any of the funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of the United States withholding tax and any foreign taxes.

Under the Foreign Account Tax Compliance Act (FATCA), a 30% withholding tax may apply to certain U.S.-source dividends, interest, and other withholdable payments made to certain foreign financial institutions or other foreign entities, unless such financial institution or entity enters into an agreement to collect and report certain information regarding their direct and indirect U.S. account holders and owners to tax authorities, comply with due diligence procedures, and satisfy certain other requirements or are otherwise exempt from FATCA. The obligation to withhold under FATCA applies even if the payment would otherwise be exempt from the from withholding under an applicable tax treaty or under the rules applicable to foreign shareholders. Under proposed Treasury Regulations on which taxpayers, including the Funds, may rely, the FATCA withholding obligation does not apply to a Fund’s distributions of net capital gain and to the gross proceeds from a sale or redemption of Fund shares. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of FATCA.

Other Tax Consequences

In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2020, all of which are subject to change and which, if changed, may be applied retroactively to a fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a fund. The discussion above reflects changes made by the Tax Cuts and Jobs Act of 2017.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2020 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. In addition, recent changes to the Code have given rise to a number of new provisions, and further guidance is expected over the coming months and years. Accordingly, prospective purchasers are urged to consult their own tax professionals with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts andestates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a fund generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of fund shares, a fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the fund shares you sold, exchanged or redeemed. See “Cost Basis Reporting” in the funds’ Prospectus for more information.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of a fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the funds’ options transactions, if any, such transactions could cause a substantial portion of a fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.

Certain covered call activities of a fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan transactions and certain other transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a fund, defer losses to a fund, and cause adjustments in the holding periods of a fund’s securities. These rules could therefore affect the amount, timing or character of distributions to, and thus taxes payable by, shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) could affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. Each fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

A fund’s direct investment in commodities and use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company, and can bear on the fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the fund might invest, including exchange traded notes (“ETNs”) and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

To the extent that, in order to achieve exposure to commodities, a fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of a fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment and to avoid a fund-level tax. If, in the alternative, a fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Short Sales

To the extent a fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a fund’s short sale transactions will likely increase the percentage of the fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-in-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a fund’s taxable income (and required to be distributed by the fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by a fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation , (ii) alternatively, a fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a fund’s income, will depend upon which of the permitted accrual methods the fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Portfolio would be required to include in income any market discount as it takes the same into account on its financial statements. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID in the case of certain types of debt obligations. Generally, a fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e, upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. A fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Each fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of a fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

To the extent such investments are permissible for a fund, the fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a fund should recognize market discount on a debt obligation; when a fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Investments in Master Limited Partnerships

A fund’s ability to make investments in MLPs is limited by the fund’s intention to qualify as a regulated investment company, and if the fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the fund’s status as a regulated investment company may be jeopardized. Among other limitations, a fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Such investments might generate taxable income in excess of cash, either (i) in respect of an MLP debt restructuring, or (ii) on the sale of an interest therein, such sale could also potentially involve “recapture” of ordinary income. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from a fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in a MLP.

Certain Investments in REITs and Mortgage-Related Securities

To the extent such investments are permissible for a fund, a fund may invest in REITs. A fund’s investments in REIT equity securities may result in a fund’s receipt of cash in excess of the REIT’s earnings; if a fund distributes such amounts, such distribution could constitute a return of capital to fund shareholders for U.S. federal income tax purposes. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund’s income (including income allocated to the fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (as discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Distributions by a fund to its shareholders that the fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the fund exceeds the fund’s investment company taxable income (after taking into account deductions for dividends paid by the fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. The funds have not yet determined whether such an election will be made.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a fund in certain PFICs could potentially subject the fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to fund shareholders. However, a fund may elect to avoid the imposition of that tax. For example, if a fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and a fund may therefore incur the tax and interest charges described above in some instances.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, Shareholders can call 800-243-1574.

PERFORMANCE INFORMATION

Performance information for the funds (and any class of the funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Bloomberg Barclays U.S. Aggregate Bond Index, Russell 2000® Index, Russell Midcap® Growth Index and MSCI EAFE® (Europe Australasia Far East) Index.

Advertisements, sales literature and other communications may contain information about the funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the funds to respond quickly to changing market and economic conditions. From time to time the funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (whereP=a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class C Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

The funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% for the funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:

a = dividends and interest earned during the period. b = net expenses accrued for the period.

c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period.

A standardized “tax-equivalent yield” may be quoted for the Tax-Exempt Bond Fund, which is computed by: (a) dividing the portion of the fund’s yield that is exempt from federal income tax by one minus a stated federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

***

The Nicholas-Applegate U.S. Convertible Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Convertible Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Convertible Fund) is based upon the historical performance of the Convertible Fund’s predecessor fund, the Nicholas-Applegate U.S. Convertible Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. High Yield Bond Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the High Yield Bond Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the High Yield Bond Fund) is based upon the historical performance of the High Yield Bond Fund’s predecessor fund, the Nicholas-Applegate U.S. High Yield Bond Fund, adjusted as set forth herein.

The Nicholas-Applegate International Growth Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund), on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the International Small-Cap Fund) is based upon the historical performance of the International Small-Cap Fund’s predecessor fund, the Nicholas-Applegate International Growth Opportunities Fund, adjusted as set forth herein.

The Allianz Global Investors Multi-Style Fund, formerly a series of the Virtus Investment Trust, reorganized into the Global Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Global Allocation Fund) is based upon the historical performance of the Global Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.

The following table sets forth the average annual total return of certain classes of shares of the Predecessor Funds for periods ended September 30, 2020. Convertible Fund, High Yield Bond Fund and International Small-Cap Fund reorganized on April 12, 2010, when the Nicholas-Applegate U.S. Convertible Fund, U.S. High Yield Bond and International Growth Opportunities Fund reorganized into the Convertible Fund, High Yield Bond Fund and International Small-Cap Fund, respectively, by transferring substantially all of their assets and liabilities into the Convertible Fund, High Yield Bond Fund and International Small-Cap Fund in exchange for Class P and Institutional Class shares of the Convertible Fund, Institutional Class shares of the High Yield Bond Fund, and Class P and Institutional Class shares of the International Small-Cap Fund, respectively. Accordingly, “Inception Date of Fund” for these funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these funds did not offer shares corresponding to the funds’ Class A, Class C, Class P (except for Convertible Fund and International Small-Cap Fund as noted above), or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Convertible, High Yield Bond and International Small-Cap Funds’ shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible Fund, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, and Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the fund’s Class P shares, for which total return presentations are based solely on Class I, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by the predecessor Nicholas-Applegate Funds) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended September 30, 2020*

Fund	Class	1 Year	5 Year	10 Year	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Convertible Fund(1)	Class A	30.83%	14.15%	11.68%	10.71%	4/19/1993	4/12/2010
	Class C	36.40%	14.60%	11.49%	10.12%		4/12/2010
	Class P	38.78%	15.74%	12.58%	11.18%		6/7/2010
	Institutional	38.80%	15.79%	12.65%	11.28%		4/19/1993
	Administrative	38.53%	15.52%	12.38%	10.96%		4/12/2010

High Yield Bond Fund(2)	Class A	-4.53%	3.44%	4.32%	6.42%	7/31/1996	4/12/2010
	Class C	-2.35%	3.56%	4.00%	5.82%		4/12/2010
	Class P	-0.46%	4.61%	5.04%	6.82%		4/12/2010
	Class R6	-0.40%	4.70%	5.17%	7.14%		TBD
	Institutional	-0.50%	4.60%	5.07%	7.03%		7/31/1996
	Administrative	-0.63%	4.43%	4.76%	6.61%		4/12/2010
International Small-Cap Fund(3)	Class A	2.41%	4.01%	6.03%	10.20%	12/31/1997	4/12/2010
	Class C	6.56%	4.38%	5.82%	9.64%		4/12/2010
	Class P	8.55%	5.36%	6.82%	10.76%		4/12/2010
	Class R6	8.63%	5.48%	6.99%	10.95%		2/1/2016
	Institutional	8.61%	5.41%	6.90%	10.85%		12/31/1997

*

Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.

(1)

The Nicholas-Applegate U.S. Convertible Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Convertible Fund on April 12, 2010. The Prospectus of the Convertible Fund discloses performance information for Class I shares of the predecessor fund.

(2)

The Nicholas-Applegate U.S. High Yield Bond Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the High Yield Bond Fund on April 12, 2010. The Prospectus of the High Yield Bond Fund discloses performance information for Class I shares of the predecessor fund.

(3)

The Nicholas-Applegate International Growth Opportunities Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the International Small-Cap Fund on April 12, 2010. The Prospectus of the International Small-Cap Fund discloses performance information for Class I and II shares of the predecessor fund.

The following table sets forth the average annual total return of certain classes of shares of the Global Allocation Fund for periods ended September 30, 2020. The Global Allocation Fund reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund. The Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund, did not offer shares corresponding to the fund’s Class P, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Global Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended September 30, 2020*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Allocation Fund**	Class A	4.15%	5.60%	5.20%	5.43%	9/30/1998	9/30/1998
	Class C	8.28%	5.99%	5.02%	4.92%		9/30/1998
	Class P#	10.39%	7.09%	6.06%	5.94%		5/4/2009
	Class R6#	10.57%	7.15%	6.16%	6.21%		9/8/2015
	Institutional#	10.40%	7.03%	6.05%	6.11%		2/26/1999
	Administrative#	10.24%	6.88%	5.85%	5.76%		5/4/2009

*

Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.

**

The Allianz Global Investors Multi-Style Fund was a series of Virtus Investment Trust prior to its reorganization into the Global Allocation Fund on May 4, 2009. The Prospectus of the Global Allocation Fund discloses performance information for Class A, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the fund’s corresponding classes.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class).

Total Return for Periods Ended September 30, 2020

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
Global Allocation Fund**	Class P	10.39%	7.09%	6.06%	5.83%
	Class R6	10.57%	7.15%	5.98%	5.79%
	Institutional	10.40%	7.03%	6.05%	5.94%
	Administrative	10.24%	6.88%	5.85%	5.72%

**

The Allianz Global Investors Multi-Style Fund was a series of Virtus Investment Trust prior to its reorganization into the Global Allocation Fund on May 4, 2009. The Prospectus of the Global Allocation Fund discloses performance information for Class A, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the fund’s corresponding classes.

The following table sets forth the average annual total return of certain classes of shares of the Water Fund for periods ended September 30, 2019. The Water Fund was formed on March 31, 2008 (the “Inception Date of Fund”). Institutional Class shares were launched on July 15, 2008. For periods prior to the “Inception Date” of Institutional Class shares, total return presentations for the class are based on the historical performance of the Class A shares of the Water Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended September 30, 2020*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Water Fund	Class A	5.22%	9.11%	8.65%	5.50%	3/31/2008	3/31/2008
	Class C	9.48%	9.51%	8.43%	5.17%		3/31/2008
	Class P	11.67%	10.64%	9.53%	6.24%		3/31/2008
	Institutional#	11.71%	10.65%	9.58%	6.30%		7/15/2008

*

Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class).

Total Return for Periods Ended September 30, 2020

(with no adjustment for operating expenses of the noted

class for periods prior to its inception date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
Water Fund	Institutional	11.71%	10.65%	9.58%	6.29%

The following table sets forth the average annual total return of certain classes of shares of the Global Dynamic Allocation Fund and Short Duration High Income Fund a (for purposes of this paragraph only, the “funds”) for the period ended September 30, 2020. Each class of Shares of each fund was launched on the dates shown in the table below. For periods prior to the “Inception Date” of a class of shares, total return presentations for each class are based on the historical performance of the oldest share class of each fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended September 30, 2020*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Dynamic Allocation Fund	Class A	2.25%	4.24%	4.91%	7.77%	4/27/2009	4/27/2009
	Class C	6.40%	4.62%	4.70%	7.49%		4/27/2009
	Class P	9.73%	5.87%	5.81%	8.62%		4/27/2009
	Class R6#	8.54%	5.75%	5.85%	8.69%		2/1/2016
	Institutional	8.52%	5.71%	5.78%	8.61%		4/27/2009
	Administrative	8.24%	5.44%	5.52%	8.33%		4/27/2009
Short Duration High Income Fund	Class A	-1.89%	3.12%	N/A	3.85%	10/3/2011	10/3/2011
	Class C	-0.83%	3.34%	N/A	3.80%		10/3/2011
	Class P	0.69%	3.84%	N/A	4.33%		10/3/2011
	Class R6#	0.70%	3.92%	N/A	4.43%		2/1/2017
	Institutional	0.63%	3.87%	N/A	4.39%		10/3/2011

*

Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Prospectus.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class).

Total Return for Periods Ended September 30, 2020

(with no adjustment for operating expenses of the noted

class for periods prior to its inception date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
Global Dynamic Allocation Fund	Class R6	8.54%	5.74%	5.80%	8.62%
Short Duration High Income Fund	Class R6	0.70%	3.92%	N/A	4.42%

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

The funds’ audited financial statements for the fiscal year ended September 30, 2020, appearing in the funds’ 2020 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

A-1 and P-1 Commercial Paper Ratings

The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.

Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Moody’s Investors Service, Inc.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A— Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.

aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

Standard and Poor’s Corporation Corporate Bond Ratings

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Kroll Bond Rating Agency (“KBRA”)

Long-Term Credit Ratings

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC: Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC: Determined to be near default or in default with average recovery expectations.

C: Determined to be near default or in default with low recovery expectations.

D: KBRA defines default as occurring if:

1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append – or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Short-Term Credit Ratings

Kroll Bond Rating Agency’s short-term ratings indicate an ability to meet obligations that typically have maturities of 13 months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

K1+: Exceptional ability to meet short-term obligations.

K1: Very strong ability to meet short-term obligations.

K2: Strong ability to meet short-term obligations.

K3: Adequate ability to meet short-term obligations.

B: Questionable ability to meet short-term obligations.

C: Little ability to meet short-term obligations.

D: KBRA defines default as occurring if:

1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

DBRS

Long-Term Obligations

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Commercial Paper and Short-Term Debt Rating Scale

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

APPENDIX B — CERTAIN OWNERSHIP OF TRUST SHARES

As of December 31, 2020, unless otherwise noted, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the fund, and therefore may be presumed to “control” the funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

	FUND NAME	REGISTRATION	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
a,b	ALLIANZGI GLOBAL ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	325342.972	56.89
a,b	ALLIANZGI WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4581701.447	32.92
a,b	ALLIANZGI GLOBAL ALLOCATION INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	250913.104	26.12
a,b	ALLIANZGI GLOBAL ALLOCATION INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	254366.587	26.48
a,b	ALLIANZGI WATER INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3469954.852	27.91
a,b	ALLIANZGI WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3300766.015	26.55
a	ALLIANZGI GLOBAL ALLOCATION ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	2145.088	85.5
a,b	ALLIANZGI GLOBAL ALLOCATION R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8484190.621	40.24
a,b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30666.472	29.51
a,b	ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1143851.089	48.13
a,b	ALLIANZGI EMERGING MARKETS VALUE A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	477194.56	58.6
a,b	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49646.793	39.68
a,b	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	36062.957	28.83
a,b	ALLIANZGI EMERGING MARKETS CONSUMER A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2663.732	65.92
a	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13034.067	34.78
a,b	ALLIANZGI CONVERTIBLE C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1033430.597	32.2
a,b	ALLIANZGI INTERNATIONAL SMALL-CAP C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8788.227	39.74
a,b	ALLIANZGI EMERGING MARKETS VALUE C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14367.893	27.89
a,b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1181.99	26.23
a,b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2702.74	59.97
a,b	ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8810916.028	26.26
a,b	ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	817148.013	71.43
a,b	ALLIANZGI INTL SMALL-CAP P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	84980.769	28.15
a,b	ALLIANZGI CONVERTIBLE P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	4805147.719	28.49
a,b	ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	5183293.737	29.36
a,b	ALLIANZGI EMERGING MARKETS VALUE P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	314264.245	73.41
a,b	ALLIANZGI GLOBAL SUSTAINABILITY FUND P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1517954.902	94.68
a	ALLIANZGI CORE PLUS BOND FUND CLASS P	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	794.497	100
a	ALLIANZGI PREFERRED SEC AND INC P	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	773.809	100
a	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	534791.309	69.19
a,b	ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	2650469.435	46.21
a,b	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	674086.216	76.04
a,b	ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	6923635.849	35.83
a,b	ALLIANZGI EMERGING MKT VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5507151.809	86.7
a	ALLIANZGI GLOBAL SUSTAINABILITY FD I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	4995353.084	78.95
a	ALLIANZGI EMERGING MARKETS CONSUMER I	WELLS FARGO BANK NA FBO NEW YORK CITY FOUNDATION OF CEREBR 25906300 PO BOX 1533 MINNEAPOLIS MN 55480-1533	279297.35	29.07
a	ALLIANZGI CORE PLUS BOND INSTITUTIONAL	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	797.049	31.49
a,b	ALLIANZGI CORE PLUS BOND INSTITUTIONAL	UMB BANK NA CUST 403B PLAN FBO OUR LADY OF CONSOLATION SCHOOL FBO CAROL A O’REILLY 604 SAINT MARYS AVE CAREY OH 43316-9457	1406.887	55.59
a,b	ALLIANZGI PREFERRED SEC AND INC INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	331197.853	73.96
a,b	ALLIANZGI GLBL DYNAMIC ALLOC ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1799.176	100
a,b	ALLIANZGI CONVERTIBLE ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	463885.244	90.17
a	ALLIANZGI HIGH YIELD BOND ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	2471.797	74
a,b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2022556.453	92.96
a,b	ALLIANZGI INTERNATIONAL SMALL-CAP R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	708671.895	93.24
a,b	ALLIANZGI SHORT DURATION HIGH INC R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1221729.543	61.65
a	ALLIANZGI SHORT DURATION HIGH INC R6	ALLIANZGI MANAGED FUTURES LLC ATTN ALLIANZGI US LLC 1633 BROADWAY FL 43 NEW YORK NY 10019-6708	703620.829	35.5
a	ALLIANZGI CORE PLUS BOND FUND CLASS R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	3188148.882	93.89
a	ALLIANZGI PREFERRED SEC AND INC R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	774281.404	80.59

a/b	FUND NAME	REGISTRATION	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
b	ALLIANZGI GLOBAL ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	370828.4	8.13
	ALLIANZGI GLOBAL ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	432190.611	9.47
b	ALLIANZGI GLOBAL ALLOCATION A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	497124.655	10.89
b	ALLIANZGI GLOBAL ALLOCATION A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	890895.016	19.52
b	ALLIANZGI GLOBAL ALLOCATION A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	261363.634	5.73
b	ALLIANZGI WATER A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1651875.135	14.24
	ALLIANZGI WATER A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	862640.678	7.44
b	ALLIANZGI WATER A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	873732.384	7.53
b	ALLIANZGI WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2284834.418	19.7
b	ALLIANZGI WATER A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1261536.061	10.88
b	ALLIANZGI WATER A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1168927.171	10.08
b	ALLIANZGI GLOBAL ALLOCATION C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44076.178	14.04
	ALLIANZGI GLOBAL ALLOCATION C	TD AMERITRADE FBO DONALD A DESHAM ROLLOVER IRA TD AMERITRADE CLEARING CUSTODIAN 9024 GRAVOIS VIEW CT APT B SAINT LOUIS MO 63123-2928	24189.349	7.7
b	ALLIANZGI WATER C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	189806.034	5.43
	ALLIANZGI WATER C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	474012.2	13.55
b	ALLIANZGI WATER C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	234228.535	6.7
b	ALLIANZGI WATER C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	242783.438	6.94
b	ALLIANZGI WATER C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	675175.766	19.3
b	ALLIANZGI WATER C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	241766.099	6.91
b	ALLIANZGI WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	196590.082	5.62
b	ALLIANZGI WATER C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	618051.367	17.67
b	ALLIANZGI GLOBAL ALLOCATION P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	117093.716	20.48
b	ALLIANZGI GLOBAL ALLOCATION P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	59500.181	10.4
b	ALLIANZGI GLOBAL ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	325342.972	56.89
b	ALLIANZGI WATER P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1341978.416	9.64
b	ALLIANZGI WATER P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1415673.764	10.17
b	ALLIANZGI WATER P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	2006454.927	14.41
b	ALLIANZGI WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4581701.447	32.92
b	ALLIANZGI WATER P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1221808.833	8.78
b	ALLIANZGI WATER P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2315075.044	16.63
b	ALLIANZGI GLOBAL ALLOCATION R	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	2177.884	100
b	ALLIANZGI GLOBAL ALLOCATION INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	55122.493	5.74
b	ALLIANZGI GLOBAL ALLOCATION INST	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSOTMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	75284.151	7.84
b	ALLIANZGI GLOBAL ALLOCATION INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	250913.104	26.12
b	ALLIANZGI GLOBAL ALLOCATION INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	159609.949	16.62
b	ALLIANZGI GLOBAL ALLOCATION INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	254366.587	26.48
b	ALLIANZGI GLOBAL ALLOCATION INST	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	60262.929	6.27
b	ALLIANZGI WATER INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1831724.15	14.74
b	ALLIANZGI WATER INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3469954.852	27.91
b	ALLIANZGI WATER INST	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	779999.706	6.27
b	ALLIANZGI WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3300766.015	26.55
b	ALLIANZGI WATER INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1572475.683	12.65
b	ALLIANZGI GLOBAL ALLOCATION ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	363.746	14.5
b	ALLIANZGI GLOBAL ALLOCATION ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	2145.088	85.5
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 15-17 P51E ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1064079.166	5.05
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 18 PLUS P51F ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	2801346.176	13.29
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1479680.825	7.02
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1258308.545	5.97
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET BANK & TRUST CO AS CUST FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN (AGE-BASED 6—AGE 14) P51I 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1141392.241	5.41
b	ALLIANZGI GLOBAL ALLOCATION R6	STATE STREET BANK & TRUST CO AS CUST FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN (AGE-BASED 7—AGE 15) P51J 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1287180.445	6.11
b	ALLIANZGI GLOBAL ALLOCATION R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8484190.621	40.24
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15491.963	14.91
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	30666.472	29.51
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	12566.095	12.09
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5460.512	5.25
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION A	UMB BANK NA CUST ROTH IRA FBO LORI H DOMINICZAK 4002 W CHERRYWOOD LN BROWN DEER WI 53209-1002	8984.689	8.65
b	ALLIANZGI CONVERTIBLE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1800477.663	21.92
b	ALLIANZGI CONVERTIBLE A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1332993.734	16.23
b	ALLIANZGI CONVERTIBLE A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	924732.532	11.26
	ALLIANZGI CONVERTIBLE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	784018.656	9.54
b	ALLIANZGI CONVERTIBLE A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	690646.388	8.41
b	ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1143851.089	48.13
b	ALLIANZGI HIGH YIELD BOND A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	137991.025	5.81
b	ALLIANZGI HIGH YIELD BOND A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	120950.805	5.09
b	ALLIANZGI HIGH YIELD BOND A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	129627.611	5.45
b	ALLIANZGI HIGH YIELD BOND A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	119002.699	5.01
b	ALLIANZGI INTERNATIONAL SMALL-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14993.468	14.92
b	ALLIANZGI INTERNATIONAL SMALL-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7665.724	7.63
b	ALLIANZGI INTERNATIONAL SMALL-CAP A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17187.949	17.1
b	ALLIANZGI SHORT DURATION HIGH INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	744026.128	7.47
	ALLIANZGI SHORT DURATION HIGH INCOME A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1124658.987	11.29
b	ALLIANZGI SHORT DURATION HIGH INCOME A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	724655.968	7.27
b	ALLIANZGI SHORT DURATION HIGH INCOME A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	672812.639	6.75
	ALLIANZGI SHORT DURATION HIGH INCOME A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1001963.566	10.06
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1254421.444	12.59
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1150308.425	11.55
b	ALLIANZGI EMERGING MARKETS VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	141563.621	17.38
	ALLIANZGI EMERGING MARKETS VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	86243.598	10.59

a/b	FUND NAME	REGISTRATION	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
b	ALLIANZGI EMERGING MARKETS VALUE A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	477194.56	58.6
b	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49646.793	39.68
	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11932.793	9.54
b	ALLIANZGI GLOBAL SUSTAINABILITY FUND A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	36062.957	28.83
b	ALLIANZGI EMERGING MARKETS CONSUMER A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	605.829	14.99
b	ALLIANZGI EMERGING MARKETS CONSUMER A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2663.732	65.92
	ALLIANZGI EMERGING MARKETS CONSUMER A	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	750.888	18.58
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2336.397	6.24
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13034.067	34.78
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5086.386	13.57
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2424.872	6.47
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	UMB BANK NA CUST 403B PLAN FBO BOB YANDIAN INTERNATIONAL FBO ROBERT R YANDIAN 10421 E 121ST PL S BIXBY OK 74008-5838	2802.058	7.48
	ALLIANZGI GLOBAL DYNAMIC ALLOCATION C	JOSEPH H BRILEY SUBJECT TO TOD RULES 9614 N LENOX PL KANSAS CITY MO 64154-1309	4342.295	11.59
b	ALLIANZGI CONVERTIBLE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	325078.151	10.13
	ALLIANZGI CONVERTIBLE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	191054.769	5.95
b	ALLIANZGI CONVERTIBLE C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1033430.597	32.2
b	ALLIANZGI CONVERTIBLE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	468631.164	14.6
b	ALLIANZGI CONVERTIBLE C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	391960.479	12.21
	ALLIANZGI HIGH YIELD BOND C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	90557.765	20.68
	ALLIANZGI HIGH YIELD BOND C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	98728.836	22.55
b	ALLIANZGI HIGH YIELD BOND C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	58657.415	13.4
b	ALLIANZGI HIGH YIELD BOND C	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	27136.421	6.2
b	ALLIANZGI HIGH YIELD BOND C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	62586.072	14.29
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1360.45	6.15
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8788.227	39.74
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2405.767	10.88
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1508.548	6.82
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1633.538	7.39
	ALLIANZGI INTERNATIONAL SMALL-CAP C	D A DAVIDSON & CO DANIEL J GERSTNER & SUSAN M GERSTNER JTWROS 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155	1717.388	7.77
	ALLIANZGI INTERNATIONAL SMALL-CAP C	D A DAVIDSON & CO DCG&T TTEE SUSAN M GERSTNER 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155	1472.131	6.66
	ALLIANZGI SHORT DURATION HIGH INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	725447.151	11.55
b	ALLIANZGI SHORT DURATION HIGH INCOME C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	606262.388	9.65
	ALLIANZGI SHORT DURATION HIGH INCOME C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	393715.431	6.27
b	ALLIANZGI SHORT DURATION HIGH INCOME C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1291374.716	20.56
b	ALLIANZGI SHORT DURATION HIGH INCOME C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	507722.954	8.09
b	ALLIANZGI SHORT DURATION HIGH INCOME C	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	314442.622	5.01
	ALLIANZGI SHORT DURATION HIGH INCOME C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	822925.689	13.1
b	ALLIANZGI EMERGING MARKETS VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9219.649	17.89
b	ALLIANZGI EMERGING MARKETS VALUE C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	3836.716	7.45
b	ALLIANZGI EMERGING MARKETS VALUE C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7051.464	13.69
b	ALLIANZGI EMERGING MARKETS VALUE C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14367.893	27.89
b	ALLIANZGI EMERGING MARKETS VALUE C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3844.799	7.46
b	ALLIANZGI EMERGING MARKETS VALUE C	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6159.44	11.96
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	433.754	9.62
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	1181.99	26.23
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2702.74	59.97
b	ALLIANZGI CONVERTIBLE INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3426997.098	10.21
b	ALLIANZGI CONVERTIBLE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3515784.44	10.48
b	ALLIANZGI CONVERTIBLE INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4730393.504	14.1
b	ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8810916.028	26.26
b	ALLIANZGI CONVERTIBLE INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5523778.357	16.46
b	ALLIANZGI CONVERTIBLE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1699932.547	5.07
b	ALLIANZGI HIGH YIELD BOND P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	83317.244	7.28
b	ALLIANZGI HIGH YIELD BOND P	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	156429.771	13.67
b	ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	817148.013	71.43
b	ALLIANZGI INTL SMALL-CAP P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	49894.258	16.53
	ALLIANZGI INTL SMALL-CAP P	SUZANNE C M MCKENNA TRSTE SUZANNE C M MCKENNA REVOCABLE TRUS U/A DTD 12/22/2011 165 LAPIER ST GLENCOE IL 60022-1914	25889.564	8.58
b	ALLIANZGI INTL SMALL-CAP P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTO 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	54675.991	18.11
	ALLIANZGI INTL SMALL-CAP P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	84980.769	28.15
b	ALLIANZGI INTL SMALL-CAP P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	17697.288	5.86
b	ALLIANZGI CONVERTIBLE P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	999398.24	5.93
	ALLIANZGI CONVERTIBLE P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1919476.112	11.38
b	ALLIANZGI CONVERTIBLE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	2162613.124	12.82
b	ALLIANZGI CONVERTIBLE P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2457940.823	14.57
b	ALLIANZGI CONVERTIBLE P	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2706465.776	16.05
b	ALLIANZGI CONVERTIBLE P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	1029064.287	6.1
b	ALLIANZGI CONVERTIBLE P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	4805147.719	28.49
b	ALLIANZGI SHORT DURATION HIGH INCOME P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2511827.088	14.23
b	ALLIANZGI SHORT DURATION HIGH INCOME P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2599145.373	14.72
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT O ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	3921682.224	22.21
b	ALLIANZGI SHORT DURATION HIGH INCOME P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1718961.327	9.74
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	5183293.737	29.36
b	ALLIANZGI EMERGING MARKETS VALUE P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22260.162	5.2
b	ALLIANZGI EMERGING MARKETS VALUE P	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	55947.747	13.07
b	ALLIANZGI EMERGING MARKETS VALUE P	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	314264.245	73.41
b	ALLIANZGI GLOBAL SUSTAINABILITY FUND P	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1517954.902	94.68
b	ALLIANZGI CORE PLUS BOND FUND CLASS P	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	794.497	100
b	ALLIANZGI PREFERRED SEC AND INC P	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	773.809	100

a/b	FUND NAME	REGISTRATION	AMOUNT & NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	126420.729	16.36
	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	534791.309	69.19
b	ALLIANZGI GLBL DYNAMIC ALLOCATION INST	BANK OF AMERICA CUSTODIAN FBO MFO 2890762 PO BOX 843869 DALLAS TX 75284-3869	68093.973	8.81
b	ALLIANZGI HIGH YIELD BOND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	970859.49	16.93
	ALLIANZGI HIGH YIELD BOND INST	ALLIANZGI INCOME & GROWTH FUND 1633 BROADWAY NEW YORK NY 10019-6708	1241591.197	21.65
b	ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	2650469.435	46.21
b	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	674086.216	76.04
b	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	82282.854	9.28
b	ALLIANZGI INTL SMALL-CAP INST	ATTN MUTUAL FUND ADMINISTRATOR C/O BURKE & HERBERT ID 798 SEI PRIVATE TR CO ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	51805.611	5.84
	ALLIANZGI SHORT DURATION HIGH INC INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1515417.989	7.84
b	ALLIANZGI SHORT DURATION HIGH INC INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3465011.178	17.93
b	ALLIANZGI SHORT DURATION HIGH INC INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1236338.524	6.4
b	ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-1995	6923635.849	35.83
b	ALLIANZGI SHORT DURATION HIGH INC INST	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2794783.059	14.46
b	ALLIANZGI EMERGING MKT VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5507151.809	86.7
b	ALLIANZGI EMERGING MKT VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	492959.391	7.76
b	ALLIANZGI GLOBAL SUSTAINABILITY FD I	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1079184.674	17.06
	ALLIANZGI GLOBAL SUSTAINABILITY FD I	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN PAUL PIETRANICO 1633 BROADWAY NEW YORK NY 10019-6708	4995353.084	78.95
b	ALLIANZGI EMERGING MARKETS CONSUMER I	SANDS FAMILY SUPPORTING FOUNDATION INC ATTN AMY S VARS 500 EAST AVE ROCHESTER NY 14607-1949	190375.455	19.82
b	ALLIANZGI EMERGING MARKETS CONSUMER I	BANK OF AMERICA CUSTODIAN FBO MFO 0002081 PO BOX 843869 DALLAS TX 75284-3869	48775.242	5.08
	ALLIANZGI EMERGING MARKETS CONSUMER I	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	175836.916	18.3
b	ALLIANZGI EMERGING MARKETS CONSUMER I	WELLS FARGO BANK NA FBO NEW YORK CITY FOUNDATION OF CEREBR 25906300 PO BOX 1533 MINNEAPOLIS MN 55480-1533	279297.35	29.07
b	ALLIANZGI EMERGING MARKETS CONSUMER I	WELLS FARGO BANK NA FBO TCS INC ALLIANZ EM 26441108 PO BOX 1533 MINNEAPOLIS MN 55480-1533	180111.644	18.75
b	ALLIANZGI CORE PLUS BOND INSTITUTIONAL	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	326.953	12.92
	ALLIANZGI CORE PLUS BOND INSTITUTIONAL	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	797.049	31.49
b	ALLIANZGI CORE PLUS BOND INSTITUTIONAL	UMB BANK NA CUST 403B PLAN FBO OUR LADY OF CONSOLATION SCHOOL FBO CAROL A O’REILLY 604 SAINT MARYS AVE CAREY OH 43316-9457	1406.887	55.59
	ALLIANZGI PREFERRED SEC AND INC INSTL	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41975.424	9.37
b	ALLIANZGI PREFERRED SEC AND INC INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	331197.853	73.96
b	ALLIANZGI PREFERRED SEC AND INC INSTL	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	73840.822	16.49
	ALLIANZGI GLBL DYNAMIC ALLOC ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1799.176	100
	ALLIANZGI CONVERTIBLE ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	44086.554	8.57
b	ALLIANZGI CONVERTIBLE ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	463885.244	90.17
	ALLIANZGI HIGH YIELD BOND ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	2471.797	74
b	ALLIANZGI HIGH YIELD BOND ADMIN	FIIOC FBO DURKIN & VILLALTA PARTNERS ENGINEERING 401(K) PLAN 31739 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	586	17.54
	ALLIANZGI HIGH YIELD BOND ADMIN	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	269.796	8.08
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2022556.453	92.96
b	ALLIANZGI GLOBAL DYNAMIC ALLOCATION R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	153233.083	7.04
b	ALLIANZGI INTERNATIONAL SMALL-CAP R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	708671.895	93.24
b	ALLIANZGI INTERNATIONAL SMALL-CAP R6	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	48731.932	6.41
b	ALLIANZGI SHORT DURATION HIGH INC R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1221729.543	61.65
	ALLIANZGI SHORT DURATION HIGH INC R6	ALLIANZGI MANAGED FUTURES LLC ATTN ALLIANZGI US LLC 1633 BROADWAY FL 43 NEW YORK NY 10019-6708	703620.829	35.5
	ALLIANZGI CORE PLUS BOND FUND CLASS R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	3188148.882	93.89
b	ALLIANZGI CORE PLUS BOND FUND CLASS R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	207331.215	6.11
	ALLIANZGI PREFERRED SEC AND INC R6	ALLIANZ FUND INVESTMENTS INC ATTN AIM INVESTMENT OPERATIONS 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	774281.404	80.59
b	ALLIANZGI PREFERRED SEC AND INC R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	181585.472	18.9

B-4